                                                            OMB APPROVAL
                                                    ----------------------------
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                                                    hours per response: 19.4
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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file
number                       811-09797
      --------------------------------------------------------------------------


                             AIM Floating Rate Fund
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

               11 Greenway Plaza, Suite 100  Houston, Texas 77046
--------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

      Robert H. Graham  11 Greenway Plaza, Suite 100  Houston, Texas 77046
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code:     (713) 626-1919
                                                   -----------------------------

Date of fiscal year end:     12/31
                         --------------

Date of reporting period:    12/31/05
                         --------------

Item 1. Reports to Stockholders.

                                                          AIM FLOATING RATE FUND
                               Annual Report to Shareholders o December 31, 2005


                                  [COVER IMAGE]


 YOUR GOALS. OUR SOLUTIONS.                  [AIM INVESTMENTS LOGO APPEARS HERE]
 --Registered Trademark--                          --Registered Trademark--

AIM FLOATING RATE FUND SEEKS TO PROVIDE A HIGH LEVEL OF CURRENT INCOME, AND SECONDARILY, PRESERVATION OF CAPITAL.

o Unless otherwise stated, information presented in this report is as of December 31, 2005, and is based on total net assets.

PRINCIPAL RISKS OF INVESTING IN THE FUND     o The unmanaged Lehman Brothers U.S.          the net assets of the fund at period end
                                             Aggregate Bond Index (the LEHMAN              for financial reporting purposes, and as
o The Fund is nondiversified, which          AGGREGATE), which represents the U.S.         such, the net asset values for
increases risks as well as potential         investment-grade fixed-rate bond market       shareholder transactions and the returns
rewards.                                     (including government and corporate           based on those net asset values may
                                             securities, mortgage pass-through             differ from the net asset values and
o The Fund is a continuously offered,        securities and asset-backed securities),      returns reported in the Financial
closed-end fund. Investors should            is compiled by Lehman Brothers, a global      Highlights.
carefully consider their liquidity           investment bank.
needs--their potential need to convert                                                     o Industry classifications used in this
their investment into cash--before           o The unmanaged CSFB LEVERAGED LOAN INDEX     report are generally according to the
investing. At the present time,              is an index of below-investment-grade         Global Industry Classification Standard,
shareholders can only redeem, or sell        loans designed to mirror the investible       which was developed by and is the
back, their shares during certain            universe of the U.S. dollar-denominated       exclusive property and a service mark of
pre-determined periods called repurchase     leveraged loan market. The index is           Morgan Stanley Capital International Inc.
offers that occur quarterly.                 compiled by Credit Suisse First Boston        and Standard & Poor's.
                                             Corporation, a well-known global
o Floating rate investments should not be    investment bank.                              In December 2005, your Fund's board
confused with money market funds, and the                                                  approved--subject to shareholder
Fund will not maintain a stable net asset    o The unmanaged LIPPER CLOSED END (CE)        approval--converting the Fund from a
value. The Fund can invest all or            LOAN PARTICIPATION FUND INDEX represents      closed-end interval fund that offers to
substantially all of its assets in senior    an average of the 10 largest CE loan          repurchase its shares on a quarterly
secured floating rate loans and senior       participation funds tracked by Lipper,        basis into an open-end fund that permits
secured debt securities or other             Inc., an independent mutual fund              redemptions of its shares on a daily
securities rated below investment grade.     performance monitor.                          basis.
These securities are generally considered
to have speculative characteristics and      o The Fund is not managed to track the        The Fund provides a complete list of its
are subject to greater risk of loss of       performance of any particular index,          holdings four times in each fiscal year,
principal and interest than higher-rated     including the indexes defined here, and       at the quarter-ends. For the second and
securities.                                  consequently, the performance of the Fund     fourth quarters, the lists appear in the
                                             may deviate significantly from the            Fund's semiannual and annual reports to
o As of June 1, 2004, the Fund may borrow    performance of the indexes.                   shareholders. For the first and third
money to purchase additional investments                                                   quarters, the Fund files the lists with
(use leverage). The Fund may also borrow     o A direct investment cannot be made in       the Securities and Exchange Commission
money to finance repurchase offers, or       an index. Unless otherwise indicated,         (SEC) on Form N-Q. The most recent list
for temporary or emergency purposes.         index results include reinvested              of portfolio holdings is available at
Money raised through borrowings will be      dividends, and they do not reflect sales      AIMinvestments.com. From our home page,
subject to interest costs, which may or      charges. Performance of an index of funds     click on Products & Performance, then
may not exceed the interest on any assets    reflects fund expenses; performance of a      Mutual Funds, then Fund Overview. Select
purchased. Borrowing money to finance        market index does not.                        your Fund from the drop-down menu and
investments also creates the risk of                                                       click on Complete Quarterly Holdings.
higher volatility of the net asset value     OTHER INFORMATION                             Shareholders can also look up the Fund's
of the Shares.                                                                             Forms N-Q on the SEC's Web site at
                                             o The Conference Board is a                   sec.gov. Copies of the Fund's Forms N-Q
ABOUT INDEXES USED IN THIS REPORT            not-for-profit organization that conducts     may be reviewed and copied at the SEC's
                                             research and publishes information and        Public Reference Room at 450 Fifth
o The unmanaged MSCI WORLD INDEX is a        analysis to help businesses strengthen        Street, N.W., Washington, D.C.
group of global securities tracked by        their performance.                            20549-0102. You can obtain information on
Morgan Stanley Capital International.                                                      the operation of the Public Reference
                                             o The returns shown in the management's       Room, including information about
o The unmanaged Standard & Poor's            discussion of Fund Performance are based      duplicating fee charges, by calling
Composite Index of 500 Stocks (the S&P       on net asset values calculated for            202-942-8090 or 800-732-0330, or by
500--Registered Trademark-- INDEX) is an     shareholder transactions. Generally           electronic request at the following
index of common stocks frequently used as    accepted accounting principles require        e-mail address: publicinfo@sec.gov. The
a general measure of U.S. stock market       adjustments to be made to                     SEC file numbers for the Fund are
performance.                                                                               811-09797 and 333-72419.

                                                                                           A description of the policies and
                                                                                           procedures that the Fund uses to
                                                                                           determine how to vote proxies relating to
                                                                                           portfolio securities is available without
                                                                                           charge, upon request, from our Client
                                                                                           Services department at 800-959-4246 or on
                                                                                           the AIM Web site, AIMinvestments.com.

                                                                                           Continued on Page 6

                                                                                           =========================================
================================================================================
                                                                                           FUND NASDAQ SYMBOLS
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND
PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES              Class B Shares                    XAFRX
AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.                         Class C Shares                    XFRCX

================================================================================           =========================================

NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE

AIMinvestments.com

AIM FLOATING RATE FUND

                    DEAR FELLOW AIM FUNDS SHAREHOLDERS:

                    Although many concerns weighed on investors' minds during
                    the year covered by this report, stocks posted gains for the
    [GRAHAM         period. Domestically, the broad-based S&P 500 Index returned
     PHOTO]         4.91%. Internationally, Morgan Stanley's MSCI World Index
                    rose 9.49%. Concern about the inflationary potential of rising energy costs was frequently cited as a major cause of market restraint.

                       Within the indexes, there was considerable variability in
 ROBERT H. GRAHAM   the performance of different sectors and markets.
                    Domestically, energy sector performance far outpaced all
                    other sectors in the S&P 500 Index, reflecting rising oil
                    and gas prices. Overseas, emerging markets produced more
                    attractive results than developed markets, partially because emerging markets tend to be more closely tied to the
   [WILLIAMSON      performance of natural resources and commodities.
     PHOTO]
                       One could make a strong argument for global
                    diversification of a stock portfolio using the performance data for the year ended December 31, 2005. Of course, your financial advisor is the person most qualified to help you decide whether such diversification is appropriate for you.
MARK H. WILLIAMSON
                       A number of key developments affected markets and the
                    economy in 2005:

                       o Hurricane Katrina, which devastated New Orleans in August, had numerous economic repercussions and dealt a short-term setback to consumer confidence. However, consumer confidence rebounded toward the end of the year, with the Conference Board crediting the resiliency of the economy, falling gas prices and job growth for this trend.

                       o The nation's gross domestic product (GDP), the broadest measure of economic activity, increased at a healthy rate throughout much of the year. The Bureau of Economic Analysis of the U.S. Department of Commerce reported that the nation's GDP grew at annualized rates of 3.8%, 3.3% and 4.1% for the first, second and third quarters of the year, respectively.

                       o For the second straight year, the economy created 2 million new jobs, although job growth was uneven and sometimes did not meet analysts' expectations on a monthly basis.

                       o The Federal Reserve Board (the Fed) continued its tightening policy, raising the key federal funds target rate to 4.25% by the end of the year. Many analysts believed that the central bank was near the end of its tightening policy as Ben Bernanke succeeded the retiring Alan Greenspan as Fed chairman early in 2006.

                       o Gasoline prices, which soared to a nationwide average of slightly more than $3.08 per gallon on September 5 following Hurricane Katrina, had dropped by more than 80 cents by mid-December, according to the U.S. Energy Information Administration.

                       For a discussion of the specific market conditions that
                    affected your Fund and how your Fund was managed during the year, please turn to Page 3.

                    YOUR FUND

                    Further information about the markets, your Fund, and investing in general is always available on our comprehensive Web site, AIMinvestments.com. We invite you to visit it frequently.

                       We at AIM remain committed to building solutions to help
                    you meet your investment goals. We thank you for your continued participation in AIM Investments--Registered Trademark--. If you have any questions, please contact our award-winning Client Service representatives at 800-959-4246. We are pleased to be of help.

                    Sincerely,

                    /S/ ROBERT H. GRAHAM             /S/ MARK H. WILLIAMSON

                    Robert H. Graham                 Mark H. Williamson
                    President & Vice Chair,          President,
                    AIM Funds                        A I M Advisors, Inc.

                    February 9, 2006

                    AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and A I M Capital Management, Inc. are the investment advisors. A I M Distributors, Inc. is the distributor for the retail funds represented by AIM Investments.

AIM FLOATING RATE FUND

                    DEAR FELLOW AIM FUND SHAREHOLDERS:

                    Having completed a year of transition and change at AIM
                    Funds--as well as my first full year as your board's
                    independent chair--I can assure you that shareholder
    [CROCKETT       interests are at the forefront of every decision your board
      PHOTO]        makes. While regulators and fund companies debate the value of an independent board chair, this structure is working for you. An independent chair can help lead to unbiased decisions and eliminate potential conflicts.

                       Some highlights of 2005 board activity:
BRUCE L. CROCKETT
                       o Board approval of voluntary fee reductions, which are saving shareholders more than $20 million annually, based on asset levels of March 31, 2005.

                       o Board approval for the merger of 14 funds into other AIM funds with similar investment objectives. Eight of these mergers were approved by shareholders of the target funds during 2005. The remaining six are being voted on by shareholders in early 2006. In each case, the goal is for the resulting merged fund to benefit from strengthened management and greater efficiency.

                       o Board approval for portfolio management changes at 11 funds, consistent with the goal of organizing management teams around common processes and shared investment views. Again, we hope that these changes will improve fund performance and efficiency.

                       In 2006, your board will continue to focus on reducing
                    costs and shareholder fees and improving portfolio performance, which is not yet as strong as we expect to see it. Eight in-person board meetings and several additional telephone and committee meetings are scheduled to take place this year. I'll inform you of our progress in my next semiannual letter to shareholders.

                       The AIM Funds board is pleased to welcome our newest
                    independent member, Raymond Stickel, Jr., a former partner with the international auditing firm of Deloitte & Touche. We also send our thanks and best wishes to Gerald J. Lewis, who retired from your board in December 2005, and to Edward
                    K. Dunn, Jr., who is retiring this year. Your board welcomes your views. Please mail them to me at AIM Investments, AIM Investments Tower, 11 Greenway Plaza, Suite 100, Houston TX 77046.

                    Sincerely,

                    /s/ BRUCE L. CROCKETT

                    Bruce L. Crockett
                    Independent Chair
                    On Behalf of the Board of Trustees
                    AIM Funds

                    February 9, 2006

AIM FLOATING RATE FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE                                                   We manage risk by holding daily credit
                                                                                           and trading discussions, combined with
======================================================================================     frequent comprehensive credit reviews of
                                                                                           all holdings in the portfolio to
PERFORMANCE SUMMARY                                                                        determine whether each company has the
                                             =========================================     ability to meets its objectives.
For the year ended December 31, 2005, the
Fund outperformed the Lehman U.S.            FUND VS. INDEXES                                 Our sell discipline is designed to
Aggregate Bond Index (the Lehman                                                           avoid loss of principal. Some conditions
Aggregate). The Fund invests in              TOTAL RETURNS, 12/31/04--12/31/05,            that may cause us to reduce or sell a
lower-rated fixed-income instruments,        EXCLUDING EARLY WITHDRAWAL CHARGES. IF        position include:
primarily senior secured corporate loans,    EARLY WITHDRAWAL CHARGES WERE INCLUDED,
and these generally outperformed the         RETURNS WOULD BE LOWER.                       o unfavorable industry trends, poor
broad market of investment-grade bonds,                                                    performance, or lack of access to capital
which the Lehman Aggregate represents.       Class B Shares                     5.00%      that may cause the company to fail to
                                                                                           meet its planned objectives
   Your Fund's long-term performance         Class C Shares                     4.85
appears on Page 6.                                                                         o earnings potential and/or price
                                             Lehman Brothers U.S. Aggregate                potential improvement has been met or
                                             Bond Index (Broad Market Index)    2.43       exceeded

                                             CSFB Leveraged Loan Index                     o more attractive investment
                                             (Style-specific Index)             5.69       opportunities

                                             Lipper CE Loan Participation                  MARKET CONDITIONS AND YOUR FUND
                                             Fund Index (Peer Group Index)      5.01
                                                                                           In general, 2005 was a good year for the
                                             SOURCE: LIPPER, INC.                          bank loan asset class. The asset class
                                                                                           was affected by supply and demand
                                             =========================================     factors, rising interest rates, narrowing
                                                                                           spreads, and a slight rise in market
======================================================================================     defaults at year-end. New loan issuance
                                                                                           reached record volume, increasing to $295
HOW WE INVEST                                   We examine each company's:                 billion in 2005 from $265 billion in
                                                                                           2004.
We believe a carefully selected portfolio    o MANAGEMENT--experience, depth and track
of senior secured loans, chosen from a       record                                           Attesting to the favorable climate for
broad source of issuers and carefully                                                      the asset class, the CSFB Leveraged Loan
selected based on credit quality             o INDUSTRY POSITION AND DYNAMICS--company     Index returned 5.69% for the year ended
considerations, may provide a steady         niche, size, vulnerabilities and              December 31, 2005. While your Fund
stream of income with some capital           suppliers, as well as industry challenges     underperformed this index, we attribute
protection.                                  and potential                                 this to our conservative approach and
                                                                                           broadly diversified portfolio.
   We construct the portfolio with a         o ASSETS--their quality (valuation and
conservative approach, focusing on credit    convertibility to cash) and divisibility         Despite the strong increase in the
quality and low volatility. We choose                                                      supply of bank loans, the demand for bank
holdings based on our risk/return and        o CASH FLOW--sales and earnings               loans rose even more rapidly. As a result
relative value analysis, conducting an       breakdown, current and planned cash           of the supply/
in-depth credit analysis on all available    requirements and earnings predictability
loans in both the primary (new issue) and                                                                                (continued)
secondary (or trading) markets.              o FINANCIAL FLEXIBILITY--access to
                                             additional capital

=========================================    =========================================     =========================================

PORTFOLIO COMPOSITION                        TOP 10 ISSUERS*                               TOP 10 INDUSTRIES*
By sector, based on total investments
                                              1. Huntsman ICI Chemicals LLC      2.1%       1. Broadcasting & Cable TV        11.5%
               [PIE CHART]
                                              2. Spectrum Brands, Inc.           1.6        2. Casinos & Gaming                5.4
Consumer Discretionary             33.8%
                                              3. Rockwood Specialties Inc.       1.6        3. Specialty Chemicals             5.3
Industrials                        17.4%
                                              4. Graham Packaging Co., L.P.      1.5        4. Leisure Facilities              4.9
Materials                          14.2%
                                              5. TRW Automotive, Inc.            1.4        5. Publishing                      4.5
Consumer Staples                    9.6%
                                              6. Charter Communications, Inc.    1.4        6. Health Care Facilities          4.3
Health Care                         6.1%
                                              7. Adelphia (Olympus Cable Holding)           7. Household Products              3.8
Telecommunications Services         5.7%         Communications Corp.            1.4
                                                                                            8. Diversified Commercial &
Information Technology              5.3%      8. Community Health Systems, Inc.  1.4           Professional Services           3.7

Energy                              2.9%      9. Loews Cineplex Entertainment               9. Integrated Telecommunication
                                                 Corp.                           1.3           Services                        3.6
Financials                          2.1%
                                             10. RH Donnelley Corp.              1.3       10. Industrial Conglomerates        3.6
Utilities                           1.7%
                                             TOTAL NET ASSETS         $206.8 MILLION
Money Market Funds                  1.2%
                                             TOTAL NUMBER OF HOLDINGS*           345

The Fund's holdings are subject to change, and there is no assurance that the Fund's portfolio will continue to hold any particular holding.

*Excluding money market fund holdings.

=========================================    =========================================     =========================================

AIM FLOATING RATE FUND

demand imbalance, companies became more      manage cash flow, your Fund uses leverage                         TOM EWALD, portfolio
aggressive, requesting loans with higher     to improve total return and reduce the                            manager, is portfolio
leverage and lower credit quality.           negative impact of positive cash                     [EWALD       manager of AIM
Nevertheless, we maintained our              balances.                                            PHOTO]       Floating Rate Fund.
conservative approach to portfolio                                                                             Mr. Ewald joined
construction throughout the year,               Because the loan market is driven by                           INVESCO in 2000 as a
balancing credit risk and yield.             businesses' specific needs, we are                                credit analyst and
                                             limited to the loans that are available       was promoted to portfolio manager of
   Short-term interest rates continued to    in the market at any given time. Also,        certain other funds in 2001. Prior to
rise in 2005. Unlike many fixed income       certain sectors and industries are more       joining INVESCO, Mr. Ewald was a
investments, your Fund is not adversely      likely than others to use senior secured      portfolio manager at First Union
affected by rising interest rates. The       loans. While we do have a sector strategy     Institutional Debt Management. Mr. Ewald
loans in which the Fund invests usually      overlay, our main emphasis is on              earned an A.B. from Harvard College and
float above the three-month London           fundamentals such as credit quality and       an M.B.A. from the Darden School of
Interbank Offered Rate (LIBOR), which is     relative valuation.                           Business at the University of Virginia.
the rate of interest at which banks
borrow funds from other banks. Adjusted         In 2005, we selectively favored loans
daily, the LIBOR began the period at         in the consumer discretionary,
2.57%. With the exception of one week in     industrials and materials sectors. In the
early September, the rate increased          consumer discretionary sector, our
steadily throughout the period, and by       largest industry exposure was in
December 31, 2005, the rate had risen to     broadcasting and cable TV. In the
4.53%.                                       industrials sector, the majority of the
                                             Fund's holdings were in diversified
   Because the interest rate paid on the     commercial and professional services,
loans in which we invest is floating         followed by industrial conglomerates. In
rather than fixed, the portfolio's yield     materials, we favored the specialty
generally increases as the LIBOR rises.      chemicals industry.
For Class B shares the Fund's yield, or
30-day distribution rate at net asset        IN CLOSING
value, increased from 3.91% to 5.33% over
the year. The Fund's 30-day distribution     We view this Fund as an alternative
rate is calculated by dividing the           investment within an investor's
annualized sum of the previous 30 days'      portfolio, one which has little
dividends declared by the price per share    correlation to other types of
on the last day of the period.               investments. For 2005, we were pleased to
                                             have provided returns that exceeded that
   A factor contributing to performance      of the broad market for investment-grade
was the bank loan environment. That          bonds, as represented by the Lehman
factor was the narrowing of spreads;         Aggregate, and were in line with the
i.e., the interest-rate spread above         broad market for stocks, the S&P 500
LIBOR which is stipulated in each loan       Index. Thank you for your investment in
agreement. Historically, leveraged loans     AIM Floating Rate Fund.
have tended to float at 250 to 350 basis
points (2.5% to 3.5%) above LIBOR.           The views and opinions expressed in
However, because the demand for loans far    management's discussion of Fund
outstripped the supply, spreads narrowed     performance are those of A I M Advisors,
to between 1.85% and 2.71%. As of            Inc. These views and opinions are subject
December 31, 2005, the weighted average      to change at any time based on factors
spread above LIBOR for your Fund fell in     such as market and economic conditions.
the middle of the range at 2.27%.            These views and opinions may not be
                                             relied upon as investment advice or
   The default environment for bank loans    recommendations, or as an offer for a
began the year at a relatively low rate      particular security. The information is
(1.01% for 2004), but several defaults in    not a complete analysis of every aspect
the fourth quarter raised the year's         of any market, country, industry,
default rate to 3.02%. However, your Fund    security or the Fund. Statements of fact
held no loans that defaulted in 2005.        are from sources considered reliable, but
                                             A I M Advisors, Inc. makes no
   Another factor that impacted the          representation or warranty as to their
Fund's performance was its use of            completeness or accuracy. Although
leverage. Unlike the style-specific          historical performance is no guarantee of
index, which has no need to                  future results, these insights may help
                                             you understand our investment management
                                             philosophy.
                                                                                                               [RIGHT ARROW GRAPHIC]
                                                    See important Fund and index
                                                  disclosures inside front cover.          FOR A PRESENTATION OF YOUR FUND'S
                                                                                           LONG-TERM PERFORMANCE, PLEASE SEE PAGE 6.

AIM FLOATING RATE FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      together with the amount you invested, to        The hypothetical account values and
                                             estimate the expenses that you paid over      expenses may not be used to estimate the
As a shareholder of the Fund, you incur      the period. Simply divide your account        actual ending account balance or expenses
two types of costs: (1) transaction          value by $1,000 (for example, an $8,600       you paid for the period. You may use this
costs, which may include sales charges       account value divided by $1,000 = 8.6),       information to compare the ongoing costs
(loads) on purchase payments; contingent     then multiply the result by the number in     of investing in the Fund and other funds.
deferred sales charges on redemptions;       the table under the heading entitled          To do so, compare this 5% hypothetical
and redemption fees, if any; and (2)         "Actual Expenses Paid During Period" to       example with the 5% hypothetical examples
ongoing costs, including management fees;    estimate the expenses you paid on your        that appear in the shareholder reports of
distribution and/or service fees (12b-1);    account during this period.                   the other funds.
and other Fund expenses. This example is
intended to help you understand your         HYPOTHETICAL EXAMPLE FOR                         Please note that the expenses shown in
ongoing costs (in dollars) of investing      COMPARISON PURPOSES                           the table are meant to highlight your
in the Fund and to compare these costs                                                     ongoing costs only and do not reflect any
with ongoing costs of investing in other     The table below also provides information     transactional costs, such as sales
mutual funds. The example is based on an     about hypothetical account values and         charges (loads) on purchase payments,
investment of $1,000 invested at the         hypothetical expenses based on the Fund's     contingent deferred sales charges on
beginning of the period and held for the     actual expense ratio and an assumed rate      redemptions, and redemption fees, if any.
entire period July 1, 2005, through          of return of 5% per year before expenses,     Therefore, the hypothetical information
December 31, 2005.                           which is not the Fund's actual return.        is useful in comparing ongoing costs
                                             The Fund's actual cumulative total            only, and will not help you determine the
ACTUAL EXPENSES                              returns at net asset value after expenses     relative total costs of owning different
                                             for the six months ended December 31,         funds. In addition, if these
The table below provides information         2005, appear in the table "Cumulative         transactional costs were included, your
about actual account values and actual       Total Returns" on Page 6.                     costs would have been higher.
expenses. You may use the information in
this table,

====================================================================================================================================

                                                  ACTUAL                          HYPOTHETICAL
                                                                       (5% ANNUAL RETURN BEFORE EXPENSES)

                 BEGINNING            ENDING               EXPENSES         ENDING            EXPENSES          ANNUALIZED
SHARE          ACCOUNT VALUE       ACCOUNT VALUE         PAID DURING     ACCOUNT VALUE       PAID DURING          EXPENSE
CLASS            (7/1/05)          (12/31/05)(1)           PERIOD(2)       (12/31/05)          PERIOD(2)           RATIO
  B             $1,000.00            $1,029.90              $10.59         $1,014.77            $10.51             2.07%
  C              1,000.00             1,029.80               11.87          1,013.51             11.77             2.32

(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2005, through December
    31, 2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended December 31, 2005, appear in the table "Cumulative Total Returns" on Page 6.

(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

====================================================================================================================================

                                       [ARROW         For More Information Visit
                                       BUTTON         AIMinvestments.com
                                       IMAGE]

AIM FLOATING RATE FUND

YOUR FUND'S LONG-TERM PERFORMANCE

==========================================   ==========================================
AVERAGE ANNUAL TOTAL RETURNS                 CUMULATIVE TOTAL RETURNS

As of 12/31/05, including applicable early   6 months ended 12/31/05, at net asset
withdrawal charges                           value

CLASS B SHARES                               Class B Shares                      2.99%
Inception (5/1/97)                4.68%      Class C Shares                      2.98
  5 Years                         3.89
  1 Year                          2.00       ==========================================

CLASS C SHARES
Inception (3/31/00)               3.72%
  5 Years                         3.63
  1 Year                          3.85

==========================================

THE PERFORMANCE DATA QUOTED REPRESENT           CLASS B SHARE PERFORMANCE REFLECTS THE
PAST PERFORMANCE AND CANNOT GUARANTEE        MAXIMUM APPLICABLE EARLY WITHDRAWAL
COMPARABLE FUTURE RESULTS; CURRENT           CHARGE, WHICH DECLINES FROM 3% BEGINNING
PERFORMANCE MAY BE LOWER OR HIGHER.          AT THE TIME OF PURCHASE TO 0% AT THE
PLEASE VISIT AIMINVESTMENTS.COM FOR THE      BEGINNING OF THE FIFTH YEAR. CLASS C
MOST RECENT MONTH-END PERFORMANCE.           SHARE PERFORMANCE REFLECTS A 1% EARLY
PERFORMANCE FIGURES REFLECT REINVESTED       WITHDRAWAL CHARGE, IF APPLICABLE.
DISTRIBUTIONS, CHANGES IN NET ASSET VALUE
AND THE EFFECT OF THE MAXIMUM SALES             THE PERFORMANCE OF THE FUND'S SHARE
CHARGE UNLESS OTHERWISE STATED.              CLASSES WILL DIFFER DUE TO DIFFERENT
INVESTMENT RETURN AND PRINCIPAL VALUE        SALES CHARGE STRUCTURES AND CLASS
WILL FLUCTUATE SO THAT YOU MAY HAVE A        EXPENSES.
GAIN OR LOSS WHEN YOU SELL SHARES.
                                                FOR CLASS C SHARES, HAD THE ADVISOR
                                             NOT WAIVED FEES AND/OR REIMBURSED
                                             EXPENSES, RETURNS WOULD HAVE BEEN LOWER.










                                                                                           Continued from inside front cover

                                                                                           On the home page, scroll down and click
                                                                                           on AIM Funds Proxy Policy. The
                                                                                           information is also available on the SEC
                                                                                           Web site, sec.gov.

                                                                                           Information regarding how the Fund voted
                                                                                           proxies related to its portfolio
                                                                                           securities during the 12 months ended
                                                                                           June 30, 2005, is available at our Web
                                                                                           site. Go to AIMinvestments.com, access
                                                                                           the About Us tab, click on Required
                                                                                           Notices and then click on Proxy Voting
                                                                                           Activity. Next, select the Fund from the
                                                                                           drop-down menu. The information is also
                                                                                           available on the SEC Web site, sec.gov.

AIM FLOATING RATE FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND
SUMMARY OF INDEPENDENT WRITTEN FEE EVALUATION

The Board of Trustees of AIM Floating        personnel and considered such issues as       comparable to those of the Fund that the
Rate Fund (the "Board") oversees the         AIM's portfolio and product review            Board reviewed. The Board noted that AIM
management of AIM Floating Rate Fund (the    process, various back office support          has agreed to limit the Fund's total
"Fund") and, as required by law,             functions provided by AIM and AIM's           annual operating expenses, as discussed
determines annually whether to approve       equity and fixed income trading               below. Based on this review, the Board
the continuance of the Fund's advisory       operations. Based on the review of these      concluded that the advisory fee rate for
agreement with A I M Advisors, Inc.          and other factors, the Board concluded        the Fund under the Advisory Agreement was
("AIM"). Based upon the recommendation of    that the quality of services to be            fair and reasonable.
the Investments Committee of the Board,      provided by AIM was appropriate and that
which is comprised solely of independent     AIM currently is providing satisfactory       o Expense limitations and fee waivers.
trustees, at a meeting held on June 30,      services in accordance with the terms of      The Board noted that AIM has voluntarily
2005, the Board, including all of the        the Advisory Agreement.                       agreed to waive fees and/or limit
independent trustees, approved the                                                         expenses of the Fund in an amount
continuance of the advisory agreement        o The performance of the Fund relative to     necessary to limit total annual operating
(the "Advisory Agreement") between the       comparable funds. The Board reviewed the      expenses to a specified percentage of
Fund and AIM for another year, effective     performance of the Fund during the past       average daily net assets for each class
July 1, 2005.                                one, three and five calendar years            of the Fund. The Board considered the
                                             against the performance of funds advised      voluntary nature of this fee
   The Board considered the factors          by other advisors with investment             waiver/expense limitation and noted that
discussed below in evaluating the            strategies comparable to those of the         it can be terminated at any time by AIM
fairness and reasonableness of the           Fund. The Board noted that the Fund's         without further notice to investors. The
Advisory Agreement at the meeting on June    performance in such periods was below the     Board considered the effect this fee
30, 2005 and as part of the Board's          median performance of such comparable         waiver/expense limitation would have on
ongoing oversight of the Fund. In their      funds. The Board noted that AIM has           the Fund's estimated expenses and
deliberations, the Board and the             recently made changes to the Fund's           concluded that the levels of fee
independent trustees did not identify any    portfolio management team, which appear       waivers/expense limitations for the Fund
particular factor that was controlling,      to be producing encouraging early results     were fair and reasonable.
and each trustee attributed different        but need more time to be evaluated before
weights to the various factors.              a conclusion can be made that the changes     o Breakpoints and economies of scale. The
                                             have addressed the Fund's                     Board reviewed the structure of the
   One of the responsibilities of the        under-performance. Based on this review,      Fund's advisory fee under the Advisory
Senior Officer of the Fund, who is           the Board concluded that no changes           Agreement, noting that it does not
independent of AIM and AIM's affiliates,     should be made to the Fund and that it        include any breakpoints. The Board
is to manage the process by which the        was not necessary to change the Fund's        considered whether it would be
Fund's proposed management fees are          portfolio management team at this time.       appropriate to add advisory fee
negotiated to ensure that they are                                                         breakpoints for the Fund or whether, due
negotiated in a manner which is at arm's     o The performance of the Fund relative to     to the nature of the Fund and the
length and reasonable. To that end, the      indices. The Board reviewed the               advisory fee structures of comparable
Senior Officer must either supervise a       performance of the Fund during the past       funds, it was reasonable to structure the
competitive bidding process or prepare an    one, three and five calendar years            advisory fee without breakpoints. Based
independent written evaluation. The          against the performance of the Lipper         on this review, the Board concluded that
Senior Officer has recommended an            Closed-End Loan Participation Index. The      it was not necessary to add advisory fee
independent written evaluation in lieu of    Board noted that the Fund's performance       breakpoints to the Fund's advisory fee
a competitive bidding process and, upon      in such periods was comparable to the         schedule. The Board reviewed the level of
the direction of the Board, has prepared     performance of such Index. The Board          the Fund's advisory fees, and noted that
such an independent written evaluation.      noted that AIM has recently made changes      such fees, as a percentage of the Fund's
Such written evaluation also considered      to the Fund's portfolio management team,      net assets, would remain constant under
certain of the factors discussed below.      which appear to be producing encouraging      the Advisory Agreement because the
In addition, as discussed below, the         early results but need more time to be        Advisory Agreement does not include any
Senior Officer made certain                  evaluated before a conclusion can be made     breakpoints. The Board concluded that the
recommendations to the Board in              that the changes have addressed the           Fund's fee levels under the Advisory
connection with such written evaluation.     Fund's under-performance. Based on this       Agreement therefore would not reflect
                                             review, the Board concluded that no           economies of scale.
   The discussion below serves as a          changes should be made to the Fund and
summary of the Senior Officer's              that it was not necessary to change the       o Investments in affiliated money market
independent written evaluation and           Fund's portfolio management team at this      funds. The Board also took into account
recommendations to the Board in              time.                                         the fact that uninvested cash and cash
connection therewith, as well as a                                                         collateral from securities lending
discussion of the material factors and       o Meeting with the Fund's portfolio           arrangements (collectively, "cash
the conclusions with respect thereto that    managers and investment personnel. With       balances") of the Fund may be invested in
formed the basis for the Board's approval    respect to the Fund, the Board is meeting     money market funds advised by AIM
of the Advisory Agreement. After             periodically with such Fund's portfolio       pursuant to the terms of an SEC exemptive
consideration of all of the factors below    managers and/or other investment              order. The Board found that the Fund may
and based on its informed business           personnel and believes that such              realize certain benefits upon investing
judgment, the Board determined that the      individuals are competent and able to         cash balances in AIM advised money market
Advisory Agreement is in the best            continue to carry out their                   funds, including a higher net return,
interests of the Fund and its                responsibilities under the Advisory           increased liquidity, increased
shareholders and that the compensation to    Agreement.                                    diversification or decreased transaction
AIM under the Advisory Agreement is fair                                                   costs. The Board also found that the Fund
and reasonable and would have been           o Overall performance of AIM. The Board       will not receive reduced services if it
obtained through arm's length                considered the overall performance of AIM     invests its cash balances in such money
negotiations.                                in providing investment advisory and          market funds. The Board noted that, to
                                             portfolio administrative services to the      the extent the Fund invests in affiliated
o The nature and extent of the advisory      Fund and concluded that such performance      money market funds, AIM has voluntarily
services to be provided by AIM. The Board    was satisfactory.                             agreed to waive a portion of the advisory
reviewed the services to be provided by                                                    fees it receives from the Fund
AIM under the Advisory Agreement. Based      o Fees relative to those of clients of        attributable to such investment. The
on such review, the Board concluded that     AIM with comparable investment                Board further determined that the
the range of services to be provided by      strategies. The Board noted that AIM does     proposed securities lending program and
AIM under the Advisory Agreement was         not serve as an advisor to other mutual       related procedures with respect to the
appropriate and that AIM currently is        funds or other clients with investment        lending Fund is in the best interests of
providing services in accordance with the    strategies comparable to those of the         the lending Fund and its respective
terms of the Advisory Agreement.             Fund.                                         shareholders. The Board therefore
                                                                                           concluded that the investment of cash
o The quality of services to be provided     o Fees relative to those of comparable        collateral received in connection with
by AIM. The Board reviewed the               funds with other advisors. The Board          the securities lending program in the
credentials and experience of the            reviewed the advisory fee rate for the        money market funds according to the
officers and employees of AIM who will       Fund under the Advisory Agreement. The        procedures is in the best interests of
provide investment advisory services to      Board compared effective contractual          the lending Fund and its respective
the Fund. In reviewing the qualifications    advisory fee rates at a common asset          shareholders.
of AIM to provide investment advisory        level and noted that the Fund's rate was
services, the Board reviewed the             below the median rate of the funds            o Independent written evaluation and
qualifications of AIM's investment           advised by other advisors with investment     recommendations of the Fund's Senior
                                             strategies                                    Officer. The Board noted that, upon

                                                                                                                         (continued)

AIM FLOATING RATE FUND

their direction, the Senior Officer of       regulatory inquiries and litigation           noted that AIM has recently made changes
the Fund, who is independent of AIM and      related to a wide range of issues. The        to the Fund's portfolio management team,
AIM's affiliates, had prepared an            Board also considered the governance and      which appear to be producing encouraging
independent written evaluation in order      compliance reforms being undertaken by        early results but need more time to be
to assist the Board in determining the       AIM and its affiliates, including             evaluated before a conclusion can be made
reasonableness of the proposed management    maintaining an internal controls              that the changes have addressed the
fees of the AIM Funds, including the         committee and retaining an independent        Fund's under-performance. Based on this
Fund. The Board noted that the Senior        compliance consultant, and the fact that      review, the Board concluded that no
Officer's written evaluation had been        AIM has undertaken to cause the Fund to       changes should be made to the Fund and
relied upon by the Board in this regard      operate in accordance with certain            that it was not necessary to change the
in lieu of a competitive bidding process.    governance policies and practices. The        Fund's portfolio management team at this
In determining whether to continue the       Board concluded that these actions            time.
Advisory Agreement for the Fund, the         indicated a good faith effort on the part
Board considered the Senior Officer's        of AIM to adhere to the highest ethical       o The performance of the Fund relative to
written evaluation and the recommendation    standards, and determined that the            indices. The Board reviewed the
made by the Senior Officer to the Board      current regulatory and litigation             performance of the Fund during the past
that the Board consider implementing a       environment to which AIM is subject           one, three and five calendar years
process to assist them in more closely       should not prevent the Board from             against the performance of the Lipper
monitoring the performance of the AIM        continuing the Advisory Agreement for the     Closed-End Loan Participation Index. The
Funds. The Board concluded that it would     Fund.                                         Board noted that the Fund's performance
be advisable to implement such a process                                                   in such periods was comparable to the
as soon as reasonably practicable.           APPROVAL OF SUB-ADVISORY AGREEMENT            performance of such Index. The Board
                                                                                           noted that AIM has recently made changes
o Profitability of AIM and its               The Board oversees the management of the      to the Fund's portfolio management team,
affiliates. The Board reviewed               Fund and, as required by law, determines      which appear to be producing encouraging
information concerning the profitability     annually whether to approve the               early results but need more time to be
of AIM's (and its affiliates') investment    continuance of the Fund's sub-advisory        evaluated before a conclusion can be made
advisory and other activities and its        agreement. Based upon the recommendation      that the changes have addressed the
financial condition. The Board considered    of the Investments Committee of the           Fund's under-performance. Based on this
the overall profitability of AIM, as well    Board, which is comprised solely of           review, the Board concluded that no
as the profitability of AIM in connection    independent trustees, at a meeting held       changes should be made to the Fund and
with managing the Fund. The Board noted      on June 30, 2005, the Board, including        that it was not necessary to change the
that AIM's operations remain profitable,     all of the independent trustees, approved     Fund's portfolio management team at this
although increased expenses in recent        the continuance of the sub-advisory           time.
years have reduced AIM's profitability.      agreement (the "Sub-Advisory Agreement")
Based on the review of the profitability     between INVESCO Senior Secured                o Meetings with the Fund's portfolio
of AIM's and its affiliates' investment      Management, Inc. (the "Sub-Advisor") and      managers and investment personnel. The
advisory and other activities and its        AIM with respect to the Fund for another      Board is meeting periodically with the
financial condition, the Board concluded     year, effective July 1, 2005.                 Fund's portfolio managers and/or other
that the compensation to be paid by the                                                    investment personnel and believes that
Fund to AIM under its Advisory Agreement        The Board considered the factors           such individuals are competent and able
was not excessive.                           discussed below in evaluating the             to continue to carry out their
                                             fairness and reasonableness of the            responsibilities under the Sub-Advisory
o Benefits of soft dollars to AIM. The       Sub-Advisory Agreement at the meeting on      Agreement.
Board considered the benefits realized by    June 30, 2005 and as part of the Board's
AIM as a result of brokerage transactions    ongoing oversight of the Fund. In their       o Overall performance of the Sub-Advisor.
executed through "soft dollar"               deliberations, the Board and the              The Board considered the overall
arrangements. Under these arrangements,      independent trustees did not identify any     performance of the Sub-Advisor in
brokerage commissions paid by the Fund       particular factor that was controlling,       providing investment advisory services to
and/or other funds advised by AIM are        and each trustee attributed different         the Fund and concluded that such
used to pay for research and execution       weights to the various factors.               performance was satisfactory.
services. This research is used by AIM in
making investment decisions for the Fund.       The discussion below serves as a           o Advisory fees, expense limitations and
The Board concluded that such                discussion of the material factors and        fee waivers, and breakpoints and
arrangements were appropriate.               the conclusions with respect thereto that     economies of scale. In reviewing these
                                             formed the basis for the Board's approval     factors, the Board considered only the
o AIM's financial soundness in light of      of the Sub-Advisory Agreement. After          advisory fees charged to the Fund by AIM
the Fund's needs. The Board considered       consideration of all of the factors below     and did not consider the sub-advisory
whether AIM is financially sound and has     and based on its informed business            fees paid by AIM to the Sub-Advisor. The
the resources necessary to perform its       judgment, the Board determined that the       Board believes that this approach is
obligations under the Advisory Agreement,    Sub-Advisory Agreement is in the best         appropriate because the sub-advisory fees
and concluded that AIM has the financial     interests of the Fund and its                 have no effect on the Fund or its
resources necessary to fulfill its           shareholders.                                 shareholders, as they are paid by AIM
obligations under the Advisory Agreement.                                                  rather than the Fund. Furthermore, AIM
                                             o The nature and extent of the advisory       and the Sub-Advisor are affiliates and
o Historical relationship between the        services to be provided by the                the Board believes that the allocation of
Fund and AIM. In determining whether to      Sub-Advisor. The Board reviewed the           fees between them is a business matter,
continue the Advisory Agreement for the      services to be provided by the                provided that the advisory fees charged
Fund, the Board also considered the prior    Sub-Advisor under the Sub-Advisory            to the Fund are fair and reasonable.
relationship between AIM and the Fund, as    Agreement. Based on such review, the
well as the Board's knowledge of AIM's       Board concluded that the range of             o Profitability of AIM and its
operations, and concluded that it was        services to be provided by the                affiliates. The Board reviewed
beneficial to maintain the current           Sub-Advisor under the Sub-Advisory            information concerning the profitability
relationship, in part, because of such       Agreement was appropriate and that the        of AIM's (and its affiliates') investment
knowledge. The Board also reviewed the       Sub-Advisor currently is providing            advisory and other activities and its
general nature of the non-investment         services in accordance with the terms of      financial condition. The Board considered
advisory services currently performed by     the Sub-Advisory Agreement.                   the overall profitability of AIM, as well
AIM and its affiliates, such as                                                            as the profitability of AIM in connection
administrative, transfer agency and          o The quality of services to be provided      with managing the Fund. The Board noted
distribution services, and the fees          by the Sub-Advisor. The Board reviewed        that AIM's operations remain profitable,
received by AIM and its affiliates for       the credentials and experience of the         although increased expenses in recent
performing such services. In addition to     officers and employees of the Sub-Advisor     years have reduced AIM's profitability.
reviewing such services, the trustees        who will provide investment advisory          Based on the review of the profitability
also considered the organizational           services to the Fund. Based on the review     of AIM's and its affiliates' investment
structure employed by AIM and its            of these and other factors, the Board         advisory and other activities and its
affiliates to provide those services.        concluded that the quality of services to     financial condition, the Board concluded
Based on the review of these and other       be provided by the Sub-Advisor was            that the compensation to be paid by the
factors, the Board concluded that AIM and    appropriate, and that the Sub-Advisor         Fund to AIM under its Advisory Agreement
its affiliates were qualified to continue    currently is providing satisfactory           was not excessive.
to provide non-investment advisory           services in accordance with the terms of
services to the Fund, including              the Sub-Advisory Agreement.                   o The Sub-Advisor's financial soundness
administrative, transfer agency and                                                        in light of the Fund's needs. The Board
distribution services, and that AIM and      o The performance of the Fund relative to     considered whether the Sub-Advisor is
its affiliates currently are providing       comparable funds. The Board reviewed the      financially sound and has the resources
satisfactory non-investment advisory         performance of the Fund during the past       necessary to perform its obligations
services.                                    one, three and five calendar years            under the Sub-Advisory Agreement, and
                                             against the performance of funds advised      concluded that the Sub-Advisor has the
o Other factors and current trends. In       by other advisors with investment             financial resources necessary to fulfill
determining whether to continue the          strategies comparable to those of the         its obligations under the Sub-Advisory
Advisory Agreement for the Fund, the         Fund. The Board noted that the Fund's         Agreement.
Board considered the fact that AIM, along    performance in such periods was below the
with others in the mutual fund industry,     median performance of such comparable
is subject to                                funds. The Board

AIM FLOATING RATE FUND

SCHEDULE OF INVESTMENTS

December 31, 2005


                                               MOODY'S    PRINCIPAL
                                               RATING(a)    AMOUNT        VALUE
-----------------------------------------------------------------------------------
SENIOR SECURED FLOATING RATE INTERESTS-104.77%(B)(C)

ADVERTISING-0.09%

Adams Outdoor Advertising
  Term Loan
  6.20%, 10/18/12(d)                              B1      $  185,737   $    188,059
===================================================================================

AEROSPACE & DEFENSE-2.05%

Alion Science & Technology
  Term Loan
  6.45%, 08/02/09(d)                              B1         877,041        872,656
-----------------------------------------------------------------------------------
Anteon International Corp.
  Term Loan B
  6.14%, 12/31/10(d)                             Ba2         935,990        942,619
-----------------------------------------------------------------------------------
ARINC Inc.
  Term Loan B
  6.20%, 03/10/11(d)                             Ba3         245,625        247,467
-----------------------------------------------------------------------------------
CACI International Inc.
  Term Loan B
  5.43-6.14%, 05/03/11(d)                        Ba2         249,273        251,350
-----------------------------------------------------------------------------------
DRS Technologies, Inc.
  Term Loan
  5.65-6.14%, 11/04/10(d)                        Ba3         373,722        376,432
-----------------------------------------------------------------------------------
K&F Industries, Inc.
  Term Loan
  6.45-6.63%, 11/18/12(d)                         B2         720,744        727,727
-----------------------------------------------------------------------------------
SI International, Inc.
  Term Loan B
  5.78%, 02/09/11(d)                              B1         109,938        111,038
-----------------------------------------------------------------------------------
Spirit Aerosystems, Inc.
  Term Loan B
  6.41%, 12/31/11(d)                              B1         393,025        397,938
-----------------------------------------------------------------------------------
TransDigm, Inc.
  Term Loan C
  6.58%, 07/22/10(d)                              B1         313,712        317,241
===================================================================================
                                                                          4,244,468
===================================================================================

AIRLINES-0.40%

United Air Lines, Inc.
  DIP Term Loan B
  8.62%, 03/31/06(d)                             Ba2         634,345        640,160
-----------------------------------------------------------------------------------
  DIP Term Loan C
  0.00%, 03/31/06(d)(e)                          Ba2         196,221        198,020
===================================================================================
                                                                            838,180
===================================================================================

APPAREL RETAIL-0.80%

Neiman Marcus Group, Inc. (The)
  Term Loan
  6.95%, 04/06/13(d)                              B1       1,194,315      1,202,469
-----------------------------------------------------------------------------------
William Co.
  Term Loan B
  5.65-5.81%, 07/14/12(d)                         B1         456,694        460,880
===================================================================================
                                                                          1,663,349
===================================================================================

                                               MOODY'S    PRINCIPAL
                                               RATING(a)    AMOUNT        VALUE
-----------------------------------------------------------------------------------


APPAREL, ACCESSORIES & LUXURY GOODS-0.78%

American Achievement Corp.
  Term Loan B
  6.92-8.75%, 03/25/11(d)                         B1      $  136,357   $    138,062
-----------------------------------------------------------------------------------
Jostens, Inc.
  Term Loan C
  6.78%, 12/21/11(d)                              B1       1,465,946      1,484,270
===================================================================================
                                                                          1,622,332
===================================================================================

APPLICATION SOFTWARE-0.04%

SS&C Technologies, Inc.
  Canada Term Loan
  7.03%, 11/23/12(d)                              B2           6,515          6,572
-----------------------------------------------------------------------------------
  Term Loan B
  7.03%, 11/23/12(d)                              B2          73,733         74,378
===================================================================================
                                                                             80,950
===================================================================================

AUTO PARTS & EQUIPMENT-3.13%

Accuride Corp.
  Term Loan B
  6.25-6.75%, 01/31/12(d)                         B1         411,610        414,182
-----------------------------------------------------------------------------------
AxleTech International
  Term Loan B
  6.57-8.50%, 10/19/12(d)                         B2          30,629         30,973
-----------------------------------------------------------------------------------
Federal-Mogul Corp.
  DIP Term Loan
  6.88%, 12/09/06(d)                              --         110,000        110,183
-----------------------------------------------------------------------------------
  Revolving Term Loan
  0.00-6.14%, 01/31/06(d)(e)                      --       1,396,729      1,286,154
-----------------------------------------------------------------------------------
Goodyear Tire & Rubber Co. (The)
  Second Lien Term Loan
  7.06%, 04/30/10(d)                              B2         400,000        402,417
-----------------------------------------------------------------------------------
Hayes Lemmerz International, Inc.
  Term Loan B
  7.12-7.91%, 06/03/09(d)                         B3         632,234        623,428
-----------------------------------------------------------------------------------
Keystone Automotive Operations Inc.
  Term Loan B
  6.53-6.99%, 10/30/09(d)                         B2         242,742        250,065
-----------------------------------------------------------------------------------
Mark IV Industries (Dayco Products, Inc.)
  Term Loan B
  7.18-7.71%, 06/21/11(d)                         B1       1,079,643      1,085,716
-----------------------------------------------------------------------------------
MetoKote Corp.
  Term Loan
  7.25-7.53%, 11/27/11(d)                         B2         206,279        206,150
-----------------------------------------------------------------------------------
RJ Tower Corp.
  DIP Term Loan
  7.25%, 02/02/07(d)                             Ba3         500,000        508,839
-----------------------------------------------------------------------------------
Tenneco Automotive Inc.
  Term Loan B
  6.63%, 12/12/10(d)                              B1         632,212        641,379
-----------------------------------------------------------------------------------
  Term Loan B1
  6.54%, 12/12/10(d)                              B1         275,259        279,251
-----------------------------------------------------------------------------------
United Components Inc.
  Term Loan C
  6.81%, 06/30/10(d)                              B1         636,533        643,694
===================================================================================
                                                                          6,482,431
===================================================================================

AIM FLOATING RATE FUND


                                               MOODY'S    PRINCIPAL
                                               RATING(a)    AMOUNT        VALUE
-----------------------------------------------------------------------------------

AUTOMOBILE MANUFACTURERS-1.44%

TRW Automotive, Inc.
  Term Loan B
  5.25%, 06/30/12(d)                             Ba2      $  990,000   $    992,475
-----------------------------------------------------------------------------------
  Term Loan E
  6.00%, 10/31/10(d)                             Ba2       1,980,000      1,983,465
===================================================================================
                                                                          2,975,940
===================================================================================

BROADCASTING & CABLE TV-10.54%

Adelphia (Olympus Cable Holding)
  Communications Corp.
  Term Loan B
  9.25%, 09/30/10(d)                              B2       3,000,000      2,918,571
-----------------------------------------------------------------------------------
Adelphia Communications Corp.
  Term Loan B
  6.31%, 03/31/06(d)                             Ba2       1,000,000        998,863
-----------------------------------------------------------------------------------
Alliance Atlantis Communications Inc.
  (Canada)
  Term Loan C
  5.89%, 12/20/11(d)                             Ba2         496,250        499,558
-----------------------------------------------------------------------------------
Atlantic Broadband LLC
  Term Loan B1
  7.20%, 09/01/11(d)                              B2       1,000,000      1,011,875
-----------------------------------------------------------------------------------
Bragg Communications Inc. (Canada)
  Term Loan
  6.24%, 08/31/11(d)                              B1       1,028,646      1,041,504
-----------------------------------------------------------------------------------
Cebridge Connections Inc.
  First Lien Term Loan
  7.25-9.50%, 02/23/09(d)                         B3         344,750        345,612
-----------------------------------------------------------------------------------
Charter Communications, Inc.
  Term Loan B
  7.50%, 04/07/11(d)                              B2       2,951,331      2,957,555
-----------------------------------------------------------------------------------
DIRECTV Holdings LLC
  Term Loan B
  5.87%, 04/13/13(d)                             Ba1       1,533,333      1,546,031
-----------------------------------------------------------------------------------
Emmis Communications Corp.
  Term Loan B
  6.12%, 11/10/11(d)                             Ba2         834,928        837,827
-----------------------------------------------------------------------------------
Entravision Communications Corp.
  Term Loan B
  5.55%, 03/29/13(d)                             Ba3         160,000        160,880
-----------------------------------------------------------------------------------
Insight Communications Co., Inc.
  Term Loan C
  6.56%, 12/31/09(d)                             Ba3       1,960,000      1,983,275
-----------------------------------------------------------------------------------
MCC Iowa LLC
  Term Loan C
  6.23-6.53%, 02/01/14(d)                        Ba3         992,500      1,004,906
-----------------------------------------------------------------------------------
NextMedia Operating, Inc.
  Second Lien Term Loan
  8.87%, 11/15/13(d)                              B3         221,093        223,120
-----------------------------------------------------------------------------------
  Term Loan
  6.32-6.37%, 11/15/12(d)                         B1         229,202        230,444
-----------------------------------------------------------------------------------
Pan Am Sat Corp.
  Term Loan B1
  6.44-6.49%, 08/22/11(d)                        Ba3       2,380,442      2,406,430
-----------------------------------------------------------------------------------
Persona Communications LLC (Canada)
  Term Loan B
  7.53%, 08/01/11(d)                              B2         492,500        498,656
-----------------------------------------------------------------------------------
RCN Corp.
  Term Loan
  8.81%, 12/21/11(d)                              B3       1,378,551      1,383,721
-----------------------------------------------------------------------------------

                                               MOODY'S    PRINCIPAL
                                               RATING(a)    AMOUNT        VALUE
-----------------------------------------------------------------------------------

BROADCASTING & CABLE TV-(CONTINUED)

Spanish Broadcasting System, Inc.
  First Lien Term Loan
  6.53%, 06/11/12(d)                              B1      $  496,250   $    502,660
-----------------------------------------------------------------------------------
WideOpenWest Illinois Inc.
  Add Term B
  7.53%, 06/22/11(d)                              B2         761,188        763,725
-----------------------------------------------------------------------------------
  Term Loan B
  7.31-7.45%, 06/22/11(d)                         B2         483,986        485,599
===================================================================================
                                                                         21,800,812
===================================================================================

BUILDING PRODUCTS-1.06%

Custom Building Products Inc.
  Second Lien Term Loan
  9.53%, 04/29/12(d)                              B3          40,000         39,600
-----------------------------------------------------------------------------------
  Term Loan
  6.72-6.78%, 10/29/11(d)                         B1         104,498        105,021
-----------------------------------------------------------------------------------
Nortek Holdings, Inc.
  Term Loan B
  6.94-8.50%, 08/27/11(d)                         B2         740,625        746,550
-----------------------------------------------------------------------------------
Premdor Inc.
  Canada Term Loan
  6.21-6.53%, 04/05/13(d)                         B2         662,528        655,144
-----------------------------------------------------------------------------------
  U.S. Term Loan
  6.21-6.53%, 04/05/13(d)                         B2         663,657        656,260
===================================================================================
                                                                          2,202,575
===================================================================================

CASINOS & GAMING-5.38%

Alliance Gaming Corp.
  Term Loan
  11.00%, 09/04/09(d)                             B1         114,447        114,375
-----------------------------------------------------------------------------------
BLB Investors, LLC
  First Lien Term Loan
  6.08%, 07/18/11(d)                              B1         149,250        151,582
-----------------------------------------------------------------------------------
  Second Lien Term Loan
  7.83%, 07/18/12(d)                              B2         260,000        264,387
-----------------------------------------------------------------------------------
Boyd Gaming Corp.
  Term Loan
  5.70-6.03%, 06/30/11(d)                        Ba2       1,231,250      1,244,845
-----------------------------------------------------------------------------------
Columbia Sussex Corp. (Wimar Tahoe Corp.)
  Term Loan B
  7.03%, 10/24/11(d)                              B2         178,125        178,793
-----------------------------------------------------------------------------------
Global Cash Access, LLC
  Term Loan B
  6.64%, 03/10/10(d)                              B2         194,610        197,042
-----------------------------------------------------------------------------------
Green Valley Ranch Resort
  Term Loan
  6.53%, 12/17/11(d)                              B2         227,957        230,522
-----------------------------------------------------------------------------------
Herbst Gaming, Inc.
  Term Loan B
  6.20-6.53%, 01/31/11(d)                         B1         119,100        120,440
-----------------------------------------------------------------------------------
Isle of Capri Black Hawk, LLC
  Term Loan
  6.11-6.53%, 10/24/11(d)                         B1         574,958        578,551
-----------------------------------------------------------------------------------
Isle of Capri Casino, Inc.
  Term Loan
  5.89-6.28%, 02/04/11(d)                        Ba2       1,487,500      1,496,410
-----------------------------------------------------------------------------------

AIM FLOATING RATE FUND


                                               MOODY'S    PRINCIPAL
                                               RATING(a)    AMOUNT        VALUE
-----------------------------------------------------------------------------------
CASINOS & GAMING-(CONTINUED)

Las Vegas Sands, Inc. (Venetian Casino
  Resort, LLC)
  Delayed Loan
  6.28%, 06/15/11(d)                             Ba3      $  341,880   $    343,857
-----------------------------------------------------------------------------------
  Term Loan B
  6.28%, 06/15/11(d)                             Ba3       1,658,120      1,667,705
-----------------------------------------------------------------------------------
Marina District Development Co. LLC
  Term Loan B
  6.14%, 10/20/11(d)                              B1         778,121        782,660
-----------------------------------------------------------------------------------
MotorCity Casino
  Term Loan B
  6.39-6.52%, 07/13/12(d)                         B1         831,087        835,866
-----------------------------------------------------------------------------------
Penn National Gaming, Inc.
  Term Loan B
  5.97-6.28%, 10/03/12(d)                        Ba3       1,425,000      1,440,587
-----------------------------------------------------------------------------------
Resorts International Unlimited
  Term Loan B
  7.53%, 04/26/12(d)                              B2         984,727        986,574
-----------------------------------------------------------------------------------
Yonkers Racing Corp.
  Loan Facility
  0.00-7.88%, 08/12/11(d)(e)                      B3         500,000        504,688
===================================================================================
                                                                         11,138,884
===================================================================================

COMMERCIAL PRINTING-0.79%

Xsys (BASF Inks) (Luxembourg)
  Term Loan B1
  6.77%, 12/31/12(d)                              --         795,787        800,760
-----------------------------------------------------------------------------------
  Term Loan C1
  7.27%, 12/31/13(d)                              --         813,772        822,927
===================================================================================
                                                                          1,623,687
===================================================================================

COMMODITY CHEMICALS-1.93%

Brenntag A.G. (Germany)
  Term Loan B2
  6.81%, 02/27/12(d)                              B2         670,000        670,893
-----------------------------------------------------------------------------------
INVISTA
  Term Loan B1
  6.69%, 04/29/11(d)                             Ba3         650,780        656,203
-----------------------------------------------------------------------------------
  Term Loan B2
  6.88%, 04/29/11(d)                             Ba3         279,656        281,986
-----------------------------------------------------------------------------------
Lyondel Petrochemical
  Credit Linked Notes 6.59%, 12/21/09(f)(g)       B1       2,200,000      2,230,965
-----------------------------------------------------------------------------------
Wellman, Inc.
  First Lien Loan
  8.25%, 02/10/09(d)                              B1         150,000        151,750
===================================================================================
                                                                          3,991,797
===================================================================================

COMMUNICATIONS EQUIPMENT-2.19%

AAT Communications
  Second Lien Term Loan
  7.16%, 07/29/13(d)                              B1         250,000        253,229
-----------------------------------------------------------------------------------
  Term Loan B
  6.16%, 07/27/12(d)                              B1       1,803,622      1,825,040
-----------------------------------------------------------------------------------
IPC Acquisition Corp.
  Second Lien Term Loan
  11.70%, 08/05/12(d)                             B2         525,000        507,062
-----------------------------------------------------------------------------------
  Term Loan B
  7.14-7.20%, 08/05/11(d)                         B2         886,778        894,167
-----------------------------------------------------------------------------------

                                               MOODY'S    PRINCIPAL
                                               RATING(a)    AMOUNT        VALUE
-----------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-(CONTINUED)

NTELOS, Inc.
  First Lien Term Loan
  6.89%, 08/24/11(d)                              B1      $  396,000   $    398,475
-----------------------------------------------------------------------------------
  Second Lien Term Loan
  9.39%, 02/24/12(d)                              B2         214,286        215,625
-----------------------------------------------------------------------------------
Qwest Corp.
  Term Loan A
  9.02%, 06/30/07(d)                             Ba3         422,222        431,617
===================================================================================
                                                                          4,525,215
===================================================================================

CONSTRUCTION & ENGINEERING-0.12%

Maxim Crane Works
  Second Lien Term Loan
  9.63%, 01/28/12(d)                              B2          50,000         51,125
-----------------------------------------------------------------------------------
  Term Loan B
  6.88-9.00%, 01/28/10(d)                         B2         187,153        189,336
===================================================================================
                                                                            240,461
===================================================================================

CONSTRUCTION MATERIALS-0.12%

Hillman Group (The)
  Term Loan B
  7.69-9.50%, 03/31/11(d)                         B2         246,250        249,020
===================================================================================

DIVERSIFIED CHEMICALS-2.48%

Celanese A.G.
  Term Loan B
  6.53%, 04/06/11(d)                              B1       1,893,042      1,912,762
-----------------------------------------------------------------------------------
Rockwood Specialties Inc.
  Term Loan E
  6.22%,12/13/13(d)                               B1       3,184,000      3,216,337
===================================================================================
                                                                          5,129,099
===================================================================================

DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES-3.74%

Aspect Software, Inc.
  Term Loan
  6.56%, 09/22/10(d)                              B2         445,000        449,450
-----------------------------------------------------------------------------------
Coinmach Corp.
  Term Loan B
  0.00-8.75%, 12/15/12(d)(e)                      B2       1,169,492      1,185,572
-----------------------------------------------------------------------------------
Eastman Kodak Co.
  Term Loan B
  6.42-6.75%, 10/18/12(d)                        Ba2       1,412,000      1,401,410
-----------------------------------------------------------------------------------
  Term Loan B2
  0.00%, 10/18/12(d)(e)                          Ba2         674,714        669,654
-----------------------------------------------------------------------------------
Fidelity National Information Solutions Inc.
  Term Loan B
  6.11%, 03/09/13(d)                             Ba3       1,249,600      1,254,286
-----------------------------------------------------------------------------------
Iron Mountain, Inc.
  Term Loan
  6.13%, 04/02/11(d)                              B2         495,000        498,403
-----------------------------------------------------------------------------------
  Term Loan C
  6.19%, 04/02/11(d)                              B2         743,276        748,386
-----------------------------------------------------------------------------------
N.E.W. Customer Service Cos., Inc.
  Term Loan
  7.06-7.69%, 07/01/11(d)                         B1         127,509        129,103
-----------------------------------------------------------------------------------
UGS Corp.
  Term Loan
  6.39%, 03/31/12(d)                              B1         700,417        708,297
-----------------------------------------------------------------------------------

AIM FLOATING RATE FUND


                                               MOODY'S    PRINCIPAL
                                               RATING(a)    AMOUNT        VALUE
-----------------------------------------------------------------------------------
DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES-(CONTINUED)

US Investigations Services, Inc.
  Term Loan
  7.00%, 10/14/12(d)                              B2      $  578,081   $    579,526
-----------------------------------------------------------------------------------
Walter Industries, Inc.
  Term Loan
  6.05-6.53%, 10/03/12(d)                        Ba3         116,375        117,830
===================================================================================
                                                                          7,741,917
===================================================================================

DIVERSIFIED METALS & MINING-1.10%

Boart Longyear Co.
  Canada Term Loan
  7.53%, 07/28/12(d)                              B2          73,358         74,091
-----------------------------------------------------------------------------------
  U.S. Term Loan
  7.53%, 07/28/12(d)                              B2         507,860        512,939
-----------------------------------------------------------------------------------
Foundation Coal Holdings, Inc.
  Term Loan B
  6.28-6.44%, 07/30/11(d)                        Ba3         712,766        722,864
-----------------------------------------------------------------------------------
Novelis, Inc.
  Canada Term Loan B2
  6.01%, 01/09/12(d)                             Ba2         262,796        265,383
-----------------------------------------------------------------------------------
  U.S. Term Loan B1
  6.01%, 01/09/12(d)                             Ba2         456,435        460,928
-----------------------------------------------------------------------------------
Trout Coal Holdings, LLC
  First Lien Term Loan
  7.33-7.39%, 03/23/11(d)                         B3         248,125        240,371
===================================================================================
                                                                          2,276,576
===================================================================================

DRUG RETAIL-1.25%

Alimentation Couche-Tard (Canada)
  Term Loan
  6.19%, 12/17/10(d)                             Ba2         240,612        243,119
-----------------------------------------------------------------------------------
General Nutrition Centers, Inc.
  Term Loan B
  7.39-7.40%, 12/07/09(d)                         B1         168,717        170,615
-----------------------------------------------------------------------------------
Jean Coutu Group Inc. (The)
  Term Loan B
  6.50%, 07/30/11(d)                              B2       1,840,039      1,856,395
-----------------------------------------------------------------------------------
MAPCO Express, Inc.
  Term Loan
  7.26-9.00%, 04/28/11(d)                         B2         199,000        201,487
-----------------------------------------------------------------------------------
NBTY Inc.
  Term Loan C
  6.38%, 06/30/09(d)                             Ba2         111,289        111,428
===================================================================================
                                                                          2,583,044
===================================================================================

ELECTRIC UTILITIES-1.47%

AES Corp.
  Term Loan
  5.07-5.69%, 04/30/08(d)                        Ba2         315,000        317,756
-----------------------------------------------------------------------------------
Allegheny Energy, Inc.
  Term Loan C
  5.76-6.41%, 03/08/11(d)                        Ba2         531,487        537,245
-----------------------------------------------------------------------------------
Cogentrix Energy, Inc.
  Term Loan
  6.28%, 04/14/12(d)                             Ba2         134,808        135,875
-----------------------------------------------------------------------------------
Midwest Generation, LLC
  Term Loan B
  6.05-6.22%, 05/15/11(d)                        Ba3         385,867        389,243
-----------------------------------------------------------------------------------

                                               MOODY'S    PRINCIPAL
                                               RATING(a)    AMOUNT        VALUE
-----------------------------------------------------------------------------------

ELECTRIC UTILITIES-(CONTINUED)

NRG Energy, Inc.
  Loan C
  4.43%, 12/24/11(d)                             Ba3      $  546,875   $    547,559
-----------------------------------------------------------------------------------
  Term Loan
  6.26%, 12/24/11(d)                             Ba3         696,094        696,964
-----------------------------------------------------------------------------------
NSG Holdings II
  Term Loan
  7.53%, 12/13/11(d)                              B1         275,055        278,150
-----------------------------------------------------------------------------------
Primary Energy Finance LLC
  Term Loan C
  6.53%, 08/24/12(d)                             Ba2         146,300        147,885
===================================================================================
                                                                          3,050,677
===================================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-0.80%

Cellnet Technology, Inc.
  Term Loan B
  7.53%, 04/26/12(d)                              B2         427,850        432,128
-----------------------------------------------------------------------------------
VeriFone, Inc.
  Term Loan B
  6.24%, 06/30/11(d)                              B1       1,207,551      1,221,135
===================================================================================
                                                                          1,653,263
===================================================================================

ENVIRONMENTAL & FACILITIES SERVICES-1.51%

Allied Waste Industries, Inc.
  Loan C
  3.34%, 01/15/12(d)                              B1         401,351        403,358
-----------------------------------------------------------------------------------
  Term Loan
  6.09-6.39%, 01/15/12(d)                         B1       1,033,758      1,038,692
-----------------------------------------------------------------------------------
Covanta Holding Corp.
  Loan C
  4.53%, 06/24/12(d)                              B1         699,985        709,610
-----------------------------------------------------------------------------------
  Term Loan
  7.38-7.52%, 06/24/12(d)                         B1         166,777        168,653
-----------------------------------------------------------------------------------
EnviroSolutions Holdings Inc.
  Term Loan
  7.62-7.98%, 07/07/12(d)                         B2         118,000        119,770
-----------------------------------------------------------------------------------
Safety-Kleen Corp.
  Term Loan
  0.00%, 12/24/08(d)(g)(h)                        --         677,238        677,238
===================================================================================
                                                                          3,117,321
===================================================================================

FERTILIZERS & AGRICULTURAL CHEMICALS-0.12%

Coffeyville Resources, LLC
  Second Lien Term Loan
  10.81%, 06/24/13(d)                             B3         105,000        108,150
-----------------------------------------------------------------------------------
  Syn LOC
  4.46%, 07/08/11(d)                              B1          55,034         55,671
-----------------------------------------------------------------------------------
  Term Loan B
  7.06-8.75%, 07/08/12(d)                         B1          82,345         83,297
===================================================================================
                                                                            247,118
===================================================================================

FOOD DISTRIBUTORS-1.16%

Wm. Bolthouse Farms, Inc.
  Term Loan
  8.75%, 12/17/12(d)                              B2         160,000        162,200
-----------------------------------------------------------------------------------
Carrols Corp.
  Term Loan B
  7.00%, 12/31/10(d)                              Bl         240,682        243,540
-----------------------------------------------------------------------------------
Leiner Health Products Group, Inc.
  Term Loan B
  7.70%, 05/27/11(d)                              B2         541,750        547,167
-----------------------------------------------------------------------------------

AIM FLOATING RATE FUND


                                               MOODY'S    PRINCIPAL
                                               RATING(a)    AMOUNT        VALUE
-----------------------------------------------------------------------------------
FOOD DISTRIBUTORS-(CONTINUED)

Nash Finch Co.
  Term Loan
  6.69%, 11/12/10(d)                              B1      $  500,000   $    503,125
-----------------------------------------------------------------------------------
OSI Group LLC
  Dutch Term Loan
  6.53%, 09/02/11(d)                             Ba3         135,507        136,918
-----------------------------------------------------------------------------------
  German Term Loan
  6.53%, 09/02/11(d)                             Ba3         108,406        109,535
-----------------------------------------------------------------------------------
  U.S. Term Loan
  6.53%, 09/02/11(d)                             Ba3         243,913        246,453
-----------------------------------------------------------------------------------
Pinnacle Foods Group, Inc. (Aurora Foods)
  Term Loan
  7.28-9.50%, 11/25/10(d)                         B1         436,878        441,792
===================================================================================
                                                                          2,390,730
===================================================================================

FOOD RETAIL-0.95%

Arby's, LLC
  Term Loan B
  6.49-6.78%, 07/25/12(d)                         B1         756,200        759,036
-----------------------------------------------------------------------------------
Burger King Corp.
  Term Loan B
  6.31%, 06/30/12(d)                             Ba2         477,600        482,824
-----------------------------------------------------------------------------------
Chiquita Brands International, Inc.
  Term Loan B
  6.38-8.25%, 06/28/12(d)                         B1          13,920         14,025
-----------------------------------------------------------------------------------
  Term Loan C
  6.20%, 06/28/12(d)                              B1         296,159        298,874
-----------------------------------------------------------------------------------
Roundy's Supermarkets, Inc.
  Term Loan
  7.24-7.34%, 11/03/11(d)                         B2         410,000        407,233
===================================================================================
                                                                          1,961,992
===================================================================================

FOREST PRODUCTS-0.94%

Boise Cascade, LLC
  Term Loan D
  6.16-6.28%, 10/28/11(d)                        Ba3         552,273        559,038
-----------------------------------------------------------------------------------
Graphic Packaging International Corp.
  Term Loan C
  6.19-7.16%, 08/08/10(d)                         B1       1,219,150      1,232,865
-----------------------------------------------------------------------------------
Roseburg Forest Products Co.
  Term Loan B
  6.03%, 02/24/10(d)                             Ba3         157,175        157,568
===================================================================================
                                                                          1,949,471
===================================================================================

GAS UTILITIES-0.33%

Energy Transfer Co.
  Term Loan B
  7.44%, 06/16/08(d)                             Ba3         676,600        676,938
===================================================================================

HEALTH CARE DISTRIBUTORS-0.78%

Team Health, Inc.
  Term Loan B
  6.88%, 11/23/12(d)                              B2          92,000         92,633
-----------------------------------------------------------------------------------
VWR International Inc.
  Term Loan B
  6.69%, 04/07/11(d)                              B2         686,500        694,867
-----------------------------------------------------------------------------------

                                               MOODY'S    PRINCIPAL
                                               RATING(a)    AMOUNT        VALUE
-----------------------------------------------------------------------------------

HEALTH CARE DISTRIBUTORS-(CONTINUED)

Warner Chilcott PLC
  Dovobet Delayed Loan
  0.00%, 01/18/12(d)(e)                           B2      $   26,683   $     26,643
-----------------------------------------------------------------------------------
  Dovonex Delayed Loan
  0.00%, 01/18/12(d)(e)                           B2         133,415        133,215
-----------------------------------------------------------------------------------
  Term Loan B
  7.01-7.28%, 01/18/12(d)                         B2         417,392        416,572
-----------------------------------------------------------------------------------
  Term Loan C
  7.28%, 01/18/12(d)                              B2         168,189        167,858
-----------------------------------------------------------------------------------
  Term Loan D
  7.28%, 01/18/12(d)                              B2          77,698         77,546
===================================================================================
                                                                          1,609,334
===================================================================================

HEALTH CARE EQUIPMENT-0.26%

CONMED Corp.
  Term Loan C
  6.62%, 12/15/09(d)                             Ba3         264,751        267,178
-----------------------------------------------------------------------------------
Sunrise Medical Inc.
  Term Loan B1
  7.44-7.75%, 05/13/10(d)                         B1         260,208        260,208
===================================================================================
                                                                            527,386
===================================================================================

HEALTH CARE FACILITIES-4.26%

Beverly Enterprises, Inc.
  Term Loan
  6.39-6.91%, 10/22/08(d)                        Ba3          93,840         94,016
-----------------------------------------------------------------------------------
Community Health Systems, Inc.
  Term Loan
  6.16%, 08/19/11(d)                             Ba3       2,825,409      2,858,961
-----------------------------------------------------------------------------------
DaVita Inc.
  Term Loan B
  6.40-6.94%, 10/05/12(d)                         B1       1,692,585      1,713,977
-----------------------------------------------------------------------------------
IASIS Healthcare Corp.
  Term Loan B
  6.30-6.78%, 06/22/11(d)                         B1       1,717,101      1,737,849
-----------------------------------------------------------------------------------
LifePoint Hospitals, Inc.
  Term Loan B
  6.19%, 04/15/12(d)                             Ba3       1,632,415      1,640,350
-----------------------------------------------------------------------------------
National MENTOR, Inc.
  Term Loan B
  6.80-8.75%, 09/30/11(d)                        Ba3         752,174        760,166
===================================================================================
                                                                          8,805,319
===================================================================================

HEALTH CARE SERVICES-0.82%

Genoa Healthcare LLC
  Second Lien Term Loan
  12.23%, 02/10/13(d)                             B2         132,000        133,732
-----------------------------------------------------------------------------------
  Term Loan B
  7.73-9.50%, 08/10/12(d)                         B2          94,033         94,797
-----------------------------------------------------------------------------------
MedCath Corp.
  Term Loan
  6.77%, 06/30/11(d)                              B2         324,000        325,620
-----------------------------------------------------------------------------------
Radiation Therapy Services, Inc.
  Term Loan B
  6.53-7.75%, 12/16/12(d)                         B1          64,000         64,320
-----------------------------------------------------------------------------------

AIM FLOATING RATE FUND


                                               MOODY'S    PRINCIPAL
                                               RATING(a)    AMOUNT        VALUE
-----------------------------------------------------------------------------------
HEALTH CARE SERVICES-(CONTINUED)

Skilled Healthcare LLC
  Term Loan
  7.25%, 06/15/12(d)                              B1      $  373,125   $    375,224
-----------------------------------------------------------------------------------
US Oncology, Inc.
  Term Loan B
  6.45-6.93%, 08/20/11(d)                         B1         701,262        708,275
===================================================================================
                                                                          1,701,968
===================================================================================

HEALTH CARE SUPPLIES-0.62%

Accellent Corp.
  Term Loan
  6.39%, 11/22/12(d)                              B2       1,277,281      1,289,255
===================================================================================

HOMEBUILDING-0.98%

General Growth Properties, Inc.
  Term Loan A
  6.12%, 11/12/07(d)                             Ba2         419,845        420,614
-----------------------------------------------------------------------------------
  Term Loan B
  6.39%, 11/12/08(d)                             Ba2         826,195        831,221
-----------------------------------------------------------------------------------
Headwaters, Inc.
  First Lien Term Loan B1
  6.43-8.50%, 04/30/11(d)                         B1         777,961        781,850
===================================================================================
                                                                          2,033,685
===================================================================================

HOUSEHOLD APPLIANCES-0.44%

Goodman Global Holdings, Inc.
  Term Loan B
  6.38%, 12/23/11(d)                              B2         889,643        901,504
===================================================================================

HOUSEHOLD PRODUCTS-3.76%

Central Garden & Pet Co.
  Term Loan B
  6.12-6.14%, 05/14/09(d)                        Ba2         620,902        628,663
-----------------------------------------------------------------------------------
Jarden Corp.
  Term Loan
  6.53%, 01/24/12(d)                              B1       1,020,633      1,024,461
-----------------------------------------------------------------------------------
  Term Loan B2
  6.28%, 01/24/12(d)                              B1         363,259        364,621
-----------------------------------------------------------------------------------
Prestige Brands International, Inc.
  Term Loan B
  6.31%, 04/06/11(d)                              B1       1,026,322      1,034,447
-----------------------------------------------------------------------------------
Rent-A-Center, Inc.
  Term Loan
  5.76-6.41%, 06/30/10(d)                        Ba2       1,334,649      1,346,661
-----------------------------------------------------------------------------------
Spectrum Brands, Inc.
  Term Loan
  6.17-6.78%, 02/06/12(d)                         B1       3,354,092      3,368,069
===================================================================================
                                                                          7,766,922
===================================================================================

HUMAN RESOURCE & EMPLOYMENT SERVICES-0.08%

AMN Healthcare Services, Inc.
  Term Loan B
  6.53%, 11/02/11(d)                             Ba2         160,000        161,400
===================================================================================

INDUSTRIAL CONGLOMERATES-3.56%

Aearo Corp.
  Term Loan
  7.06%, 04/07/11(d)                              B1         245,625        246,853
-----------------------------------------------------------------------------------
AMSTED Industries Inc.
  Term Loan B1
  6.65-7.03%, 10/15/10-11/08/11(d)                B1         251,647        254,897
-----------------------------------------------------------------------------------

                                               MOODY'S    PRINCIPAL
                                               RATING(a)    AMOUNT        VALUE
-----------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES-(CONTINUED)

Blount International Inc.
  Term Loan B
  6.55-8.00%, 08/09/10(d)                         B1      $  724,198   $    730,233
-----------------------------------------------------------------------------------
Bway Corp.
  Term Loan B
  6.56-6.63%, 06/30/11(d)                         B1         955,067        963,424
-----------------------------------------------------------------------------------
Dresser Inc.
  Term Loan C
  6.89%, 04/10/09(d)                             Ba3         164,372        166,427
-----------------------------------------------------------------------------------
Dresser-Rand, Inc.
  Term Loan B1
  6.08-6.53%, 10/29/11(d)                         B1         152,692        155,078
-----------------------------------------------------------------------------------
Flowserve Corp.
  Term Loan B
  6.19-6.50%, 08/10/12(d)                        Ba3         964,167        975,014
-----------------------------------------------------------------------------------
Invensys PLC (United Kingdom)
  Bonding Cash Collateral 7.45%, 03/05/09(d)     Ba3       1,090,790      1,104,425
-----------------------------------------------------------------------------------
Mueller Group, Inc. (The)
  Term Loan B
  6.47-6.66%, 10/03/12(d)                         B2         163,590        165,430
-----------------------------------------------------------------------------------
Norcross Safety Products LLC
  Term Loan
  5.95-8.25%, 07/02/12(d)                         B1         605,676        609,083
-----------------------------------------------------------------------------------
Polypore International, Inc.
  Term Loan
  7.53%, 11/12/11(d)                              B2         222,525        220,856
-----------------------------------------------------------------------------------
TriMas Corp.
  Term Loan B
  8.02%, 12/31/09(d)                              B1       1,228,161      1,237,372
-----------------------------------------------------------------------------------
Unifrax Corp.
  Add Term Loan
  6.69%, 03/29/12(d)                              B1         531,209        538,513
===================================================================================
                                                                          7,367,605
===================================================================================

INDUSTRIAL MACHINERY-1.61%

CLFX Corp.
  Term Loan B
  6.56%, 12/19/11(d)                             Ba3         518,088        522,837
-----------------------------------------------------------------------------------
EnerSys Capital Inc.
  Term Loan
  6.07-6.68%, 03/17/11(d)                        Ba3         468,053        472,733
-----------------------------------------------------------------------------------
Gleason Corp.
  Term Loan B
  6.72-6.97%, 07/27/11(d)                         B1         414,820        418,969
-----------------------------------------------------------------------------------
Pro Mach, Inc.
  Term Loan
  6.89%, 12/14/11(d)                              B1         495,000        499,950
-----------------------------------------------------------------------------------
Rexnord Corp.
  Term Loan
  6.07-8.25%, 12/31/11(d)                         B1         912,730        922,238
-----------------------------------------------------------------------------------
Roller Bearing Co. of America, Inc.
  Term Loan B
  7.04-8.75%, 07/01/11(d)                         B1         275,567        276,944
-----------------------------------------------------------------------------------
Synventive Molding Solutions
  Term Loan
  7.78%, 07/30/12(d)                              B2         216,125        217,071
===================================================================================
                                                                          3,330,742
===================================================================================

AIM FLOATING RATE FUND


                                               MOODY'S    PRINCIPAL
                                               RATING(a)    AMOUNT        VALUE
-----------------------------------------------------------------------------------

INSURANCE BROKERS-0.24%

Alliant Resources Group, Inc.
  Second Lien Term Loan
  11.47%, 11/30/12(d)                             B2      $   31,000   $     31,310
-----------------------------------------------------------------------------------
  Term Loan B
  7.22%, 11/30/11(d)                              B2          78,000         78,780
-----------------------------------------------------------------------------------
Swett & Crawford Group, Inc. (The) First Lien
  Term Loan
  7.12%, 11/16/11(d)                              B1         378,900        381,742
===================================================================================
                                                                            491,832
===================================================================================

INTEGRATED OIL & GAS-0.53%

Texas Genco Holdings, Inc.
  Delayed Term Loan B
  6.37%, 12/14/11(d)                             Ba2         386,821        387,364
-----------------------------------------------------------------------------------
  Term Loan
  6.37-6.39%, 12/14/11(d)                        Ba2         700,615        701,600
===================================================================================
                                                                          1,088,964
===================================================================================

INTEGRATED TELECOMMUNICATION SERVICES-3.32%

Cincinnati Bell Telephone Co. LLC
  Term Loan
  5.89-5.90%, 08/31/12(d)                        Ba3       1,177,050      1,182,200
-----------------------------------------------------------------------------------
Country Road Communications, Inc.
  First Lien Term Loan
  8.03%, 07/15/12(d)                              B2         846,429        850,661
-----------------------------------------------------------------------------------
  Second Lien Term Loan
  11.64%, 07/15/13(d)                             B2         571,429        578,571
-----------------------------------------------------------------------------------
D&E Communications, Inc.
  Term Loan B
  6.39-8.25%, 12/31/11(d)                        Ba3         832,843        835,966
-----------------------------------------------------------------------------------
Intelsat, Ltd. (Bermuda)
  Term Loan
  5.81%, 07/28/11(d)                              B1       1,488,750      1,501,312
-----------------------------------------------------------------------------------
Iowa Telecommunications Services, Inc.
  Term Loan B
  6.28-6.40%, 11/23/11(d)                        Ba3         850,000        856,375
-----------------------------------------------------------------------------------
Madison River Communications
  Term Loan B
  6.59%, 07/29/12(d)                              B1         340,000        344,675
-----------------------------------------------------------------------------------
Syniverse Technologies, Inc.
  Term Loan B
  6.28%, 02/15/12(d)                             Ba3         708,391        716,361
===================================================================================
                                                                          6,866,121
===================================================================================

INTERNET SOFTWARE & SERVICES-0.35%

Language Line LLC
  Term Loan B
  8.45%, 06/10/11(d)                              B2         713,359        715,856
===================================================================================

IT CONSULTING & OTHER SERVICES-0.89%

SunGard Data Systems Inc.
  U.S. Term Loan
  6.81%, 02/11/13(d)                              B1       1,824,167      1,834,617
===================================================================================

LEISURE FACILITIES-4.95%

24 Hour Fitness Worldwide Inc.
  Term Loan B
  6.78%, 06/08/12(d)                              B2       1,300,000      1,315,167
-----------------------------------------------------------------------------------

                                               MOODY'S    PRINCIPAL
                                               RATING(a)    AMOUNT        VALUE
-----------------------------------------------------------------------------------

LEISURE FACILITIES-(CONTINUED)

AMF Bowling Worldwide, Inc.
  Revolving Loan
  0.00%, 02/27/09(d)(e)                           B2      $  500,000   $    484,688
-----------------------------------------------------------------------------------
  Term Loan B
  6.89-9.25%, 08/27/09(d)                         B2         389,328        392,004
-----------------------------------------------------------------------------------
Greektown Casino LLC
  Term Loan B
  6.86%, 12/03/12(d)                              B1         150,000        151,500
-----------------------------------------------------------------------------------
Loews Cineplex Entertainment Corp.
  Term Loan B
  6.35-6.56%, 06/30/11(d)                         B1       2,664,873      2,672,785
-----------------------------------------------------------------------------------
Metro-Goldwyn-Mayer, Inc.
  Term Loan B
  6.78%, 04/08/12(d)                             Ba3       2,581,873      2,597,129
-----------------------------------------------------------------------------------
Regal Cinemas, Inc.
  Term Loan
  6.53%, 11/10/10(d)                             Ba2       1,895,779      1,915,527
-----------------------------------------------------------------------------------
Universal City Development Partners
  Term Loan B
  6.15-6.53%, 06/09/11(d)                        Ba3         247,500        250,284
-----------------------------------------------------------------------------------
Wallace Theater Corp.
  First Lien Term Loan
  7.77%, 08/09/09(d)                              B2         450,907        453,161
===================================================================================
                                                                         10,232,245
===================================================================================

LEISURE PRODUCTS-0.54%

Cinemark USA, Inc.
  Term Loan C
  6.30-6.53% 03/31/11(d)                         Ba3         366,595        370,261
-----------------------------------------------------------------------------------
HIT Entertainment Ltd.
  Term Loan
  6.46%, 03/20/12(d)                              B1         479,359        480,198
-----------------------------------------------------------------------------------
Pure Fishing, Inc.
  First Lien Term Loan
  6.77-7.53%, 09/30/10(d)                         B1         263,067        263,067
===================================================================================
                                                                          1,113,526
===================================================================================

MARINE-0.60%

Horizon Lines LLC
  Term Loan C
  6.78%, 07/07/11(d)                              B2         738,750        746,138
-----------------------------------------------------------------------------------
US Shipping LLC
  Term Loan
  6.20%, 04/30/10(d)                             Ba3         481,045        486,156
===================================================================================
                                                                          1,232,294
===================================================================================

MARINE PORTS & SERVICES-0.13%

FleetCor Technologies
  Term Loan B
  7.75-7.81%, 06/30/11(d)                         B2         276,906        276,214
===================================================================================

METAL & GLASS CONTAINERS-2.53%

Berry Plastics Corp.
  Term Loan
  6.45%, 09/30/11(d)                              B1       2,188,982      2,213,153
-----------------------------------------------------------------------------------
Graham Packaging Co., L.P.
  Second Lien Term Loan
  8.81%, 04/07/12(d)                              B3       1,500,000      1,524,375
-----------------------------------------------------------------------------------
  Term Loan B
  6.38-6.81%, 10/07/11(d)                         B2       1,483,759      1,499,989
===================================================================================
                                                                          5,237,517
===================================================================================

AIM FLOATING RATE FUND


                                               MOODY'S    PRINCIPAL
                                               RATING(a)    AMOUNT        VALUE
-----------------------------------------------------------------------------------

MOVIES & ENTERTAINMENT-1.67%

LodgeNet Entertainment Corp.
  Term Loan
  6.64-6.78%, 08/29/08(d)                        Ba3      $  479,508   $    484,503
-----------------------------------------------------------------------------------
Rainbow National Services LLC
  Term Loan B
  7.19%, 03/31/12(d)                             Ba3         992,500        998,703
-----------------------------------------------------------------------------------
Warner Music Group
  Term Loan
  6.19-6.59%, 02/28/11(d)                        Ba2       1,944,518      1,963,269
===================================================================================
                                                                          3,446,475
===================================================================================

OFFICE SERVICES & SUPPLIES-1.38%

ACCO Brands Corp.
  U.S. Term Loan
  5.92-6.25%, 08/17/12(d)                        Ba3         207,813        209,934
-----------------------------------------------------------------------------------
Buhrmann N.V.
  Term Loan D-1
  6.16-6.24%, 12/23/10(d)                        Ba3       1,542,349      1,562,913
-----------------------------------------------------------------------------------
Global Imaging Systems, Inc.
  Add Term Loan
  5.83-6.03%, 05/10/10(d)                        Ba2         533,657        536,659
-----------------------------------------------------------------------------------
Knoll, Inc.
  Term Loan
  6.53%, 10/03/12(d)                             Ba3         538,745        544,133
===================================================================================
                                                                          2,853,639
===================================================================================

OIL & GAS-0.04%

Texstar
  Term Loan
  7.71%, 12/06/11(d)                              B2          86,022         86,237
===================================================================================

OIL & GAS EQUIPMENT & SERVICES-1.78%

EPCO Holdings Inc.
  Term Loan B
  6.42-6.64%, 08/18/10(d)                        Ba3         744,480        754,484
-----------------------------------------------------------------------------------
Key Energy Services, Inc.
  Loan C
  6.55%, 07/29/10(d)                              --         250,000        253,021
-----------------------------------------------------------------------------------
  Term Loan B
  7.02-7.28%, 06/30/12(d)                         --         590,000        597,129
-----------------------------------------------------------------------------------
SemCrude LP
  Canada Term Loan
  6.78%, 03/16/11(d)                             Ba3         432,883        437,212
-----------------------------------------------------------------------------------
  U.S. Term Loan
  6.62-6.74%, 03/16/11(d)                        Ba3         183,791        185,629
-----------------------------------------------------------------------------------
Targa Resources, Inc.
  Bridge Term Loan
  6.83%, 10/31/07(d)                             Ba3         286,475        286,117
-----------------------------------------------------------------------------------
  Syn LOC
  4.40%, 10/31/12(d)                             Ba3         115,851        116,720
-----------------------------------------------------------------------------------
  Term Loan
  6.59-6.78%, 10/31/12(d)                        Ba3         460,901        464,358
-----------------------------------------------------------------------------------
Universal Compression
  Term Loan B
  6.03%, 02/15/12(d)                             Ba2         591,250        596,128
===================================================================================
                                                                          3,690,798
===================================================================================

                                               MOODY'S    PRINCIPAL
                                               RATING(a)    AMOUNT        VALUE
-----------------------------------------------------------------------------------


OIL & GAS REFINING & MARKETING-0.85%

CITGO Petroleum Corp.
  Term Loan B
  5.68%, 11/15/12(d)                             Ba1      $  625,000   $    628,125
-----------------------------------------------------------------------------------
LB Pacific, LP
  Term Loan B
  6.95-7.28%, 03/03/12(d)                         B1         297,750        301,472
-----------------------------------------------------------------------------------
Williams Production RMT Co.
  Term Loan C
  6.62%, 05/30/08(d)                             Ba3         828,835        836,605
===================================================================================
                                                                          1,766,202
===================================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-0.66%

Conseco, Inc.
  Term Loan
  6.37%, 06/22/10(d)                              B2       1,063,831      1,070,480
-----------------------------------------------------------------------------------
Lionbridge Technologies, Inc.
  Term Loan B
  7.91%, 09/01/11(d)                              B1         143,375        144,092
-----------------------------------------------------------------------------------
SSA Global Technologies, Inc.
  Term Loan
  6.52%, 09/22/11(d)                              B2         146,633        147,366
===================================================================================
                                                                          1,361,938
===================================================================================

PACKAGED FOODS & MEATS-1.59%

Birds Eye Foods Inc.
  Term Loan B
  7.14-7.28%, 06/30/08(d)                         B1         459,507        464,102
-----------------------------------------------------------------------------------
Del Monte Foods Co.
  Term Loan B
  5.73%, 02/08/12(d)                             Ba3         497,500        503,346
-----------------------------------------------------------------------------------
Dole Food Co., Inc.
  Term Loan B
  5.44-7.75%, 04/18/12(d)                        Ba3       1,587,216      1,591,184
-----------------------------------------------------------------------------------
Michael Foods Inc.
  Term Loan B
  6.50-6.67%, 11/21/10(d)                         B1         718,678        727,063
===================================================================================
                                                                          3,285,695
===================================================================================

PAPER PACKAGING-0.89%

Intertape Polymer Group Inc.
  Term Loan B
  6.38-8.50%, 07/28/11(d)                        Ba3         493,750        499,922
-----------------------------------------------------------------------------------
Owens-Illinois, Inc.
  Term Loan A1
  6.10%, 04/01/07(d)                              B1          22,401         22,475
-----------------------------------------------------------------------------------
Smurfit-Stone Container Corp.
  Syn LOC
  4.29%, 11/01/10(d)                             Ba3         122,308        123,321
-----------------------------------------------------------------------------------
  Term Loan B
  6.56-6.75%, 11/01/11(d)                        Ba3         875,875        883,129
-----------------------------------------------------------------------------------
  Term Loan C
  6.56-6.75%, 11/01/11(d)                        Ba3         302,515        305,020
===================================================================================
                                                                          1,833,867
===================================================================================

PAPER PRODUCTS-0.16%

Xerium S.A. (Luxembourg)
  U.S. Term Loan
  6.53%, 05/18/12(d)                              B1         328,350        329,787
===================================================================================

AIM FLOATING RATE FUND


                                               MOODY'S    PRINCIPAL
                                               RATING(a)    AMOUNT        VALUE
-----------------------------------------------------------------------------------

PERSONAL PRODUCTS-0.95%

American Safety Razor Co.
  Term Loan B
  7.15%, 02/28/12(d)                              B2      $   89,093   $     90,207
-----------------------------------------------------------------------------------
Burt's Bees Inc.
  First Lien Term Loan
  7.04-7.44%, 03/29/11(d)                         B2         107,521        108,193
-----------------------------------------------------------------------------------
Department 56, Inc.
  Term Loan
  7.89%, 09/01/11(d)                              B1         180,000        179,325
-----------------------------------------------------------------------------------
Hunter Fan Co.
  Term Loan
  6.75-6.94%, 03/24/12(d)                         B1         620,500        617,398
-----------------------------------------------------------------------------------
Weight Watchers International, Inc.
  Term Loan B
  6.25%, 03/31/10(d)                             Ba1         274,400        277,373
-----------------------------------------------------------------------------------
  Term Loan C
  5.67%, 03/31/10(d)                             Ba1         691,250        697,587
===================================================================================
                                                                          1,970,083
===================================================================================

PUBLISHING-4.47%

American Media, Inc.
  Term Loan C
  6.81%, 04/01/07(d)                              B1       2,234,455      2,241,902
-----------------------------------------------------------------------------------
Dex Media East LLC
  Term Loan B
  5.86-6.25%, 05/08/09(d)                        Ba2         552,110        555,423
-----------------------------------------------------------------------------------
Dex Media West LLC
  Term Loan B
  5.87-6.25%, 03/09/10(d)                        Ba2       2,059,741      2,068,870
-----------------------------------------------------------------------------------
Endurance Business Media, Inc.
  Term Loan B
  6.62%, 03/08/12(d)                              B1         271,460        273,496
-----------------------------------------------------------------------------------
Journal Register Co.
  Term Loan B
  5.55-5.74%, 08/12/12(d)                        Ba2         750,000        751,875
-----------------------------------------------------------------------------------
RH Donnelley Corp.
  Term Loan D
  5.81-6.28%, 06/30/11(d)                        Ba3       2,595,721      2,606,455
-----------------------------------------------------------------------------------
Sun Media Corp. (Canada)
  Term Loan B
  6.24%, 02/07/09(d)                             Ba2         647,853        648,933
-----------------------------------------------------------------------------------
Thomson Media
  Term Loan B
  6.63%, 11/08/11(d)                              B1          94,768         95,657
===================================================================================
                                                                          9,242,611
===================================================================================

RAILROADS-0.78%

Helm Holding Corp.
  Term Loan B
  6.80%, 07/08/11(d)                              B2         521,218        529,036
-----------------------------------------------------------------------------------
Kansas City Southern Railroad
  Term Loan B1
  5.75-5.89%, 03/30/08(d)                        Ba3         990,000        994,125
-----------------------------------------------------------------------------------
Pacer International, Inc.
  Term Loan
  5.81-6.25%, 06/10/10(d)                        Ba3          82,339         82,854
===================================================================================
                                                                          1,606,015
===================================================================================

                                               MOODY'S    PRINCIPAL
                                               RATING(a)    AMOUNT        VALUE
-----------------------------------------------------------------------------------


REAL ESTATE-0.43%

Capital Automotive REIT
  Term Loan
  6.12%, 12/16/10(d)                             Ba1      $  310,000   $    311,066
-----------------------------------------------------------------------------------
Macerich Co. (The)
  Term Loan
  6.04%, 04/25/06(d)                              --         238,077        238,077
-----------------------------------------------------------------------------------
  Term Loan
  5.81%, 04/26/10(d)                              --         250,000        250,938
-----------------------------------------------------------------------------------
Newkirk Master Ltd. Partnership
  Term Loan
  5.80%, 08/11/08(d)                             Ba2          35,921         36,146
-----------------------------------------------------------------------------------
  Term Loan B
  5.80-6.04%, 08/11/08(d)                        Ba2          43,207         43,477
===================================================================================
                                                                            879,704
===================================================================================

REAL ESTATE MANAGEMENT & DEVELOPMENT-0.80%

Kyle Acquisition Group, LLC
  Term Loan B
  6.50%, 07/20/08(d)                             Ba3         195,000        195,488
-----------------------------------------------------------------------------------
Lake Las Vegas Resort
  First Lien Term Loan
  7.04-7.14%, 02/01/10(d)                         B2         132,710        133,108
-----------------------------------------------------------------------------------
Lion Gables Realty LP
  Term Loan
  6.09-6.15%, 09/30/07(d)                        Ba2         585,855        588,052
-----------------------------------------------------------------------------------
Rhodes Homes
  First Lien Term Loan
  7.75%, 11/21/10(d)                             Ba3         136,500        136,159
-----------------------------------------------------------------------------------
Technical Olympic USA, Inc. (TOUSA)
  Term Loan
  7.19%, 07/29/08(d)                              B1         346,448        349,046
-----------------------------------------------------------------------------------
Yellowstone MT Club
  Term Loan
  6.76%, 09/30/10(d)                              B1         248,933        249,348
===================================================================================
                                                                          1,651,201
===================================================================================

SEMICONDUCTORS-1.14%

AMI Semiconductors, Inc.
  Term Loan
  5.89%, 03/30/12(d)                             Ba3         977,617        981,690
-----------------------------------------------------------------------------------
Avago Technologies, Inc.
  Term Loan B
  6.82%, 12/01/12(d)                              B1         160,000        160,700
-----------------------------------------------------------------------------------
Fairchild Semiconductor International, Inc.
  Term Loan B3
  6.31%, 12/31/10(d)                             Ba3       1,209,185      1,215,232
===================================================================================
                                                                          2,357,622
===================================================================================

SOFT DRINKS-0.38%

Constellation Brands, Inc.
  Term Loan B
  5.44-5.75%, 11/30/11(d)                        Ba2         782,778        790,508
===================================================================================

SPECIALIZED CONSUMER SERVICES-0.14%

Clarke American Checks, Inc.
  Term Loan B
  7.75-7.92%, 12/15/11(d)                         B1         295,000        296,659
===================================================================================

AIM FLOATING RATE FUND


                                               MOODY'S    PRINCIPAL
                                               RATING(a)    AMOUNT        VALUE
-----------------------------------------------------------------------------------

SPECIALIZED FINANCE-0.22%

Clayton Holdings, Inc.
  Term Loan
  9.25%, 11/30/11(d)                              B1      $  200,000   $    200,500
-----------------------------------------------------------------------------------
NASDAQ Stock Market, Inc. (The)
  Term Loan B
  6.00-6.19%, 12/08/11(d)                        Ba2         257,143        258,536
===================================================================================
                                                                            459,036
===================================================================================

SPECIALTY CHEMICALS-5.31%

Basell B.V.
  Term Loan B2
  6.91%, 08/01/13(d)                              --         271,667        275,657
-----------------------------------------------------------------------------------
  Term Loan B4
  6.91%, 08/01/13(d)                              --          54,333         54,696
-----------------------------------------------------------------------------------
  Term Loan C2
  7.24%, 08/01/14(d)                              --         271,667        275,657
-----------------------------------------------------------------------------------
  Term Loan C4
  7.24%, 08/01/14(d)                              --          54,333         54,933
-----------------------------------------------------------------------------------
Cognis Deutschland GmbH & Co. KG (Germany)
  Second Lien Term Loan
  9.31%, 11/15/13(d)                              B2         320,000        326,240
-----------------------------------------------------------------------------------
  Term Loan B
  7.42%, 03/30/12(d)                              B1         307,018        311,623
-----------------------------------------------------------------------------------
  Term Loan B4
  7.42%, 03/30/12(d)                              B1         192,982        195,877
-----------------------------------------------------------------------------------
  Term Loan C1
  7.92%, 03/29/13(d)                              B1         500,000        508,750
-----------------------------------------------------------------------------------
Hexion Specialty Chemicals, Inc.
  Loan B3
  3.50%, 05/31/12(d)                              B1          93,091         94,313
-----------------------------------------------------------------------------------
  Term Loan B1
  6.88%, 05/31/12(d)                              B1         389,027        394,133
-----------------------------------------------------------------------------------
  Term Loan B2
  7.06%, 05/31/12(d)                              B1         715,333        724,721
-----------------------------------------------------------------------------------
Huntsman ICI Chemicals LLC
  Term Loan B
  6.12%, 08/16/12(d)                              B1       4,277,834      4,297,217
-----------------------------------------------------------------------------------
KRATON Polymers LLC
  Term Loan
  6.63-7.06%, 12/23/10(d)                         B1         437,771        443,243
-----------------------------------------------------------------------------------
Mosaic Global Holdings Inc.
  Term Loan B
  5.44-6.19%, 02/21/12(d)                        Ba2         774,150        779,956
-----------------------------------------------------------------------------------
Nalco Co.
  Term Loan B
  5.87-8.25%, 11/04/10(d)                         B1       1,415,006      1,431,986
-----------------------------------------------------------------------------------
PQ Corp.
  Term Loan B
  6.56%, 02/10/12(d)                              B1         322,887        326,116
-----------------------------------------------------------------------------------
Supresta Holdings LLC
  Term Loan
  7.53%, 07/20/11(d)                              B1         492,500        493,116
===================================================================================
                                                                         10,988,234
===================================================================================

                                               MOODY'S    PRINCIPAL
                                               RATING(a)    AMOUNT        VALUE
-----------------------------------------------------------------------------------


SPECIALTY STORES-0.65%

Blockbuster Inc.
  Term Loan B
  7.87-8.67%, 08/20/11(d)                         B3      $  267,981   $    259,993
-----------------------------------------------------------------------------------
Eye Care Centers of America, Inc.
  Term Loan
  7.00-7.39%, 03/01/12(d)                         B2         497,500        501,231
-----------------------------------------------------------------------------------
Movie Gallery, Inc.
  Term Loan B
  8.28%, 04/27/11(d)                              B2         617,888        589,642
===================================================================================
                                                                          1,350,866
===================================================================================

TOBACCO-0.49%

Alliance One International, Inc.
  Term Loan B
  8.03%, 05/13/10(d)                              B2         668,945        668,109
-----------------------------------------------------------------------------------
Commonwealth Brands, Inc.
  Term Loan
  6.69%, 12/22/12(d)                              B1         345,714        348,955
===================================================================================
                                                                          1,017,064
===================================================================================

TRUCKING-0.11%

Transport Industries, LP
  Term Loan B
  6.56%, 09/30/11(d)                              B2         221,608        222,439
===================================================================================

WATER UTILITIES-0.09%

Thermal North America, Inc.
  Term Loan
  6.05%, 10/12/13(d)                             Ba3          40,000         40,367
-----------------------------------------------------------------------------------
  Term Loan B
  6.28%, 10/12/13(d)                             Ba3         149,696        151,069
===================================================================================
                                                                            191,436
===================================================================================

WIRELESS TELECOMMUNICATION SERVICES-1.83%

Cellular South Inc.
  Term Loan B
  5.97-7.75%, 05/04/11(d)                        Ba3         118,200        119,530
-----------------------------------------------------------------------------------
Centennial Communications Corp.
  Term Loan
  6.45-6.83%, 02/09/11(d)                         B1       1,332,188      1,346,967
-----------------------------------------------------------------------------------
FairPoint Communications, Inc.
  Term Loan B
  6.31%, 02/08/12(d)                              B1       1,000,000      1,002,500
-----------------------------------------------------------------------------------
Hawaiian Telcom, Inc.
  Term Loan B
  6.78%, 10/31/12(d)                              B1         250,000        251,250
-----------------------------------------------------------------------------------
Nextel Partners, Inc.
  Term Loan D
  5.91%, 05/31/12(d)                             Ba2         250,000        250,104
-----------------------------------------------------------------------------------
Valor Telecommunications, LLC
  Term Loan B
  5.81-6.28%, 02/14/12(d)                        Ba3         821,667        823,849
===================================================================================
                                                                          3,794,200
===================================================================================
    Total Senior Secured Floating Rate Interests (Cost
      $218,483,861)                                                     216,702,928
===================================================================================

FLOATING RATE NOTES-3.26%

BROADCASTING & CABLE TV-0.99%

EchoStar Communications Corp.,
  Sr. Unsec. Floating Rate Global Notes,
  7.30%, 10/01/08(d)(i)                          Ba3       2,000,000      2,050,000
===================================================================================

AIM FLOATING RATE FUND


                                               MOODY'S    PRINCIPAL
                                               RATING(a)    AMOUNT        VALUE
-----------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-1.18%

Qwest Corp.
  Sr. Floating Rate Notes,
  7.74%, 06/15/13 (Acquired 06/27/05; Cost
  $2,250,000)(d)(i)(j)                           Ba3      $2,250,000   $  2,446,875
===================================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.25%

Time Warner Telecom Inc.
  Sr. Sec. Second Priority Floating Rate
  Global Notes,
  8.34%, 02/15/11(d)(i)                           B2         500,000        512,500
===================================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.84%

Rogers Wireless Communications Inc. (Canada),
  Sr. Sec. Floating Rate Global Notes,
  7.62%, 12/15/10(d)(i)                          Ba3       1,000,000      1,040,000
-----------------------------------------------------------------------------------
Rural Cellular Corp.,
  Sr. Sec. Floating Rate Global Notes,
  8.99%, 03/15/10(d)(i)                           B2         670,000        693,450
===================================================================================
                                                                          1,733,450
===================================================================================
    Total Floating Rate Notes
      (Cost $6,420,000)                                                   6,742,825
===================================================================================

                                                            SHARES        VALUE
-----------------------------------------------------------------------------------
DOMESTIC STOCKS-0.36%

ENVIRONMENTAL & FACILITIES SERVICES-0.36%

Safety-Kleen Corp.
  (Acquired 12/24/03; Cost
  $2,062,077)(d)(g)(h)(j)(k)                                 102,803   $    708,313
-----------------------------------------------------------------------------------
Safety-Kleen Corp.-Pfd. (Acquired 12/24/03;
  Cost $286,280)(d)(g)(h)(j)(k)                                1,751         43,775
===================================================================================
                                                                            752,088
===================================================================================
    Total Domestic Stocks
      (Cost $2,348,357)                                                     752,088
===================================================================================

MONEY MARKET FUNDS-1.32%

Liquid Assets Portfolio-Institutional
  Class(l)                                                 1,362,076      1,362,076
-----------------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(l)                1,362,076      1,362,076
===================================================================================
    Total Money Market Funds
      (Cost $2,724,152)                                                   2,724,152
===================================================================================
TOTAL INVESTMENTS-109.71% (Cost $229,976,370)
                                                                        226,921,993
===================================================================================
OTHER ASSETS LESS LIABILITIES-(9.71)%                                   (20,091,969)
===================================================================================
NET ASSETS-100.00%                                                     $206,830,024
___________________________________________________________________________________
===================================================================================

Abbreviations:

DIP      - Debtor-in-possession
Pfd.     - Preferred
Sec.     - Secured
Sr.      - Senior
Syn LOC  - Synthetic Letter of Credit
Unsec.   - Unsecured

Notes to Schedule of Investments:

(a) Ratings are assigned by Moody's Investors Service, Inc. ("Moody's").
(b) Senior secured corporate loans and senior secured debt securities are, at present, not registered under the Securities Act of 1933, as amended and may be subject to contractual and legal restrictions on sale. Senior secured corporate loans and senior secured debt securities in the Fund's portfolio generally have variable rates which adjust to a base, such as the London Inter-Bank Offered Rate ("LIBOR"), on set dates, typically every 30 days but not greater than one year; and/or have interest rates that float at a margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.
(c) Senior secured floating rate interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the senior secured floating rate interests will have an expected average life of three to five years.
(d) In accordance with the procedures established by the Board of Trustees, security fair valued based on an evaluated quote provided by an independent pricing service. The aggregate value of these securities at December 31, 2005 was $221,966,876, which represented 107.32% of the Fund's Net Assets. See Note 1A.
(e) A portion of this holding is subject to unfunded loan commitments. See Note
    7.
(f) Security fair valued in good faith in accordance with the procedures established by the Board of Trustees. The value of this security at December 31, 2005 represented 1.08% of the Fund's Net Assets. See Note 1A.
(g) Security considered to be illiquid. The aggregate value of these securities considered illiquid at December 31, 2005 was $3,660,291, which represented 1.77% of the Fund's Net Assets.
(h) Consists of more than one class of securities traded together as a unit.
(i) Interest rate is redetermined quarterly. Rate shown is the rate in effect on December 31, 2005.
(j) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate value of these securities at December 31, 2005 was $3,198,963, which represented 1.55% of the Fund's Net Assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(k) Non-income producing security.
(l) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM FLOATING RATE FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

ASSETS:

Investments, at value (cost $227,252,218)      $224,197,841
-----------------------------------------------------------
Investments in affiliated money market funds
  (cost $2,724,152)                               2,724,152
===========================================================
    Total investments (cost $229,976,370)       226,921,993
===========================================================
Receivables for:
  Investments sold                                1,133,119
-----------------------------------------------------------
  Fund shares sold                                   48,394
-----------------------------------------------------------
  Dividends and interest                          1,324,316
-----------------------------------------------------------
  Fund expenses absorbed                             55,081
-----------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               16,639
-----------------------------------------------------------
Other assets                                         57,431
===========================================================
    Total assets                                229,556,973
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Loan outstanding                               19,500,000
-----------------------------------------------------------
  Investments purchased                           2,579,928
-----------------------------------------------------------
  Dividends                                         319,778
-----------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                 28,089
-----------------------------------------------------------
Accrued interest expense and line of credit
  fees                                               99,326
-----------------------------------------------------------
Accrued distribution fees                            94,015
-----------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                              118
-----------------------------------------------------------
Accrued transfer agent fees                          19,588
-----------------------------------------------------------
Accrued operating expenses                           86,107
===========================================================
    Total liabilities                            22,726,949
===========================================================
Net assets applicable to shares outstanding    $206,830,024
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $260,202,160
-----------------------------------------------------------
Undistributed net investment income                 124,223
-----------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities                         (50,441,982)
-----------------------------------------------------------
Unrealized appreciation (depreciation) of
  investment securities                          (3,054,377)
===========================================================
                                               $206,830,024
___________________________________________________________
===========================================================

NET ASSETS:

Class B                                        $159,205,719
___________________________________________________________
===========================================================
Class C                                        $ 47,624,305
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class B                                          17,608,707
___________________________________________________________
===========================================================
Class C                                           5,281,992
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $       9.04
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $       9.02
___________________________________________________________
===========================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM FLOATING RATE FUND

STATEMENT OF OPERATIONS

For the year ended December 31, 2005

INVESTMENT INCOME:

Interest                                                      $14,198,261
-------------------------------------------------------------------------
Dividends from affiliated money market funds                       62,573
-------------------------------------------------------------------------
Facility fees earned                                              280,727
=========================================================================
    Total investment income                                    14,541,561
=========================================================================

EXPENSES:

Advisory fees                                                   2,055,310
-------------------------------------------------------------------------
Administrative services fees                                       50,000
-------------------------------------------------------------------------
Custodian fees                                                     61,234
-------------------------------------------------------------------------
Distribution fees:
  Class B                                                         437,365
-------------------------------------------------------------------------
  Class C                                                         310,519
-------------------------------------------------------------------------
Interest and line of credit fees                                1,168,474
-------------------------------------------------------------------------
Transfer agent fees                                               196,939
-------------------------------------------------------------------------
Trustees' and officer's fees and benefits                          21,464
-------------------------------------------------------------------------
Professional services fees                                        306,340
-------------------------------------------------------------------------
Other                                                             291,908
=========================================================================
    Total expenses                                              4,899,553
=========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangements                                                   (399,081)
=========================================================================
    Net expenses                                                4,500,472
=========================================================================
Net investment income                                          10,041,089
=========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES:

Net realized gain (loss) from investment securities              (432,027)
=========================================================================
Change in net unrealized appreciation of investment
  securities                                                      803,050
=========================================================================
Net gain from investment securities                               371,023
=========================================================================
Net increase in net assets resulting from operations          $10,412,112
_________________________________________________________________________
=========================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM FLOATING RATE FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2005 and 2004

                                                                  2005            2004
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $ 10,041,089    $  7,648,726
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities             (432,027)     (6,992,122)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities                                                     803,050      13,529,654
==========================================================================================
    Net increase in net assets resulting from operations        10,412,112      14,186,258
==========================================================================================
Distributions to shareholders from net investment income:
  Class B                                                       (8,127,666)     (6,749,808)
------------------------------------------------------------------------------------------
  Class C                                                       (1,834,764)       (821,292)
==========================================================================================
    Total distributions from net investment income              (9,962,430)     (7,571,100)
==========================================================================================
Return of Capital:
  Class B                                                               --        (164,251)
------------------------------------------------------------------------------------------
  Class C                                                               --         (21,727)
==========================================================================================
    Total return of capital                                             --        (185,978)
==========================================================================================
Decrease in net assets resulting from distributions             (9,962,430)     (7,757,078)
==========================================================================================
Share transactions-net:
  Class B                                                      (31,980,239)    (36,826,936)
------------------------------------------------------------------------------------------
  Class C                                                       13,028,465      12,972,750
==========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (18,951,774)    (23,854,186)
==========================================================================================
    Net increase (decrease) in net assets                      (18,502,092)    (17,425,006)
==========================================================================================

NET ASSETS:

  Beginning of year                                            225,332,116     242,757,122
==========================================================================================
  End of year (including undistributed net investment income
    of $124,223 and $69,625, respectively)                    $206,830,024    $225,332,116
__________________________________________________________________________________________
==========================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM FLOATING RATE FUND

STATEMENT OF CASH FLOWS

For the year ended December 31, 2005

CASH PROVIDED BY OPERATING ACTIVITIES:

  Net increase in net assets resulting from operations          $  10,412,112
=============================================================================
ADJUSTMENTS TO RECONCILE NET INCREASE IN NET ASSETS TO NET
  CASH PROVIDED BY OPERATIONS:

  Increase in dividends and interest receivables                     (237,814)
-----------------------------------------------------------------------------
  Decrease in other assets                                             26,580
-----------------------------------------------------------------------------
  Increase in accrued expenses and other payables                      11,715
-----------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment
    securities                                                       (371,023)
-----------------------------------------------------------------------------
  Amortization                                                       (184,545)
-----------------------------------------------------------------------------
  Proceeds from principal payments and sales of senior
    secured floating rate interests                               174,439,877
-----------------------------------------------------------------------------
  Purchases of senior secured floating rate interests            (138,190,388)
=============================================================================
    Net cash provided by operating activities                      45,906,514
=============================================================================
CASH USED IN FINANCING ACTIVITIES:

  Proceeds from shares of beneficial interest sold                 28,920,819
-----------------------------------------------------------------------------
  Disbursements from shares reacquired                            (54,204,337)
-----------------------------------------------------------------------------
  Dividends paid to shareholders                                   (3,599,738)
-----------------------------------------------------------------------------
  Paydowns on bank line of credit                                 (16,500,000)
=============================================================================
    Net cash provided by (used in) financing activities           (45,383,256)
=============================================================================
Net increase in cash and cash equivalents                             523,258
-----------------------------------------------------------------------------
Cash and cash equivalents at beginning of period                    2,200,894
=============================================================================
Cash and cash equivalents at end of period                      $   2,724,152
_____________________________________________________________________________
=============================================================================
NON-CASH FINANCING ACTIVITIES:

  Value of shares of beneficial interest issued in
    reinvestment of dividends paid to shareholders              $   6,315,889
_____________________________________________________________________________
=============================================================================
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

  Cash paid during the year for interest was $1,167,665.

NOTES TO FINANCIAL STATEMENTS

December 31, 2005

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Floating Rate Fund (the "Fund") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a continuously offered non-diversified, closed-end management investment company. The Fund currently offers multiple classes of shares. Matters affecting each class will be voted on exclusively by the shareholders of such class.

    The Fund's investment objectives are to provide a high level of current income and, secondarily, preservation of capital.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings,

AIM FLOATING RATE FUND

     tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

       Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are recorded at amortized cost which approximates value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Facility fees received may be amortized over the life of the loan. Other income, including amendment fees, commitment fees, letter of credit fees, etc., included in the Statement of Operations, are recorded as income when received by the Fund. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and AIM.

       The Fund allocates realized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

       Cash and cash equivalents in the Statement of Cash Flows are comprised of cash and investments in affiliated money market funds for the purpose of investing daily available cash balances.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G. SECURITIES PURCHASED ON A WHEN-ISSUED AND DELAYED DELIVERY BASIS -- The Fund may purchase and sell interests in Corporate Loans and Corporate Debt Securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund

AIM FLOATING RATE FUND

     actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

H. INTERMEDIATE PARTICIPANTS -- The Fund invests in Corporate Loans from U.S. or non-U.S. companies (the "Borrowers"). The investment of the Fund in a Corporate Loan may take the form of participation interests or assignments. If the Fund purchases a participation interest from a syndicate of lenders ("Lenders") or one of the participants in the syndicate ("Participant"), one or more of which administers the loan on behalf of all the Lenders (the "Agent Bank"), the Fund would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Fund's rights against the Borrower but also for the receipt and processing of payments due to the Fund under the Corporate Loans. As such, the Fund is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Fund and a Borrower, together with Agent Banks, are referred to as "Intermediate Participants".

I. REPURCHASE OFFERS -- The Fund is committed to conducting quarterly Repurchase Offers which are offers by the Fund to repurchase at least 5% and up to 25% of its shares. In each Repurchase Offer, the repurchase price will be the net asset value determined not more than 14 days following the repurchase request deadline and payment for all shares repurchased pursuant to these offers will be made not later than 7 days after the repurchase pricing date. Class B shares held less than four years and Class C shares held for less than one year which are repurchased by the Fund pursuant to Repurchase Offers will be subject to an early withdrawal charge ("EWC") of up to 3% for Class B shares and up to 1% for Class C shares. The EWC is calculated on the lesser of the then current net asset value or the original purchase price of the shares being tendered.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Fund has entered into a master investment advisory agreement with AIM. Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.95% of the Fund's average daily net assets.

    Through June 30, 2005, AIM had a master sub-advisory agreement with INVESCO Senior Secured Management, Inc. ("ISSM"), whereby AIM paid ISSM 40% of the amount of AIM's compensation on the sub-advised assets.

    The Fund's advisor has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class B and Class C shares to 1.50% and 1.75% of average daily net assets, respectively. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the numbers reflected above: (i) interest;
(ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund.

    Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

    For the year ended December 31, 2005, AIM waived fees of $282,192.

    At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended December 31, 2005, AMVESCAP reimbursed expenses of the Fund in the amount of $1,804.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the year ended December 31, 2005, AIM was paid $50,000.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the year ended December 31, 2005, the Fund paid AISI $196,939.

    The Trust entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class B and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class B shares and 0.75% of the average daily net assets of Class C shares. ADI has voluntarily agreed to waive 0.25% of the Class C Plan fees. Of these amounts, up to 0.25% of the average daily net assets of the Class B or Class C shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. National Association of Securities Dealers ("NASD") Rules impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended December 31, 2005, the Class B and Class C shares paid $437,365 and $207,013, respectively, after ADI waived Plan fees of $103,506 for Class C shares.

AIM FLOATING RATE FUND


    EWCs are not recorded as expenses of the Fund. They are deducted from redemption proceeds prior to remittance to the shareholder. For the year ended December 31, 2005, ADI advised the Fund that it received $50,028 and $19,378 from Class B and Class C shares, respectively, in EWCs imposed on redemptions of Fund shares.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2005.

                                                                  CHANGE IN
                                                 PROCEEDS         UNREALIZED
                   VALUE        PURCHASES          FROM          APPRECIATION       VALUE       DIVIDEND     REALIZED
FUND              12/31/04       AT COST           SALES        (DEPRECIATION)     12/31/05      INCOME     GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class          $1,100,447    $ 69,202,919    $ (68,941,290)       $   --        $1,362,076    $31,196       $   --
-----------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class          1,100,447       69,202,919      (68,941,290)           --        1,362,076      31,377           --
=======================================================================================================================
  Total          $2,200,894    $138,405,838    $(137,882,580)       $   --        $2,724,152    $62,573       $   --
_______________________________________________________________________________________________________________________
=======================================================================================================================

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2005, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $11,579.

NOTE 5--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2005, the Fund paid legal fees of $4,747 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Effective October 31, 2005, the Fund is a participant in a committed line of credit facility with a syndicate administered by JP Morgan Chase Bank. The Fund may borrow up to the lesser of (i) $250,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. The funds which are party to the line of credit are charged a commitment fee of 0.06% on the unused balance of the committed line. Prior to October 31, 2005, the Fund was a participant in a committed line of credit facility with a syndicate administered by JP Morgan Chase Bank. The Fund could borrow up to the lesser of (i) 225,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and the other funds advised by AIM which were parties to the line of credit could borrow on a first come, first served basis. The funds which were party to the line of credit were charged a commitment fee of 0.09% on the unused balance of the committed line. During the year ended December 31, 2005, the average borrowings for the 365 days the borrowings were outstanding was $29,065,753 with a weighted average interest rate of 3.95% and interest expense of $1,148,651.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the rate contractually agreed upon.

AIM FLOATING RATE FUND

NOTE 7--UNFUNDED LOAN COMMITMENTS

As of December 31, 2005, the Fund had unfunded loan commitments of $2,568,226, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

                                                                 UNFUNDED
BORROWER                                                        COMMITMENTS
---------------------------------------------------------------------------
AMF Bowling Worldwide, Inc.                                     $  484,687
---------------------------------------------------------------------------
Coinmach Corp.                                                     707,183
---------------------------------------------------------------------------
Eastman Kodak Co.                                                  669,653
---------------------------------------------------------------------------
Federal-Mogul Corp.                                                 59,984
---------------------------------------------------------------------------
United Air Lines, Inc.                                             198,019
---------------------------------------------------------------------------
Warner Chilcott PLC                                                159,856
---------------------------------------------------------------------------
Yonkers Racing Corp.                                               288,844
===========================================================================
                                                                $2,568,226
___________________________________________________________________________
===========================================================================

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS


DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended December 31, 2005 and 2004 was as follows:

                                                                 2005          2004
--------------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income                                             $9,962,430    $7,571,100
--------------------------------------------------------------------------------------
  Return of capital                                                   --       185,978
______________________________________________________________________________________
======================================================================================
Total distribution                                            $9,962,430    $7,757,078
______________________________________________________________________________________
======================================================================================


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2005, the components of net assets on a tax basis were as follows:

                                                                    2005
----------------------------------------------------------------------------
Undistributed ordinary income                                   $     14,756
----------------------------------------------------------------------------
Unrealized appreciation (depreciation) -- investments             (2,921,694)
----------------------------------------------------------------------------
Temporary book/tax differences                                       (23,699)
----------------------------------------------------------------------------
Capital loss carryforward                                        (50,441,499)
----------------------------------------------------------------------------
Shares of beneficial interest                                    260,202,160
============================================================================
Total net assets                                                $206,830,024
____________________________________________________________________________
============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales and amortization of premiums on restructured bonds.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

AIM FLOATING RATE FUND


    The Fund has a capital loss carryforward as of December 31, 2005 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
December 31, 2007                                                $   453,428
-----------------------------------------------------------------------------
December 31, 2009                                                 10,188,057
-----------------------------------------------------------------------------
December 31, 2010                                                 21,273,718
-----------------------------------------------------------------------------
December 31, 2011                                                 10,298,295
-----------------------------------------------------------------------------
December 31, 2012                                                  2,745,717
-----------------------------------------------------------------------------
December 31, 2013                                                  5,482,284
=============================================================================
Total capital loss carryforward                                  $50,441,499
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2005 was $136,272,783 and $173,825,477, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities         $ 1,885,317
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities        (4,807,011)
===============================================================================
Net unrealized appreciation (depreciation) of investment
  securities                                                       $(2,921,694)
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $229,843,687.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of defaulted bonds and premium amortization on restructured bonds, on December 31, 2005, undistributed net investment income was decreased by $24,061, undistributed net realized gain
(loss) was increased by $24,063 and shares of beneficial interest decreased by $2. This reclassification had no effect on the net assets of the Fund.

NOTE 11--SHARE INFORMATION

The Fund currently offers two different classes of shares: Class B shares and Class C shares. Both classes are sold at net asset value with no front-end sales charge. Each class imposes an EWC on certain redemptions.

                                            CHANGES IN SHARES OUTSTANDING
----------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
                                                                         2005                          2004
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Class B                                                        697,277    $  6,298,550     1,110,006    $  9,865,550
----------------------------------------------------------------------------------------------------------------------
  Class C                                                      2,511,732      22,638,124     2,034,158      18,066,194
======================================================================================================================
Issued as reinvestment of dividends:
  Class B                                                        537,184       4,853,113       456,936       4,068,921
----------------------------------------------------------------------------------------------------------------------
  Class C                                                        162,391       1,462,776        72,970         649,066
======================================================================================================================
Reacquired:
  Class B                                                     (4,782,363)    (43,131,902)   (5,710,581)    (50,761,407)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                     (1,230,185)    (11,072,435)     (645,752)     (5,742,510)
======================================================================================================================
                                                              (2,103,964)   $(18,951,774)   (2,682,263)   $(23,854,186)
______________________________________________________________________________________________________________________
======================================================================================================================

AIM FLOATING RATE FUND


NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                        CLASS B
                                                              -----------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------------------------
                                                                2005           2004        2003        2002        2001
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $   9.02       $   8.77    $   8.51    $   8.64    $   9.37
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.43           0.30        0.33        0.38        0.60(a)
-------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.01           0.25        0.25       (0.13)      (0.73)
=========================================================================================================================
    Total from investment operations                              0.44           0.55        0.58        0.25       (0.13)
=========================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.42)         (0.29)      (0.32)      (0.38)      (0.60)
=========================================================================================================================
  Returns of capital                                                --          (0.01)         --          --          --
=========================================================================================================================
    Total distributions                                          (0.42)         (0.30)      (0.32)      (0.38)      (0.60)
=========================================================================================================================
Net asset value, end of period                                $   9.04       $   9.02    $   8.77    $   8.51    $   8.64
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(b)                                                   5.00%          6.36%       6.94%       2.88%      (1.49)%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $159,206       $190,814    $221,964    $266,260    $357,841
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets (including interest
  expense):
  With fee waivers and/or expense reimbursements                  2.04%(c)       1.65%       1.48%       1.49%       1.38%
-------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               2.17%(c)       1.69%       1.48%       1.49%       1.38%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets (excluding interest
  expense):
  With fee waivers and/or expense reimbursements                  1.50%(c)       1.50%       1.48%       1.49%       1.38%
-------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.63%(c)       1.54%       1.48%       1.49%       1.38%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of net investment income to average net assets              4.69%(c)       3.31%       3.80%       4.40%       6.66%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of interest expense to average net assets(d)                0.54%(c)       0.15%         --          --          --
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate                                             56%            82%         72%         56%         38%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include withdrawal charges.
(c)  Ratios are based on average daily net assets of $174,945,887.
(d) Ratios include interest expense and fees on the committed line of credit.

AIM FLOATING RATE FUND

                                                                                     CLASS C
                                                              ------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------
                                                               2005          2004       2003       2002       2001
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  8.99       $  8.75    $  8.49    $  8.62    $  9.35
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.40          0.27       0.31       0.36       0.58(a)
--------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  0.03          0.25       0.25      (0.14)     (0.73)
====================================================================================================================
    Total from investment operations                             0.43          0.52       0.56       0.22      (0.15)
====================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.40)        (0.27)     (0.30)     (0.35)     (0.58)
====================================================================================================================
  Returns of capital                                               --         (0.01)        --         --         --
====================================================================================================================
    Total distributions                                         (0.40)        (0.28)     (0.30)     (0.35)     (0.58)
====================================================================================================================
Net asset value, end of period                                $  9.02       $  8.99    $  8.75    $  8.49    $  8.62
____________________________________________________________________________________________________________________
====================================================================================================================
Total return(b)                                                  4.85%         5.98%      6.68%      2.62%     (1.75)%
____________________________________________________________________________________________________________________
====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $47,624       $34,518    $20,793    $20,421    $31,274
____________________________________________________________________________________________________________________
====================================================================================================================
Ratio of expenses to average net assets (including interest
  expense):
  With fee waivers and/or expense reimbursements                 2.29%(c)      1.89%      1.73%      1.74%      1.63%
--------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              2.67%(c)      2.19%      1.98%      1.99%      1.88%
____________________________________________________________________________________________________________________
====================================================================================================================
Ratio of expenses to average net assets (excluding interest
  expense):
  With fee waivers and/or expense reimbursements                 1.75%(c)      1.74%      1.73%      1.74%      1.63%
--------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              2.13%(c)      2.04%      1.98%      1.99%      1.88%
____________________________________________________________________________________________________________________
====================================================================================================================
Ratio of net investment income to average net assets             4.44%(c)      3.07%      3.55%      4.15%      6.40%
____________________________________________________________________________________________________________________
====================================================================================================================
Ratio of interest expense to average net assets(d)               0.54%(c)      0.15%        --         --         --
____________________________________________________________________________________________________________________
====================================================================================================================
Portfolio turnover rate                                            56%           82%        72%        56%        38%
____________________________________________________________________________________________________________________
====================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include withdrawal charges.
(c)  Ratios are based on average daily net assets of $41,402,508.
(d) Ratios include interest expense and fees on the committed line of credit.

NOTE 13--SIGNIFICANT EVENT

The Board of Trustees of AIM Floating Rate Fund (the "Trust"), unanimously approved, on December 6, 2005, an Agreement and Plan of Reorganization (the "Plan") pursuant to which the Trust's sole series portfolio, AIM Floating Rate Fund, a closed-end fund (the "Fund"), would transfer all of its assets to AIM Floating Rate Fund, an open-end fund (the "Open-End Fund"), a series portfolio of AIM Counselor Series Trust (the "Conversion"). The sole purpose of the Conversion is to convert the Fund into an open-end registered investment company. The Plan requires the approval by the Fund's shareholders and will be submitted to shareholders at a meeting to be held on or about April 11, 2006. If the Plan is approved by shareholders of the Fund and certain conditions required by the Plan are satisfied, the Conversion is expected to occur shortly thereafter.

    Upon closing of the Conversion, shareholders of (i) Class B shares of the Fund that are not subject to an early withdrawal charge ("EWC") will receive Class A shares of the Open-End Fund, (ii) Class B shares of the Fund that are subject to an EWC will receive Class B1 shares of the Open-End Fund, and (iii) Class C shares of the Fund will receive Class C shares of the Open-End Fund.

    It is anticipated that the Fund will not longer offer its Class B or Class C shares to new investors beginning on or about April 1, 2006.

AIM FLOATING RATE FUND


NOTE 14--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

PENDING LITIGATION AND REGULATORY INQUIRIES

    AIM Floating Rate Fund, along with numerous unrelated funds and financial institutions, has been named as a defendant in two private civil lawsuits filed in the United States Bankruptcy Court, Southern District of New York (Enron Corp. v. J.P. Morgan Securities, Inc., et al., Case No. 01-16034(AJG) and Adelphia Communications Corp. and its Affiliate Debtors in Possession and Official Committee of Unsecured Creditors of Adelphia v. Bank of America, individually and as Agent for various Banks Party to Credit Agreements, et al., Case No. 02-41729). These lawsuits seek, respectively, avoidance of certain payments made by Enron Corp. and avoidance of certain loans to Adelphia Communications Corp. The Enron lawsuit alleges that payments made to the Fund and other creditors to prepay and/or redeem certain commercial paper prior to its maturity were preferential transfers. The amount sought to be recovered from the Fund in the Enron lawsuit is the aggregate amount of the repurchases of Enron's commercial paper from the fund during the 90 days prior to the filing by Enron of a bankruptcy petition(approximately $10 million) plus interest and Enron's court costs. The Adelphia lawsuit alleges that the purchasers of Adelphia's bank debt knew, or should have known, that the loan proceeds would not benefit Adelphia, but instead would be used to enrich Adelphia insiders. The amount sought to be recovered from the Fund in the Adelphia lawsuit is not specified in such lawsuit. Adelphia has also filed a bankruptcy petition. Accordingly, any recoveries by the plaintiffs in these lawsuits may result in a corresponding claim against the respective bankruptcy estate, which may be paid in part through distributions under a plan of reorganization to the extent the claim is allowed under such plan.

    At this time, management of AIM and the Fund are unable to make an assessment of the likelihood of loss in the Enron and Adelphia lawsuits, and the Fund therefore has not recorded a liability in its financial statements for any potential loss in either of these lawsuits.

    On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code sec. 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants.

    If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted.

    On October 19, 2005, this lawsuit was transferred for pretrial purposes to the MDL Court (as defined below). On July 7, 2005, the Supreme Court of West Virginia ruled in an unrelated lawsuit that is similar to this action that the WVAG does not have authority to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.

    On August 30, 2005, the West Virginia Office of the State
Auditor -- Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI. The WVASC makes findings of fact that essentially mirror the WVAG's allegations mentioned above and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. AIM and ADI have the right to contest the WVASC's findings and conclusions, which they intend to do.

AIM FLOATING RATE FUND

    Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

    - that the defendants permitted improper market timing and related activity in the AIM Funds;

    - that certain AIM Funds inadequately employed fair value pricing;

    - that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans; and

    - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

    All lawsuits based on allegations of market timing, late trading and related activity have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan.

    On August 25, 2005, the MDL Court issued rulings on the common issues of law presented in motions to dismiss shareholder class action and derivative complaints that were filed in unrelated lawsuits. On November 3, 2005, the MDL Court issued short opinions for the most part applying these rulings to the AIM and IFG lawsuits. The MDL Court dismissed all derivative causes of action but one: the excessive fee claim under Section 36(b) of the Investment Company Act of 1940 (the "1940 Act"). The Court dismissed all claims asserted in the class action complaint but three: (i) the securities fraud claims under Section 10(b) of the Securities Exchange Act of 1934, (ii) the excessive fee claim under
Section 36(b) of the 1940 Act (which survived only insofar as plaintiffs seek recovery of fees associated with the assets involved in market timing); and
(iii) the MDL Court deferred ruling on the "control person liability" claim under Section 48 of the 1940 Act. The question whether the duplicative Section 36(b) claim properly belongs in the derivative complaint or in the class action complaint will be decided at a later date.

    At the MDL Court's request, the parties submitted proposed orders implementing these rulings in the AIM and IFG lawsuits. The MDL Court has not entered any orders on the motions to dismiss in these lawsuits and it is possible the orders may differ in some respects from the rulings described above. Based on the MDL Court's opinion and both parties' proposed orders, however, all claims asserted against the Funds that have been transferred to the MDL Court will be dismissed, although certain Funds will remain nominal defendants in the derivative lawsuit.

    On December 6, 2005, the MDL Court issued rulings on the common issues of law presented in defendants' omnibus motion to dismiss the ERISA complaints. The ruling was issued in unrelated lawsuits that are similar to the ERISA lawsuits brought against [AIM and IFG and related entities]. , The MDL Court: (i) denied the motion to dismiss on the grounds that the plaintiffs lack standing or that the defendants' investments in company stock are entitled to a presumption of prudence; (ii) granted the motion to dismiss as to defendants not named in the employee benefit plan documents as fiduciaries but gave plaintiffs leave to replead facts sufficient to show that such defendants acted as de facto fiduciaries; and (iii) confirmed plaintiffs' withdrawal of their prohibited transactions and misrepresentations claims.

    IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * *

As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

AIM FLOATING RATE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of the AIM Floating Rate Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, statement of cash flows, changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Floating Rate Fund (hereafter referred to as the "Fund") at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP

February 17, 2006
Houston, Texas

AIM FLOATING RATE FUND

TRUSTEES AND OFFICERS

As of December 31, 2005



The address of each trustee and officer of AIM Floating Rate Fund (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
-------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1998           Director and Chairman, A I M Management    None
   Trustee, Vice Chair,                           Group Inc. (financial services holding
   Principal Executive Officer                    company); Director and Vice Chairman,
   and President                                  AMVESCAP PLC and Chairman, AMVESCAP
                                                  PLC -- AIM Division (parent of AIM and a
                                                  global investment management firm)
                                                  Formerly: President and Chief Executive
                                                  Officer, A I M Management Group Inc.;
                                                  Director, Chairman and President, A I M
                                                  Advisors, Inc. (registered investment
                                                  advisor); Director and Chairman, A I M
                                                  Capital Management, Inc. (registered
                                                  investment advisor), A I M Distributors,
                                                  Inc. (registered broker dealer), AIM
                                                  Investment Services, Inc., (registered
                                                  transfer agent), and Fund Management
                                                  Company (registered broker dealer); and
                                                  Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products
-------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003           Director, President and Chief Executive    None
   Trustee and Executive Vice                     Officer, A I M Management Group Inc.;
   President                                      Director and President, A I M Advisors,
                                                  Inc.; Director, A I M Capital
                                                  Management, Inc. and A I M Distributors,
                                                  Inc.; Director and Chairman, AIM
                                                  Investment Services, Inc.; Fund
                                                  Management Company and INVESCO
                                                  Distributors, Inc. (registered broker
                                                  dealer); and Chief Executive Officer,
                                                  AMVESCAP PLC -- AIM Division
                                                  Formerly: Director, Chairman, President
                                                  and Chief Executive Officer, INVESCO
                                                  Funds Group, Inc.; President and Chief
                                                  Executive Officer, INVESCO Distributors,
                                                  Inc.; Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products; and Chairman,
                                                  AIM Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       2001           Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee and Chair                              (technology consulting company)            and Captaris, Inc. (unified
                                                                                             messaging provider)
-------------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936            2003           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         1997           Retired                                    Badgley Funds, Inc. (registered
   Trustee                                                                                   investment company (2 portfolios))
                                                  Formerly: Partner, law firm of Baker &
                                                  McKenzie
-------------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942          2003           Co-President and Founder, Green, Manning   None
   Trustee                                        & Bunch Ltd., (investment banking firm);
                                                  and Director, Policy Studies, Inc. and
                                                  Van Gilder Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2001           Director of a number of public and         None
   Trustee                                        private business corporations, including
                                                  the Boss Group Ltd. (private investment
                                                  and management); Cortland Trust, Inc.
                                                  (Chairman) (registered investment
                                                  company (3 portfolios)); Annuity and
                                                  Life Re (Holdings), Ltd. (insurance
                                                  company); CompuDyne Corporation
                                                  (provider of products and services to
                                                  the public security market); and
                                                  Homeowners of America Holding
                                                  Corporation
                                                  Formerly: Director, President and Chief
                                                  Executive Officer, Volvo Group North
                                                  America, Inc.; Senior Vice President, AB
                                                  Volvo; and director of various
                                                  affiliated Volvo companies
-------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     2001           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          2001           Chief Executive Officer, Twenty First      Administaff, and Discovery Global
   Trustee                                        Century Group, Inc. (government affairs    Education Fund (non-profit)
                                                  company); and Owner, Dos Angelos Ranch,
                                                  L.P.
                                                  Formerly: Chief Executive Officer,
                                                  Texana Timber LP (sustainable forestry
                                                  company)
-------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         2001           Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                        Naftalis and Frankel LLP                   investment company (3 portfolios))
-------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      2001           Formerly: Chief Executive Officer, YWCA    None
   Trustee                                        of the USA
-------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.
(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

As of December 31, 2005

AIM FLOATING RATE FUND



The address of each trustee and officer of AIM Floating Rate Fund (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        2001           Partner, law firm of Pennock & Cooper      None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         1997           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942              2003           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Raymond Stickel, Jr. -- 1944    2005           Retired                                    None
   Trustee
                                                  Formerly: Partner, Deloitte & Touche
-------------------------------------------------------------------------------------------------------------------------------

   OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley -- 1959        2004           Senior Vice President, A I M Management    N/A
   Senior Vice President and                      Group Inc.; Senior Vice President and
   Chief Compliance Officer                       Chief Compliance Officer, A I M
                                                  Advisors, Inc.; Vice President and Chief
                                                  Compliance Officer, A I M Capital
                                                  Management, Inc. and Vice President,
                                                  A I M Distributors, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company
                                                  Formerly: Senior Vice President and
                                                  Compliance Director, Delaware
                                                  Investments Family of Funds and Chief
                                                  Compliance Officer, A I M Distributors,
                                                  Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Russell C. Burk -- 1958         2005           Formerly: Director of Compliance and       N/A
   Senior Vice President and                      Assistant General Counsel, ICON
   Senior Officer                                 Advisers, Inc.; Financial Consultant,
                                                  Merrill Lynch; General Counsel and
                                                  Director of Compliance, ALPS Mutual
                                                  Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956         2003           Director, Senior Vice President,           N/A
   Senior Vice President,                         Secretary and General Counsel, A I M
   Secretary and Chief Legal                      Management Group Inc. and A I M
   Officer                                        Advisors, Inc.; Director and Vice
                                                  President, INVESCO Distributors, Inc.;
                                                  Vice President, A I M Capital
                                                  Management, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company; and Senior Vice President,
                                                  A I M Distributors, Inc.
                                                  Formerly: Senior Vice President and
                                                  General Counsel, Liberty Financial
                                                  Companies, Inc.; Senior Vice President
                                                  and General Counsel, Liberty Funds
                                                  Group, LLC; Vice President, A I M
                                                  Distributors, Inc.; and Director and
                                                  General Counsel, Fund Management Company
-------------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961       2004           Vice President and Fund Treasurer, A I M   N/A
   Vice President, Principal                      Advisors, Inc.
   Financial Officer and
   Treasurer                                      Formerly: Senior Vice President, AIM
                                                  Investment Services, Inc.; and Vice
                                                  President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   J. Philip Ferguson -- 1945      2005           Senior Vice President and Chief            N/A
   Vice President                                 Investment Officer, A I M Advisors Inc.;
                                                  Director, Chairman, Chief Executive
                                                  Officer, President and Chief Investment
                                                  Officer, A I M Capital Management, Inc.;
                                                  Executive Vice President, A I M
                                                  Management Group Inc.
                                                  Formerly: Senior Vice President, AIM
                                                  Private Asset Management, Inc.; and
                                                  Chief Equity Officer, and Senior
                                                  Investment Officer, A I M Capital
                                                  Management, Inc.
-------------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS                 SUB-ADVISOR
                                                                                                         INVESCO Senior Secured
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers   Management, Inc.
Suite 100                     11 Greenway Plaza        Inc.                     LLP                      1166 Avenue of the
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street    Americas
                              Houston, TX 77046-1173   Suite 100                Suite 2900               New York, NY 10036-2727
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Ballard Spahr                 INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           Trust Company
1735 Market Street            & Frankel LLP            P.O. Box 4739            225 Franklin Street
Philadelphia, PA 19103-7599   1177 Avenue of the       Houston, TX 77210-4739   Boston, MA 02110-2801
                              Americas
                              New York, NY 10036-2714

TAX DISCLOSURES

REQUIRED FEDERAL INCOME TAX INFORMATION


Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2005, 0%, is eligible for the dividends received deduction for corporations.



For its tax year ended December 31, 2005, the Fund designates 0% or the maximum amount allowable of its dividend distributions as qualified dividend income. Your actual amount of qualified dividend income for the calendar year will be reported on Form 1099-DIV. You should consult your tax advisor regarding treatment of these amounts.

U.S. ESTATE TAX FOR NON-RESIDENT ALIEN SHAREHOLDERS


For its tax year ended December 31, 2005, the Fund designates 0%, or the maximum amount allowable of its dividend distributions as qualified interest income exempt from U.S. income tax for non-resident alien shareholders. Your actual amount of qualified interest income for the calendar year will be reported in your Form 1042-S mailing. You should consult your tax advisor regarding treatment of the amounts.



The percentage of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended March 31, 2005, June 30, 2005, September 30, 2005, and December 31, 2005, are 99.68%, 99.84%, 99.65% and 99.62%, respectively.

DOMESTIC EQUITY                                     INTERNATIONAL/GLOBAL EQUITY                      FIXED INCOME

AIM Aggressive Growth Fund                   AIM Asia Pacific Growth Fund                  TAXABLE
AIM Basic Balanced Fund*                     AIM Developing Markets Fund
AIM Basic Value Fund                         AIM European Growth Fund                      AIM Floating Rate Fund
AIM Blue Chip Fund                           AIM European Small Company Fund(1)            AIM High Yield Fund
AIM Capital Development Fund                 AIM Global Aggressive Growth Fund             AIM Income Fund
AIM Charter Fund                             AIM Global Equity Fund                        AIM Intermediate Government Fund
AIM Constellation Fund                       AIM Global Growth Fund                        AIM Limited Maturity Treasury Fund
AIM Diversified Dividend Fund                AIM Global Value Fund                         AIM Money Market Fund
AIM Dynamics Fund                            AIM International Core Equity Fund            AIM Short Term Bond Fund
AIM Large Cap Basic Value Fund               AIM International Growth Fund                 AIM Total Return Bond Fund
AIM Large Cap Growth Fund                    AIM International Small Company Fund(1)       Premier Portfolio
AIM Mid Cap Basic Value Fund                 AIM Trimark Fund                              Premier U.S. Government Money Portfolio
AIM Mid Cap Core Equity Fund(1)
AIM Mid Cap Growth Fund                                  SECTOR EQUITY                     TAX-FREE
AIM Opportunities I Fund
AIM Opportunities II Fund                    AIM Advantage Health Sciences Fund            AIM High Income Municipal Fund(1)
AIM Opportunities III Fund                   AIM Energy Fund                               AIM Municipal Bond Fund
AIM Premier Equity Fund                      AIM Financial Services Fund                   AIM Tax-Exempt Cash Fund
AIM S&P 500 Index Fund                       AIM Global Health Care Fund                   AIM Tax-Free Intermediate Fund
AIM Select Equity Fund                       AIM Global Real Estate Fund                   Premier Tax-Exempt Portfolio
AIM Small Cap Equity Fund                    AIM Gold & Precious Metals Fund
AIM Small Cap Growth Fund(1)                 AIM Leisure Fund AIM Multi-Sector Fund             AIM ALLOCATION SOLUTIONS
AIM Small Company Growth Fund                AIM Real Estate Fund(1)
AIM Summit Fund                              AIM Technology Fund                           AIM Conservative Allocation Fund
AIM Trimark Endeavor Fund                    AIM Utilities Fund                            AIM Growth Allocation Fund(2)
AIM Trimark Small Companies Fund                                                           AIM Moderate Allocation Fund
AIM Weingarten Fund                                                                        AIM Moderate Growth Allocation Fund
                                                                                           AIM Moderately Conservative Allocation
                                                                                           Fund

                                                                                                DIVERSIFIED PORTFOLIOS

                                                                                           AIM Income Allocation Fund
                                                                                           AIM International Allocation Fund
                                             =======================================================================================
                                             CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY. FOR THIS
                                             AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR ADVISOR AND READ
                                             IT CAREFULLY BEFORE INVESTING.
                                             =======================================================================================

*Domestic equity and income fund

(1)This Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please see the appropriate prospectus.

(2)Effective April 29, 2005, AIM Aggressive Allocation Fund was renamed AIM Growth Allocation Fund.

   If used after April 20, 2006, this report must be accompanied by a Fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $128 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $386 billion in assets under management. Data as of December 31, 2005.

AIMinvestments.com                  FLR-AR-1            A I M Distributors, Inc.


[YOUR GOALS. OUR SOLUTIONS.]--Registered Trademark--
========================================================================
Mutual  Retirement  Annuities  College  Separately  Offshore  Cash                         [AIM INVESTMENTS LOGO APPEARS HERE]
Funds   Products               Savings  Managed     Products  Management                         --Registered Trademark--
                               Plans    Accounts
========================================================================

ITEM 2.  CODE OF ETHICS.

         As of the end of the period covered by this report, the Registrant had adopted a code of ethics (the "Code") that applies to the Registrant's principal executive officer ("PEO") and principal financial officer ("PFO"). There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

         The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee.

         On the date of the reporting period, October 31, 2005, the Registrant's audit committee financial expert was Prema Mathai-Davis. Dr. Mathai-Davis is "independent" within the meaning of that term as used in Form N-CSR.

         On October 27, 2005, the Board of Trustees determined that Raymond Stickel, Jr. is an audit committee financial expert. Mr. Stickel was appointed to the Registrant's Audit Committee effective as of October 1, 2005. Mr. Stickel is "independent" within the meaning of that term as used in Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

FEES BILLED BY PWC RELATED TO THE REGISTRANT

         PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:


                                                     Percentage of Fees                                 Percentage of Fees
                                                    Billed Applicable to                               Billed Applicable to
                                                     Non-Audit Services                                 Non-Audit Services
                                                    Provided for fiscal                                 Provided for fiscal
                             Fees Billed for           year end 2005            Fees Billed for            year end 2004
                           Services Rendered to     Pursuant to Waiver of     Services Rendered to     Pursuant to Waiver of
                            the Registrant for          Pre-Approval           the Registrant for           Pre-Approval
                           fiscal year end 2005        Requirement(1)         fiscal year end 2004         Requirement(1)
                           --------------------     ---------------------     --------------------     ---------------------
Audit Fees                       $ 70,729                   N/A                     $ 69,173                    N/A
Audit-Related Fees               $      0                    0%                     $      0                     0%
Tax Fees(2)                      $  8,609                    0%                     $  8,198                     0%
All Other Fees                   $      0                    0%                     $      0                     0%
                           --------------------                               --------------------
Total Fees                       $ 79,338                    0%                     $ 77,371                     0%


PWC billed the Registrant aggregate non-audit fees of $8,609 for the fiscal year ended 2005, and $8,198 for the fiscal year ended 2004, for non-audit services rendered to the Registrant.


--------------------------------------------------------------------------------

(1) With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly approved by the Registrant's Audit Committee prior to the completion of the audit by the Audit Committee.

(2) Tax fees for the fiscal year end December 31, 2005 includes fees billed for reviewing tax returns. Tax fees for the fiscal year end December 31, 2004 includes fees billed for reviewing tax returns.

FEES BILLED BY PWC RELATED TO AIM AND AIM AFFILIATES

         PWC billed AIM Advisors, Inc. ("AIM"), the Registrant's adviser, and any entity controlling, controlled by or under common control with AIM that provides ongoing services to the Registrant ("AIM Affiliates") aggregate fees for pre-approved non-audit services rendered to AIM and AIM Affiliates for the last two fiscal years as follows:

                          Fees Billed for Non-                                    Fees Billed for
                             Audit Services           Percentage of Fees         Non-Audit Services       Percentage of Fees
                          Rendered to AIM and        Billed Applicable to       Rendered to AIM and      Billed Applicable to
                           AIM Affiliates for         Non-Audit Services         AIM Affiliates for       Non-Audit Services
                          fiscal year end 2005     Provided for fiscal year     fiscal year end 2004      Provided for fiscal
                           That Were Required        end 2005 Pursuant to        That Were Required         year end 2004
                           to be Pre-Approved           Waiver of Pre-           to be Pre-Approved      Pursuant to Waiver of
                           by the Registrant's             Approval              by the Registrant's         Pre-Approval
                             Audit Committee            Requirement(1)             Audit Committee          Requirement(1)
                          --------------------     ------------------------     --------------------     ---------------------
Audit-Related Fees                 $0                        0%                          $0                       0%
Tax Fees                           $0                        0%                          $0                       0%
All Other Fees                     $0                        0%                          $0                       0%
                          --------------------                                  --------------------
Total Fees(2)                      $0                        0%                          $0                       0%


--------------------------------------------------------------------------------

(1) With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, AIM and AIM Affiliates to PWC during a fiscal year; and (iii) such services are promptly approved by the Registrant's Audit Committee prior to the completion of the audit by the Audit Committee.

(2) Including the fees for services not required to be pre-approved by the registrant's audit committee, PWC billed AIM and AIM Affiliates aggregate non-audit fees of $0 for the fiscal year ended 2005, and $0 for the fiscal year ended 2004, for non-audit services rendered to AIM and AIM Affiliates.

         The Audit Committee also has considered whether the provision of non-audit services that were rendered to AIM and AIM Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC's independence. To the extent that such services were provided, the Audit Committee determined that the provision of such services is compatible with PWC maintaining independence with respect to the Registrant.

                  PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
                             POLICIES AND PROCEDURES
                      As adopted by the Audit Committees of
                           the AIM Funds (the "Funds")
                         Last Amended September 13, 2005


I.       STATEMENT OF PRINCIPLES

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission ("SEC") ("Rules"), the Audit Committees of the Funds' (the "Audit Committee") Board of Directors/Trustees (the "Board") are responsible for the appointment, compensation and oversight of the work of independent accountants (an "Auditor"). As part of this responsibility and to assure that the Auditor's independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds' investment adviser and to affiliates of the adviser that provide ongoing services to the Funds ("Service Affiliates") if the services directly impact the Funds' operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees ("general pre-approval") or require the specific pre-approval of the Audit Committees ("specific pre-approval"). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor's independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.

II.      DELEGATION

The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Directors. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committee at its next quarterly meeting.

III.     AUDIT SERVICES

The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds' financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor's qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committees may grant general pre-approval for other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

IV.      NON-AUDIT SERVICES

The Audit Committees may provide general pre-approval of types of non-audit services described in this Section IV to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC's Rules on auditor independence, and otherwise conforms to the Audit Committee's general principles and policies as set forth herein.

The Audit Committees may provide specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the auditor, is consistent with the SEC Rules on auditor independence, and otherwise conforms to the Audit Committees' general principles and policies as set forth herein.

AUDIT-RELATED SERVICES

"Audit-related services" are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.

TAX SERVICES

"Tax services" include, but are not limited to, the review and signing of the Funds' federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds' Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Provider before a tax court, district court or federal court of claims.

ALL OTHER AUDITOR SERVICES

The Audit Committees may pre-approve non-audit services classified as "All other services" that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

V.       PRE-APPROVAL FEE LEVELS OR ESTABLISHED AMOUNTS

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

VI.      PROCEDURES

On an annual basis, A I M Advisors, Inc. ("AIM") will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds' Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.

Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund's Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committees have designated the Funds' Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds' Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds' Treasurer and management of AIM will immediately report to the chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds' Treasurer or senior management of AIM.

EXHIBIT 1 TO PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES POLICIES AND
PROCEDURES

CONDITIONALLY PROHIBITED NON-AUDIT SERVICES (NOT PROHIBITED IF THE FUND CAN REASONABLY CONCLUDE THAT THE RESULTS OF THE SERVICE WOULD NOT BE SUBJECT TO AUDIT PROCEDURES IN CONNECTION WITH THE AUDIT OF THE FUND'S FINANCIAL STATEMENTS)

         o Bookkeeping or other services related to the accounting records or financial statements of the audit client

         o        Financial information systems design and implementation

         o Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

         o        Actuarial services

         o        Internal audit outsourcing services

CATEGORICALLY PROHIBITED NON-AUDIT SERVICES

         o        Management functions

         o        Human resources

         o Broker-dealer, investment adviser, or investment banking services

         o        Legal services

         o        Expert services unrelated to the audit

         o Any other service that the Public Company Oversight Board determines by regulation is impermissible.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

                  Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

                  Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                          PROXY POLICIES AND PROCEDURES
                            (dated February 10, 2005)

                                 GENERAL POLICY

INVESCO Institutional (N.A.), Inc. and its wholly-owned subsidiaries, and INVESCO Global Asset Management (N.A.), Inc. (collectively, "INVESCO"), each has responsibility for making investment decisions that are in the best interests of its clients. As part of the investment management services it provides to clients, INVESCO may be authorized by clients to vote proxies appurtenant to the shares for which the clients are beneficial owners.

INVESCO believes that it has a duty to manage clients' assets in the best economic interests of the clients and that the ability to vote proxies is a client asset.

INVESCO reserves the right to amend its proxy policies and procedures from time to time without prior notice to its clients.

                              PROXY VOTING POLICIES

VOTING OF PROXIES

INVESCO will vote client proxies in accordance with the procedures set forth below unless the client for non-ERISA clients retains in writing the right to vote, the named fiduciary (e.g., the plan sponsor) for ERISA clients retains in writing the right to direct the plan trustee or a third party to vote proxies or INVESCO determines that any benefit the client might gain from voting a proxy would be outweighed by the costs associated therewith.

BEST ECONOMIC INTERESTS OF CLIENTS

In voting proxies, INVESCO will take into consideration those factors that may affect the value of the security and will vote proxies in a manner in which, in its opinion, is in the best economic interests of clients. INVESCO endeavors to resolve any conflicts of interest exclusively in the best economic interests of clients.

ISS SERVICES

INVESCO has contracted with Institutional Shareholder Services ("ISS"), an independent third party service provider, to vote INVESCO's clients' proxies according to ISS's proxy voting recommendations. In addition, ISS will provide proxy analyses, vote recommendations, vote execution and record-keeping services for clients for which INVESCO has proxy voting responsibility. On an annual basis, INVESCO will review information obtained from ISS to ascertain whether ISS (i) has the capacity and competency to adequately analyze proxy issues, and
(ii) can make such recommendations in an impartial manner and in the best economic interest of INVESCO's clients. This may include a review of ISS' Policies, Procedures and Practices Regarding Potential Conflicts of Interests and obtaining information about the work ISS does for corporate issuers and the payments ISS receives from such issuers.

         Custodians forward proxy materials for clients who rely on INVESCO to vote proxies to ISS. ISS is responsible for exercising the voting rights in accordance with the ISS proxy voting guidelines. If INVESCO receives proxy materials in connection with a client's account where the client has, in writing, communicated to INVESCO that the client, plan fiduciary or other third party has reserved the right to vote proxies, INVESCO will forward to the party appointed by client any proxy materials it receives with respect to the account. In order to avoid voting proxies in circumstances where INVESCO, or any of its affiliates have or may have any conflict of interest, real or perceived, INVESCO has engaged ISS to provide the proxy analyses, vote recommendations and voting of proxies.

In the event that (i) ISS recuses itself on a proxy voting matter and makes no recommendation or (ii) INVESCO decides to override the ISS vote recommendation, the Proxy Committee will review the issue and direct ISS how to vote the proxies as described below.

PROXY COMMITTEE

The Proxy Committee shall have seven (7) members, which shall include representatives from portfolio management, operations, and legal/compliance or other functional departments as deemed appropriate who are knowledgeable regarding the proxy process. A majority of the members of the Proxy Committee shall constitute a quorum and the Proxy Committee shall act by a majority vote. The chair of the Proxy Committee shall be chosen by the Chief Compliance Officer of INVESCO. The Proxy Committee shall keep minutes of its meetings that shall be kept with the proxy voting records of INVESCO. The Proxy Committee will appoint a Proxy Manager to manage the proxy voting process, which includes the voting of proxies and the maintenance of appropriate records.

Proxy Committee meetings shall be called by the Proxy Manager when override submissions are made and in instances when ISS has recused itself from a vote recommendation. In these situations, the Proxy Committee shall meet and determine how proxies are to be voted in the best interests of clients.

The Proxy Committee periodically reviews new types of corporate governance issues, evaluates proposals not addressed by the ISS proxy voting guidelines in instances when ISS has recused itself, and determines how INVESCO should vote. The Committee monitors adherence to these Procedures, industry trends and reviews the ISS proxy voting guidelines.

ISS RECUSAL

When ISS makes no recommendation on a proxy voting issue or is recused due to a conflict of interest, the Proxy Committee will review the issue and, if INVESCO does not have a conflict of interest, direct ISS how to vote the proxies. In such cases where INVESCO has a conflict of interest, INVESCO, in its sole discretion, shall either (a) vote the proxies pursuant to ISS's general proxy voting guidelines, (b) engage an independent third party to provide a vote recommendation, or (c) contact its client(s) for direction as to how to vote the proxies.

OVERRIDE OF ISS RECOMMENDATION

There may be occasions where the INVESCO investment personnel, senior officers or a member of the Proxy Committee seek to override ISS's recommendations if they believe that ISS's recommendations are not in accordance with the best economic interests of clients. In the event that an individual listed above in this section disagrees with an ISS recommendation on a particular voting issue, the individual shall document in writing the reasons that he/she believes that the ISS recommendation is not in accordance with clients' best economic interests and submit such written documentation to the Proxy Manager for consideration by the Proxy Committee. Upon review of the documentation and consultation with the individual and others as the Proxy Committee deems appropriate, the Proxy Committee may make a determination to override the ISS voting recommendation if the Committee determines that it is in the best economic interests of clients and the Committee has addressed conflict of interest issues as discussed below.

PROXY COMMITTEE MEETINGS

When a Proxy Committee Meeting is called, whether because of an ISS recusal or request for override of an ISS recommendation, the Proxy Committee shall review the report of the Chief Compliance Officer as to whether any INVESCO person has reported a conflict of interest.

The Proxy Committee shall review the information provided to it to determine if a real or perceived conflict of interest exists and the minutes of the Proxy Committee shall:

         (1)      describe any real or perceived conflict of interest,

         (2) discuss any procedure used to address such conflict of interest,

         (3) report any contacts from outside parties (other than routine communications from proxy solicitors), and

         (4) include confirmation that the recommendation as to how the proxies are to be voted is in the best economic interests of clients and was made without regard to any conflict of interest.

Based on the above review and determinations, the Proxy Committee will direct ISS how to vote the proxies.

CERTAIN PROXY VOTES MAY NOT BE CAST

In some cases, INVESCO may determine that it is not in the best economic interests of clients to vote proxies. For example, proxy voting in certain countries outside the United States requires share blocking. Shareholders who wish to vote their proxies must deposit their shares 7 to 21 days before the date of the meeting with a designated depositary. During the blocked period, shares to be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to the Custodian/Sub-Custodian bank. In addition, voting certain international securities may involve unusual costs to clients. In other cases, it may not be possible to vote certain proxies despite good faith efforts to do so, for instance when inadequate notice of the matter is provided. In the instance of loan securities, voting of proxies typically requires termination of the loan, so it is not usually in the best economic interests of clients to vote proxies on loaned securities. INVESCO typically will not, but reserves the right to, vote where share blocking restrictions, unusual costs or other barriers to efficient voting apply. If INVESCO does not vote, it would have made the determination that the cost of voting exceeds the expected benefit to the client. The Proxy Manager shall record the reason for any proxy not being voted, which record shall be kept with the proxy voting records of INVESCO.

PROXY VOTING RECORDS

Clients may obtain information about how INVESCO voted proxies on their behalf by contacting their client services representative. Alternatively, clients may make a written request for proxy voting information to: Proxy Manager, 1360 Peachtree Street, N.E., Atlanta, Georgia 30309.

                              CONFLICTS OF INTEREST

PROCEDURES TO ADDRESS CONFLICTS OF INTEREST AND IMPROPER INFLUENCE

In order to avoid voting proxies in circumstances where INVESCO or any of its affiliates have or may have any conflict of interest, real or perceived, INVESCO has contracted with ISS to provide proxy analyses, vote recommendations and voting of proxies. Unless noted otherwise by ISS, each vote recommendation provided by ISS to INVESCO includes a representation from ISS that ISS faces no conflict of interest with respect to the vote. In instances where ISS has recused itself and makes no recommendation on a particular matter or if an override submission is requested, the Proxy Committee shall determine how the proxy is to be voted and instruct the Proxy Manager accordingly in which case the conflict of interest provisions discussed below shall apply.

In effecting the policy of voting proxies in the best economic interests of clients, there may be occasions where the voting of such proxies may present a real or perceived conflict of interest between INVESCO, as the investment manager, and clients.

         For each director, officer and employee of INVESCO ("INVESCO person"), the interests of INVESCO's clients must come first, ahead of the interest of INVESCO and any person within the INVESCO organization, which includes INVESCO's affiliates.

Accordingly, each INVESCO person must not put "personal benefit," whether tangible or intangible, before the interests of clients of INVESCO or otherwise take advantage of the relationship to INVESCO's clients. "Personal benefit" includes any intended benefit for oneself or any other individual, company, group or organization of any kind whatsoever, except a benefit for a client of INVESCO, as appropriate. It is imperative that each of INVESCO's directors, officers and employees avoid any situation that might compromise, or call into question, the exercise of fully independent judgment in the interests of INVESCO's clients.

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may also exist if INVESCO has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote.

An INVESCO person (excluding members of the Proxy Committee) shall not be considered to have a conflict of interest if the INVESCO person did not know of the conflict of interest and did not attempt to influence the outcome of a proxy vote. Any individual with actual knowledge of a conflict of interest relating to a particular referral item shall disclose that conflict to the Chief Compliance Officer.

The following are examples of situations where a conflict may exist:

         o Business Relationships -- where INVESCO manages money for a company or an employee group, manages pension assets or is actively soliciting any such business, or leases office space from a company;

         o Personal Relationships -- where a INVESCO person has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships; and

         o Familial Relationships -- where an INVESCO person has a known familial relationship relating to a company (e.g. a spouse or other relative who serves as a director of a public company or is employed by the company).

In the event that INVESCO (or an affiliate) manages assets for a company, its pension plan, or related entity or where any member of the Proxy Committee has a personal conflict of interest, and where clients' funds are invested in that company's shares, the Proxy Committee will not take into consideration this relationship and will vote proxies in that company solely in the best economic interest of its clients.

It is the responsibility of the Proxy Manager and each member of the Proxy Committee to report any real or potential conflict of interest of which such individual has actual knowledge to the Chief Compliance Officer, who shall present any such information to the Proxy Committee. However, once a particular conflict has been reported to the Chief Compliance Officer, this requirement shall be deemed satisfied with respect to all individuals with knowledge of such conflict.

In addition, the Proxy Manager and each member of the Proxy Committee shall certify annually as to their compliance with this policy. In addition, any INVESCO person who submits an ISS override recommendation to the Proxy Committee shall certify as to their compliance with this policy concurrently with the submission of their override recommendation. A form of such certification is attached as Appendix A hereto.

In addition, members of the Proxy Committee must notify INVESCO's Chief Compliance Officer, with impunity and without fear of retribution or retaliation, of any direct, indirect or perceived improper influence made by anyone within INVESCO or by an affiliated company's representatives with regard to how INVESCO should vote proxies. The Chief Compliance Officer will investigate the allegations and will report his or her findings to the INVESCO Risk Management Committee. In the event that it is determined that improper influence was made, the Risk Management Committee will determine the appropriate action to take which may include, but is not limited to, (1) notifying the affiliated company's Chief Executive Officer, its Management Committee or Board of Directors, (2) taking remedial action, if necessary, to correct the result of any improper influence where clients have been harmed, or (3) notifying the appropriate regulatory agencies of the improper influence and to fully cooperate with these regulatory agencies as required. In all cases, the Proxy Committee shall not take into consideration the improper influence in determining how to vote proxies and will vote proxies solely in the best economic interest of clients.

Furthermore, members of the Proxy Committee must advise INVESCO's Chief Compliance Officer and fellow Committee members of any real or perceived conflicts of interest he or she may have with regard to how proxies are to be voted regarding certain companies (e.g., personal security ownership in a company, or personal or business relationships with participants in proxy contests, corporate directors or candidates for corporate directorships). After reviewing such conflict, upon advice from the Chief Compliance Officer, the Committee may require such Committee member to recuse himself or herself from participating in the discussions regarding the proxy vote item and from casting a vote regarding how INVESCO should vote such proxy.

                           ISS PROXY VOTING GUIDELINES

A copy of ISS's Proxy Voting Guidelines Summary in effect as of the revised date set forth on the title page of this Proxy Voting Policy is attached hereto as Appendix B.

                                                                      APPENDIX A

                        ACKNOWLEDGEMENT AND CERTIFICATION


                  I acknowledge that I have read the INVESCO Proxy Voting Policy (a copy of which has been supplied to me, which I will retain for future reference) and agree to comply in all respects with the terms and provisions thereof. I have disclosed or reported all real or potential conflicts of interest to the INVESCO Compliance Officer and will continue to do so as matters arise. I have complied with all provisions of this Policy.


                                                   -----------------------------
                                                            Print Name


---------------------                              -----------------------------
       Date                                                 Signature


                                                                      APPENDIX B

                    ISS 2005 PROXY VOTING GUIDELINES SUMMARY

The following is a condensed version of all proxy voting recommendations contained in the ISS Proxy Voting Manual.

1.       Operational Items

ADJOURN MEETING

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote FOR proposals that relate specifically to soliciting votes for a merger or transaction for which ISS has recommended a FOR vote. Vote AGAINST proposals if the wording is too vague or if the proposal includes "other business."

AMEND QUORUM REQUIREMENTS

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

AMEND MINOR BYLAWS

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

CHANGE COMPANY NAME

Vote FOR proposals to change the corporate name.

CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING

Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable. Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

RATIFYING AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:

         o An auditor has a financial interest in or association with the company, and is therefore not independent

         o        Fees for non-audit services are excessive, or

         o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account the tenure of the audit firm, the length of rotation specified in the proposal, any significant audit-related issues at the company, the number of Audit Committee meetings held each year, the number of financial experts serving on the committee, and whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

TRANSACT OTHER BUSINESS

Vote AGAINST proposals to approve other business when it appears as voting item.

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors:

composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

         o Attend less than 75 percent of the board and committee meetings without a valid excuse

         o Implement or renew a dead-hand or modified dead-hand poison pill

         o Adopt a poison pill without shareholder approval since the company's last annual meeting and there is no requirement to put the pill to shareholder vote within 12 months of its adoption

         o Ignore a shareholder proposal that is approved by a majority of the shares outstanding

         o Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

         o Failed to act on takeover offers where the majority of the shareholders tendered their shares

         o Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees

         o Are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

         o Are audit committee members and the non-audit fees paid to the auditor are excessive. In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

         o Are inside directors or affiliated outside directors and the full board is less than majority independent

         o Sit on more than six public company boards or on more than two public boards in addition to their own if they are CEOs of public companies.

         o Are on the compensation committee when there is a negative correlation between chief executive pay and company performance

         o Have failed to address the issue(s) that resulted in any of the directors receiving more than 50% withhold votes out of those cast at the previous board election


AGE LIMITS

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors either through term limits or mandatory retirement ages.

BOARD SIZE

Vote FOR proposals seeking to fix the board size or designate a range for the board size.

Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis based on the extent that shareholders have access to the board through their own nominations.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

         o The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

         o        Only if the director's legal expenses would be covered.

ESTABLISH/AMEND NOMINEE QUALIFICATIONS

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Vote AGAINST shareholder proposals requiring two candidates per board seat.

FILLING VACANCIES/REMOVAL OF DIRECTORS

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Generally vote FOR shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

         o Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director)

         o        Two-thirds independent board

         o        All-independent key committees

         o        Established governance guidelines

Additionally, the company should not have under-performed its peers.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

OPEN ACCESS

Vote CASE-BY-CASE on shareholder proposals asking for open access taking into account the ownership threshold specified in the proposal and the proponent's rationale for targeting the company in terms of board and director conduct.

STOCK OWNERSHIP REQUIREMENTS

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Vote CASE-BY-CASE shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.

TERM LIMITS

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors either through term limits or mandatory retirement ages.

2.       Proxy Contests

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors:

         o Long-term financial performance of the target company relative to its industry; management's track record

         o        Background to the proxy contest

         o        Qualifications of director nominees (both slates)

         o Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions

REIMBURSING PROXY SOLICITATION EXPENSES

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived. Vote FOR management proposals to adopt confidential voting.

3.       Anti-takeover Defenses and Voting Related Issues

ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS

Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

POISON PILLS

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.

Vote FOR shareholder proposals asking that any future pill be put to a shareholder vote.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

4.       Mergers and Corporate Restructurings

APPRAISAL RIGHTS

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

ASSET PURCHASES

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

         o        Purchase price

         o        Fairness opinion

         o        Financial and strategic benefits

         o        How the deal was negotiated

         o        Conflicts of interest

         o        Other alternatives for the business

         o        Non-completion risk

ASSET SALES

Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:

         o        Impact on the balance sheet/working capital

         o        Potential elimination of diseconomies

         o        Anticipated financial and operating benefits

         o        Anticipated use of funds

         o        Value received for the asset

         o        Fairness opinion

         o        How the deal was negotiated

         o        Conflicts of interest.

BUNDLED PROPOSALS

Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals.

In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items.

In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

CONVERSION OF SECURITIES

Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest. Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED BANKRUPTCY PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

         o        Dilution to existing shareholders' position

         o        Terms of the offer

         o        Financial issues

         o        Management's efforts to pursue other alternatives

         o        Control issues

         o        Conflicts of interest

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

FORMATION OF HOLDING COMPANY

Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

         o        The reasons for the change

         o        Any financial or tax benefits

         o        Regulatory benefits

         o        Increases in capital structure

         o Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

         o Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS

         o        Capital Structure model

         o        Adverse changes in shareholder rights


GOING PRIVATE TRANSACTIONS (LBOS AND MINORITY SQUEEZEOUTS)

Vote going private transactions on a CASE-BY-CASE basis, taking into account the following:

         o offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and non-completion risk.

JOINT VENTURES

Votes CASE-BY-CASE on proposals to form joint ventures, taking into account the following:

         o percentage of assets/business contributed percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and non-completion risk.

LIQUIDATIONS

Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

MERGERS AND ACQUISITIONS/ISSUANCE OF SHARES TO FACILITATE MERGER OR ACQUISITION

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

         o Prospects of the combined company, anticipated financial and operating benefits

         o        Offer price

         o        Fairness opinion

         o        How the deal was negotiated

         o        Changes in corporate governance

         o        Change in the capital structure

         o        Conflicts of interest

PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES

Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders' position, terms of the offer, financial issues, management's efforts to pursue other alternatives, control issues, and conflicts of interest. Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

SPIN-OFFS

Votes on spin-offs should be considered on a CASE-BY-CASE basis depending on:

         o        Tax and regulatory advantages

         o        Planned use of the sale proceeds

         o        Valuation of spin-off

         o        Fairness opinion

         o        Benefits to the parent company

         o        Conflicts of interest

         o        Managerial incentives

         o        Corporate governance changes

         o        Changes in the capital structure

VALUE MAXIMIZATION PROPOSALS

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution, and whether company is actively exploring its strategic options, including retaining a financial advisor.

5.       State of Incorporation

CONTROL SHARE ACQUISITION PROVISIONS

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

CONTROL SHARE CASH-OUT PROVISIONS

Vote FOR proposals to opt out of control share cash-out statutes.

DISGORGEMENT PROVISIONS

Vote FOR proposals to opt out of state disgorgement provisions.

FAIR PRICE PROVISIONS

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

FREEZE-OUT PROVISIONS

Vote FOR proposals to opt out of state freeze-out provisions.

GREENMAIL

Vote FOR proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Review on a CASE-BY-CASE basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

STAKEHOLDER PROVISIONS

Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

STATE ANTI-TAKEOVER STATUTES

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

6.       Capital Structure

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

Vote FOR management proposals to reduce the par value of common stock.

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being de-listed or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:

         o It is intended for financing purposes with minimal or no dilution to current shareholders

         o It is not designed to preserve the voting power of an insider or significant shareholder

ISSUE STOCK FOR USE WITH RIGHTS PLAN

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

PREEMPTIVE RIGHTS

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

PREFERRED STOCK

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote FOR proposals to create "de-clawed" blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

RECAPITALIZATION

Votes CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following:

         o more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

REVERSE STOCK SPLITS

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting.

Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

SHARE REPURCHASE PROGRAMS

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

TRACKING STOCK

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spin-off.

7.       Executive and Director Compensation

Votes with respect to equity-based compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to plan participants, adjusted for:

         o Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index),

         o        Cash compensation, and

         o        Categorization of the company as emerging, growth, or mature.

These adjustments are pegged to market capitalization.

Vote AGAINST plans that expressly permit the re-pricing of underwater stock options without shareholder approval.

Generally vote AGAINST plans in which (1) there is a disconnect between the CEO's pay and company performance (an increase in pay and a decrease in performance) and the main source of the pay increase (over half) is equity-based and (2) the CEO is the participant of the equity proposal. A decrease in performance is based on negative one- and three-year total shareholder returns. An increase in pay is based on the CEO's total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, face value of long-term incentive plan payouts, and all other compensation) increasing over the previous year. Also may WITHHOLD votes from the Compensation Committee members.

Generally vote AGAINST plans if the company's most recent three-year burn rate exceeds one standard deviation in excess of the industry mean and is over two percent of common shares outstanding. See Table 1 for details.


         TABLE 1: PROXY SEASON 2005 BURN RATE THRESHOLDS


                                                           RUSSELL 3000                 NON-RUSSELL 3000
                                                       Standard     Mean +                    Standard       Mean + Std
     GICS       GICS Dsec                    Mean      Deviation    Std Dev       Mean        Deviation         Dev
-----------------------------------------------------------------------------------------------------------------------
     1010       Energy                      1.60%        1.02%        2.61%       2.59%         2.19%            4.78%
-----------------------------------------------------------------------------------------------------------------------
     1510       Materials                   1.55%         .81%        2.36%       2.54%         1.92%            4.46%
-----------------------------------------------------------------------------------------------------------------------
     2010       Capital Goods               1.86%        1.19%        3.05%       3.23%         2.93%            6.17%
-----------------------------------------------------------------------------------------------------------------------
     2020       Commercial Services &       287%         1.53%        4.40%       4.39%         3.68%            8.07%
                Supplies
-----------------------------------------------------------------------------------------------------------------------
     2030       Transportation              2.10%        1.50%        3.60%       2.44%         2.22%            4.66%
-----------------------------------------------------------------------------------------------------------------------
     2510       Automobiles &               2.10%        1.37%        3.48%       2.90%         2.28%            5.18%
                Components
-----------------------------------------------------------------------------------------------------------------------
     2520       Consumer Durables &         2.40%        1.51%        3.90%       3.42%         2.79%            6.21%
                Apparel
-----------------------------------------------------------------------------------------------------------------------
     2530       Hotels Restaurants &        2.39%        1.08%        3.48%       3.30%         2.87%            6.17%
                Leisure
-----------------------------------------------------------------------------------------------------------------------
     2540       Media                       2.34%        1.50%        3.84%       4.12%         2.89%            7.01%
-----------------------------------------------------------------------------------------------------------------------
     2550       Retailing                   2.89%        1.95%        4.84%       4.26%         3.50%            7.75%
-----------------------------------------------------------------------------------------------------------------------
 3010 to 3030   Food & Staples              1.98%        1.50%        3.48%       3.37%         3.32%            6.68%
                Retailing
-----------------------------------------------------------------------------------------------------------------------
     3510       Health Care Equipment &     3.24%        1.96%        5.20%       4.55%         3.24%            7.79%
                Services
-----------------------------------------------------------------------------------------------------------------------
     3520       Pharmaceuticals &           3.60%        1.72%        5.32%       5.77%         4.15%            9.92%
                Biotechnology
-----------------------------------------------------------------------------------------------------------------------
     4010       Banks                       1.44%        1.17%        2.61%       1.65%         1.60%            3.25%
-----------------------------------------------------------------------------------------------------------------------
     4020       Diversified Financials      3.12%        2.54%        5.66%       5.03%         3.35%            8.55%
-----------------------------------------------------------------------------------------------------------------------
     4030       Insurance                   1.45%         .88%        2.32%       2.47%         1.77%            4.24%
-----------------------------------------------------------------------------------------------------------------------
     4040       Real Estate                 1.01%         .89%        1.90%       1.51%         1.50%            3.01%
-----------------------------------------------------------------------------------------------------------------------
     4510       Software & Services         5.44%        3.05%        8.49%       8.08%         6.01%           14.10%
-----------------------------------------------------------------------------------------------------------------------
     4520       Technology Hardware &       4.00%        2.69%        6.68%       5.87%         4.25%           10.12%
                Equipment
-----------------------------------------------------------------------------------------------------------------------
     4530       Semiconductors &            5.12%        2.86%        7.97%       6.79%         3.95%           10.74%
                Semiconductor Equipment
-----------------------------------------------------------------------------------------------------------------------
     5010       Telecommunications          2.56%        2.39%        4.95%       4.66%         3.90%            8.56%
                Services
-----------------------------------------------------------------------------------------------------------------------
     5510       Utilities                    .90%         .65%        1.55%       3.74%         4.63%            8.38%
-----------------------------------------------------------------------------------------------------------------------
     1010       Energy                      1.60%        1.02%        2.61%       2.59%         2.19%            4.78%
-----------------------------------------------------------------------------------------------------------------------
     1510       Materials                   1.55%         .81%        2.36%       2.54%         1.92%            4.46%
-----------------------------------------------------------------------------------------------------------------------
     2010       Capital Goods               1.86%        1.19%        3.05%       3.23%         2.93%            6.17%
-----------------------------------------------------------------------------------------------------------------------
     2020       Commercial Services &       287%         1.53%        4.40%       4.39%         3.68%            8.07%
                Supplies
-----------------------------------------------------------------------------------------------------------------------

A company with high three-year average burn rates may avoid triggering the burn rate policy by committing to the industry average over the next years.

However, the above general voting guidelines for pay for performance may change if the compensation committee members can demonstrate that they have improved committee performance based on additional public filing such as a DEFA 14A or 8K. The additional filing needs to present strong and compelling evidence of improved performance with new information that has not been disclosed in the original proxy statement. The reiteration of the compensation committee report will not be sufficient evidence of improved committee performance.

Evidence of improved compensation committee performance includes all of the following:

The compensation committee has reviewed all components of the CEO's compensation, including the following:

         o        Base salary, bonus, long-term incentives

         o Accumulative realized and unrealized stock option and restricted stock gains

         o Dollar value of perquisites and other personal benefits to the CEO and the cost to the company

         o Earnings and accumulated payment obligations under the company's nonqualified deferred compensation program

         o Actual projected payment obligations under the company's supplemental executive retirement plan (SERPs)

A tally sheet setting forth all the above components was prepared and reviewed affixing dollar amounts under the various payout scenarios.

A tally sheet with all the above components should be disclosed for the following termination scenarios:

         o        Payment if termination occurs within 12 months: $_____

         o Payment if "not for cause" termination occurs within 12 months: $______

         o Payment if "change of control" termination occurs within 12 months: $_____

The compensation committee is committed to provide additional information on the named executives' annual cash bonus program and/or long-term incentive cash plan for the current fiscal year. The compensation committee will provide full disclosure of the qualitative and quantitative performance criteria and hurdle rates used to determine the payouts of the cash program. From this disclosure, shareholders will know the minimum level of performance required for any cash bonus to be delivered as well as the maximum cash bonus payable for superior performance.

The repetition of the compensation committee report does not meet ISS' requirement of compelling and strong evidence of improved disclosure. The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the annual cash bonus and/or long-term incentive cash plan based on the additional disclosure.

(1)The compensation committee is committed to grant a substantial portion of performance-based equity awards to the named executive officers. A substantial portion of performance-based awards would be at least 50 percent of the shares awarded to each of the named executive officers. Performance-based equity awards are earned or paid out based on the achievement of company performance targets. The company will disclose the details of the performance criteria (e.g., return on equity) and the hurdle rates (e.g., 15 percent) associated with the performance targets. From this disclosure, shareholders will know the minimum level of performance required for any equity grants to be made. The performance-based equity awards do not refer to non-qualified stock options' or performance-accelerated grants. Instead, performance-based equity awards are performance-contingent grants where the individual will not receive the equity grant by not meeting the target performance and vice versa.

The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the performance-based equity awards based on the additional disclosure.

(2)The compensation committee has the sole authority to hire and fire outside compensation consultants. The role of the outside compensation consultant is to assist the compensation committee to analyze executive pay packages or contracts and understand the company's financial measures.

Based on the additional disclosure of improved performance of the compensation committee, ISS will generally vote FOR the compensation committee members up for annual election and vote FOR the employee-based stock plan if there is one on the ballot. However, ISS is not likely to vote FOR the compensation committee members and/or the employee-based stock plan if ISS believes the company has not provided compelling and sufficient evidence of transparent additional disclosure of executive compensation based on the above requirements.

DIRECTOR COMPENSATION

Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.

On occasion, director stock plans that set aside a relatively small of shares when combined with employee or executive stock compensation plans exceed the allowable cap. In such cases, starting proxy season 2005, ISS will supplement the analytical approach with a qualitative review of board compensation for companies, taking into consideration:

         o        Director stock ownership guidelines

                  -        A minimum of three times the annual cash retainer.

----------

(1) Non-qualified stock options are not performance-based awards unless the grant or the vesting of the stock options is tied to the achievement of a pre-determined and disclosed performance measure. A rising stock market will generally increase share prices of all companies, despite of the company's underlying performance.

(2) Performance-accelerated grants are awards that vest earlier based on the achievement of a specified measure. However, these grants will ultimately vest over time even without the attainment of the goal(s).

         o        Vesting schedule or mandatory holding/deferral period

                  - A minimum vesting of three years for stock options or restricted stock, or

                  - Deferred stock payable at the end of a three-year deferral period.

         o        Mix between cash and equity

                  - A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity.

                  - If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

         o        Retirement/Benefit and Perquisites programs

                  - No retirement/benefits and perquisites provided to non-employee directors.

         o        Quality of disclosure

                  - Provide detailed disclosure on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

For ISS to recommend a vote FOR director equity plans based on the above qualitative features, a company needs to demonstrate that it meets all the above qualitative features in its proxy statement.

STOCK PLANS IN LIEU OF CASH

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered in the quantitative model. However, the cost would be lower than full-value awards since part of the deferral compensation is in-lieu-of cash compensation.

DIRECTOR RETIREMENT PLANS

Vote AGAINST retirement plans for non-employee directors.

Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO RE-PRICE OPTIONS

Votes on management proposals seeking approval to re-price options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

         o        Historic trading patterns

         o        Rationale for the re-pricing

         o        Value-for-value exchange

         o        Treatment of surrendered options

         o        Option vesting

         o        Term of the option

         o        Exercise price

         o        Participation


QUALIFIED EMPLOYEE STOCK PURCHASE PLANS

Votes on qualified employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

         o        Purchase price is at least 85 percent of fair market value

         o        Offering period is 27 months or less, and

         o The number of shares allocated to the plan is ten percent or less of the outstanding shares

Vote AGAINST qualified employee stock purchase plans where any of the following apply:

         o Purchase price is less than 85 percent of fair market value, or

         o        Offering period is greater than 27 months, or

         o The number of shares allocated to the plan is more than ten percent of the outstanding shares

NONQUALIFIED EMPLOYEE STOCK PURCHASE PLANS

Votes on nonqualified employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR nonqualified employee stock purchase plans with all the following features:

         o Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company)

         o Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary

         o Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value

         o No discount on the stock price on the date of purchase since there is a company matching contribution

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria.

INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(k) EMPLOYEE BENEFIT PLANS

Vote FOR proposals to implement a 401(k) savings plan for employees.

SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only. Vote FOR shareholder proposals to put option re-pricings to a shareholder vote.

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

OPTION EXPENSING

Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date

PERFORMANCE-BASED AWARDS

Generally vote FOR shareholder proposals advocating the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless:

         o The proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options)

         o The company demonstrates that it is using a substantial portion of performance-based awards for its top executives


GOLDEN PARACHUTES AND EXECUTIVE SEVERANCE AGREEMENTS

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include the following:

         o The triggering mechanism should be beyond the control of management

         o The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs

         o        Change-in-control payments should be double-triggered, i.e.,
                  (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. ISS defines change in control as a change in the company ownership structure


PENSION PLAN INCOME ACCOUNTING

Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS (SERP5)

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

8.       Social and Environmental Issues

                        CONSUMER ISSUES AND PUBLIC SAFETY

ANIMAL RIGHTS

Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:

         o The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products),

         o The availability and feasibility of alternatives to animal testing to ensure product safety, and

         o        The degree that competitors are using animal-free testing

Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:

         o The company has already published a set of animal welfare standards and monitors compliance

         o The company's standards are comparable to or better than those of peer firms, and

         o There are no serious controversies surrounding the company's treatment of animals

DRUG PRICING

Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:

         o        Whether the proposal focuses on a specific drug and region

         o Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in

         o Terms of reduced profits, lower R&D spending, and harm to competitiveness

         o The extent that reduced prices can be offset through the company's marketing budget without affecting

         o        R&D spending

         o Whether the company already limits price increases of its products

         o Whether the company already contributes life-saving pharmaceuticals to the needy and Third World countries

         o        The extent that peer companies implement price restraints

GENETICALLY MODIFIED FOODS

Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

         o The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution

         o The quality of the company's disclosure on GE product labeling and related voluntary initiatives and how this disclosure compares with peer company disclosure

         o Company's current disclosure on the feasibility of GE product labeling, including information on the related costs

         o Any voluntary labeling initiatives undertaken or considered by the company

         o Vote CASE-BY-CASE on proposals asking for the preparation of a report on the financial, legal, and environmental impact of continued use of GE ingredients/seeds

         o The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution

         o The quality of the company's disclosure on risks related to GE product use and how this disclosure compares with peer company disclosure

         o The percentage of revenue derived from international operations, particularly in Europe, where GE products are more regulated and consumer backlash is more pronounced

Vote AGAINST proposals seeking a report on the health and environmental effects of genetically modified organisms (GMOs). Health studies of this sort are better undertaken by regulators and the scientific community. Vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company's products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to federal regulators) that outweigh the economic benefits derived from biotechnology.

HANDGUNS

Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

HIV/AIDS

Vote CASE-BY-CASE on requests for reports outlining the impact of the health pandemic (HIV/AIDS, malaria and tuberculosis) on the company's Sub-Saharan operations and how the company is responding to it, taking into account:

         o The nature and size of the company's operations in Sub-Saharan Africa and the number of local employees

         o The company's existing healthcare policies, including benefits and healthcare access for local workers

         o Company donations to healthcare providers operating in the region

Vote AGAINST proposals asking companies to establish, implement, and report on a standard of response to the HIV/AIDS, TB, and Malaria health pandemic in Africa and other developing countries, unless the company has significant operations in these markets and has failed to adopt policies and/or procedures to address these issues comparable to those of industry peers.

PREDATORY LENDING

Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:

         o Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices

         o Whether the company has adequately disclosed the financial risks of its sub-prime business

         o Whether the company has been subject to violations of lending laws or serious lending controversies

         o        Peer companies' policies to prevent abusive lending practices

TOBACCO

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

Second-hand smoke:

         o Whether the company complies with all local ordinances and regulations

         o The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness

         o        The risk of any health-related liabilities.

Advertising to youth:

         o Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations

         o Whether the company has gone as far as peers in restricting advertising

         o Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth

         o Whether restrictions on marketing to youth extend to foreign countries

Cease production of tobacco-related products or avoid selling products to tobacco companies:

         o        The percentage of the company's business affected

         o The economic loss of eliminating the business versus any potential tobacco-related liabilities.

Spin-off tobacco-related businesses:

         o        The percentage of the company's business affected

         o        The feasibility of a spin-off

         o Potential future liabilities related to the company's tobacco business


Stronger product warnings:

Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

Investment in tobacco stocks:

Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

                             ENVIRONMENT AND ENERGY

ARCTIC NATIONAL WILDLIFE REFUGE

Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:

         o New legislation is adopted allowing development and drilling in the ANWR region;

         o        The company intends to pursue operations in the ANWR; and

         o The company does not currently disclose an environmental risk report for their operations in the ANWR.

CERES PRINCIPLES

Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

         o The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES

         o The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills

         o Environmentally conscious practices of peer companies, including endorsement of CERES

         o        Costs of membership and implementation.

ENVIRONMENTAL-ECONOMIC RISK REPORT

Vote CASE by CASE on proposals requesting an economic risk assessment of environmental performance considering:

         o The feasibility of financially quantifying environmental risk factors,

         o The company's compliance with applicable legislation and/or regulations regarding environmental performance,

         o        The costs associated with implementing improved standards,

         o The potential costs associated with remediation resulting from poor environmental performance, and

         o The current level of disclosure on environmental policies and initiatives.

ENVIRONMENTAL REPORTS

Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

GLOBAL WARMING

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company's line of business.

Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

RECYCLING

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

         o The nature of the company's business and the percentage affected

         o        The extent that peer companies are recycling

         o        The timetable prescribed by the proposal

         o        The costs and methods of implementation

         o Whether the company has a poor environmental track record, such as violations of federal and state regulations

RENEWABLE ENERGY

In general, vote FOR requests for reports on the feasibility of developing renewable energy sources unless the report is duplicative of existing disclosure or irrelevant to the company's line of business.

Generally vote AGAINST proposals requesting that the company invest in renewable energy sources. Such decisions are best left to management's evaluation of the feasibility and financial impact that such programs may have on the company.

SUSTAINABILITY REPORT

Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:

         o The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; comprehensive Code of Corporate Conduct; and/or Diversity Report; or

         o The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.


                            GENERAL CORPORATE ISSUES

OUTSOURCING/ OFFSHORING

Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering:

         o        Risks associated with certain international markets

         o        The utility of such a report to shareholders

         o The existence of a publicly available code of corporate conduct that applies to international operations

LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

         o        The relevance of the issue to be linked to pay

         o The degree that social performance is already included in the company's pay structure and disclosed

         o The degree that social performance is used by peer companies in setting pay

         o Violations or complaints filed against the company relating to the particular social performance measure

         o Artificial limits sought by the proposal, such as freezing or capping executive pay

         o        Independence of the compensation committee

         o        Current company pay levels.

CHARITABLE/POLITICAL CONTRIBUTIONS

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

         o The company is in compliance with laws governing corporate political activities, and

         o The company has procedures in place to ensure that employee contributions to company-sponsored political action committees
                  (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to report or publish in newspapers the company's political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements.

Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

                        LABOR STANDARDS AND HUMAN RIGHTS

CHINA PRINCIPLES

Vote AGAINST proposals to implement the China Principles unless:

         o There are serious controversies surrounding the company's China operations, and

         o The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS

Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:

         o        The nature and amount of company business in that country

         o        The company's workplace code of conduct

         o        Proprietary and confidential information involved

         o Company compliance with U.S. regulations on investing in the country

         o        Level of peer company involvement in the country.

INTERNATIONAL CODES OF CONDUCT/VENDOR STANDARDS

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

         o The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent

         o Agreements with foreign suppliers to meet certain workplace standards

         o        Whether company and vendor facilities are monitored and how

         o        Company participation in fair labor organizations

         o        Type of business

         o        Proportion of business conducted overseas

         o        Countries of operation with known human rights abuses

         o Whether the company has been recently involved in significant labor and human rights controversies or violations

         o        Peer company standards and practices

         o        Union presence in company's international factories

Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

         o The company does not operate in countries with significant human rights violations

         o The company has no recent human rights controversies or violations, or

         o The company already publicly discloses information on its vendor standards compliance.

MACBRIDE PRINCIPLES

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

         o Company compliance with or violations of the Fair Employment Act of 1989

         o Company antidiscrimination policies that already exceed the legal requirements

         o        The cost and feasibility of adopting all nine principles

         o The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles)

         o        The potential for charges of reverse discrimination

         o The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted

         o        The level of the company's investment in Northern Ireland

         o        The number of company employees in Northern Ireland

         o        The degree that industry peers have adopted the MacBride
                  Principles

         o Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

                                MILITARY BUSINESS

FOREIGN MILITARY SALES/OFFSETS

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

LANDMINES AND CLUSTER BOMBS

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:

         o Whether the company has in the past manufactured landmine components

         o        Whether the company's peers have renounced future production

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:

         o What weapons classifications the proponent views as cluster bombs

         o Whether the company currently or in the past has manufactured cluster bombs or their components

         o The percentage of revenue derived from cluster bomb manufacture

         o        Whether the company's peers have renounced future production

NUCLEAR WEAPONS

Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

OPERATIONS IN NATIONS SPONSORING TERRORISM (IRAN)

Vote CASE-BY-CASE on requests for a board committee review and report outlining the company's financial and reputational risks from its operations in Iran, taking into account current disclosure on:

         o The nature and purpose of the Iranian operations and the amount of business involved (direct and indirect revenues and expenses) that could be affected by political disruption

         o        Compliance with U.S. sanctions and laws

SPACED-BASED WEAPONIZATION

Generally vote FOR reports on a company's involvement in spaced-based weaponization unless:

         o        The information is already publicly available or

         o The disclosures sought could compromise proprietary information.

                               WORKPLACE DIVERSITY

BOARD DIVERSITY

Generally vote FOR reports on the company's efforts to diversify the board, unless:

         o The board composition is reasonably inclusive in relation to companies of similar size and business or

         o The board already reports on its nominating procedures and diversity initiatives.

Generally vote AGAINST proposals that would call for the adoption of specific committee charter language regarding diversity initiatives unless the company fails to publicly disclose existing equal opportunity or nondiscrimination policies.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

         o        The degree of board diversity

         o        Comparison with peer companies

         o        Established process for improving board diversity

         o        Existence of independent nominating committee

         o        Use of outside search firm

         o        History of EEO violations

EQUAL EMPLOYMENT OPPORTUNITY (EEO)

Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply:

         o        The company has well-documented equal opportunity programs

         o The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

         o The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

GLASS CEILING

Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:

         o The composition of senior management and the board is fairly inclusive

         o The company has well-documented programs addressing diversity initiatives and leadership development

         o The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

         o The company has had no recent, significant EEO-related violations or litigation

SEXUAL ORIENTATION

Vote FOR proposals seeking to amend a company's EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company.

Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefits decisions should be left to the discretion of the company.

10.      Mutual Fund Proxies

ELECTION OF DIRECTORS

Vote the election of directors on a CASE-BY-CASE basis, considering the following factors: board structure; director independence and qualifications; and compensation of directors within the fund and the family of funds attendance at board and committee meetings.

Votes should be withheld from directors who:

         o attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable.

         o In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.

         o ignore a shareholder proposal that is approved by a majority of shares outstanding;

         o ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years;

         o are interested directors and sit on the audit or nominating committee; or

         o are interested directors and the full board serves as the audit or

         o nominating committee or the company does not have one of these committees.

CONVERTING CLOSED-END FUND TO OPEN-END FUND

Vote conversion proposals on a CASE-BY-CASE basis, considering the following factors: past performance as a closed-end fund; market in which the fund invests; measures taken by the board to address the discount; and past shareholder activism, board activity, and votes on related proposals.

PROXY CONTESTS

Votes on proxy contests should be determined on a CASE-BY-CASE basis, considering the following factors:

         o        Past performance relative to its peers

         o        Market in which fund invests

         o        Measures taken by the board to address the issues

         o Past shareholder activism, board activity, and votes on related proposals

         o        Strategy of the incumbents versus the dissidents

         o        Independence of directors

         o        Experience and skills of director candidates

         o        Governance profile of the company

         o        Evidence of management entrenchment

INVESTMENT ADVISORY AGREEMENTS

Votes on investment advisory agreements should be determined on a CASE-BY-CASE basis, considering the following factors:

         o        Proposed and current fee schedules

         o        Fund category/investment objective

         o        Performance benchmarks

         o        Share price performance as compared with peers

         o        Resulting fees relative to peers

         o        Assignments (where the advisor undergoes a change of control)

APPROVING NEW CLASSES OR SERIES OF SHARES

Vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS

Votes on the authorization for or increase in preferred shares should be determined on a CASE-BY-CASE basis, considering the following factors: stated specific financing purpose, possible dilution for common shares, and whether the shares can be used for anti-takeover purposes

1940 ACT POLICIES

Votes on 1940 Act policies should be determined on a CASE-BY-CASE basis, considering the following factors:

         o potential competitiveness; regulatory developments; current and potential returns; and current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

CHANGING A FUNDAMENTAL RESTRICTION TO A NON-FUNDAMENTAL RESTRICTION

Proposals to change a fundamental restriction to a non-fundamental restriction should be evaluated on a CASE-BY-CASE basis, considering the following factors: the fund's target investments, the reasons given by the fund for the change, and the projected impact of the change on the portfolio.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NON-FUNDAMENTAL

Vote AGAINST proposals to change a fund's fundamental investment objective to non-fundamental.

NAME CHANGE PROPOSALS

Votes on name change proposals should be determined on a CASE-BY-CASE basis, considering the following factors: political/economic changes in the target market, consolidation in the target market, and current asset composition

CHANGE IN FUND'S SUB-CLASSIFICATION

Votes on changes in a fund's sub-classification should be determined on a CASE-BY-CASE basis, considering the following factors: potential competitiveness, current and potential returns, risk of concentration, and consolidation in target industry

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION

Vote these proposals on a CASE-BY-CASE basis, considering the following factors: strategies employed to salvage the company; the fund's past performance; and terms of the liquidation.

CHANGES TO THE CHARTER DOCUMENT

Votes on changes to the charter document should be determined on a CASE-BY-CASE basis, considering the following factors:

         o        The degree of change implied by the proposal

         o        The efficiencies that could result

         o        The state of incorporation

         o        Regulatory standards and implications

Vote AGAINST any of the following changes:

         o Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series

         o Removal of shareholder approval requirement for amendments to the new declaration of trust

         o Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act

         o Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares

         o Removal of shareholder approval requirement to engage in and terminate sub-advisory arrangements

         o Removal of shareholder approval requirement to change the domicile of the fund

CHANGING THE DOMICILE OF A FUND

Vote re-incorporations on a CASE-BY-CASE basis, considering the following factors:

         o regulations of both states; required fundamental policies of both states; and the increased flexibility available.

AUTHORIZING THE BOARD TO HIRE AND TERMINATE SUB-ADVISORS WITHOUT SHAREHOLDER APPROVAL

Vote AGAINST proposals authorizing the board to hire/terminate sub-advisors without shareholder approval.

DISTRIBUTION AGREEMENTS

Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

         o fees charged to comparably sized funds with similar objectives, the proposed distributor's reputation and past performance, the competitiveness of the fund in the industry, and terms of the agreement.

MASTER-FEEDER STRUCTURE

Vote FOR the establishment of a master-feeder structure.

MERGERS

Vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

         o resulting fee structure, performance of both funds, continuity of management personnel, and changes in corporate governance and their impact on shareholder rights.

SHAREHOLDER PROPOSALS TO ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

SHAREHOLDER PROPOSALS TO REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

SHAREHOLDER PROPOSALS TO TERMINATE THE INVESTMENT ADVISOR

Vote to terminate the investment advisor on a CASE-BY-CASE basis, considering the following factors: performance of the fund's NAV, the fund's history of shareholder relations, and the performance of other funds under the advisor's management.

         o performance of the fund's NAV, the fund's history of shareholder relations, and the performance of other funds under the advisor's management.


ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

         PORTFOLIO MANAGER FUND HOLDINGS AND INFORMATION ON OTHER MANAGED
         ACCOUNTS

         AIM's portfolio managers develop investment models which are used in connection with the management of certain AIM funds as well as other mutual funds for which AIM or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The following chart reflects information regarding accounts other than the Fund for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) mutual funds, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance ("performance-based fees"), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. Dollars using the exchange rates as of the applicable date.

         The following table reflects information as of December 31, 2005:

                                           OTHER REGISTERED             OTHER POOLED
                                        MUTUAL FUNDS (ASSETS IN      INVESTMENT VEHICLES            OTHER ACCOUNTS
                           DOLLAR             MILLIONS)              (ASSETS IN MILLIONS)       (ASSETS IN MILLIONS)(2)
                          RANGE OF      ------------------------    ---------------------       -----------------------
                         INVESTMENTS      NUMBER                     NUMBER                      NUMBER
                           IN EACH          OF          TOTAL          OF          TOTAL           OF           TOTAL
   PORTFOLIO MANAGER       FUND(1)       ACCOUNTS       ASSETS      ACCOUNTS       ASSETS       ACCOUNTS        ASSETS
----------------------------------------------------------------------------------------------------------------------
                                                 AIM FLOATING RATE FUND
----------------------------------------------------------------------------------------------------------------------
Thomas Ewald                None           None          N/A           1           $412.3          1            $930.0
----------------------------------------------------------------------------------------------------------------------


POTENTIAL CONFLICTS OF INTEREST

         Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and/or other accounts may be presented with one or more of the following conflicts:

>> The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. AIM seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

>> If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an


----------

(1) This column reflects investments in a Fund's shares owned directly by a portfolio manager or beneficially owned by a portfolio manager (as determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended). A portfolio manager is presumed to be a beneficial owner of securities that are held by his or her immediate family members sharing the same household.

(2) These are accounts of individual investors for which AIM's affiliate, AIM Private Asset Management, Inc. ("APAM") provides investment advice. APAM offers separately managed accounts that are managed according to the investment models developed by AIM's portfolio managers and used in connection with the management of certain AIM funds. APAM accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.

         allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, AIM and the Funds have adopted procedures for allowing portfolio transactions across multiple accounts.

>> With respect to securities transactions for the Funds, AIM determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which AIM or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), AIM may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

>> Finally, the appearance of a conflict of interest may arise where AIM has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

         AIM and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

DESCRIPTION OF COMPENSATION STRUCTURE

INVESCO SENIOR SECURED MANAGEMENT, INC.

         Each portfolio manager's compensation consists of the following five elements:

>> BASE SALARY. Each portfolio manager is paid a base salary which is set at a level determined to be appropriate based upon an individual's experience and responsibilities through the use of independent compensation surveys of the investment management industry.

>> ANNUAL BONUS. Each portfolio manager is paid an annual cash bonus which has a performance driven component and a discretionary component, the combined total of which will typically range from 50 to over 100 percent of the manager's base salary. Generally, the majority of the bonus is pre-tax performance driven, based on the success of the team's investment results which are measured against appropriate market benchmarks and peer groups. The remaining portion of the bonus is discretionary and is determined by the sub-advisor's Chief Investment Officer and Chief Executive Officer.

>> EQUITY-BASED COMPENSATION. Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares or deferred shares of AMVESCAP stock from pools determined from time to time by the Remuneration Committee of the AMVESCAP Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

>> PARTICIPATION IN GROUP INSURANCE PROGRAMS. Portfolio managers are provided life insurance coverage in the form of a group variable universal life insurance policy, under which they may make additional contributions to purchase additional insurance coverage or for investment purposes.

>> PARTICIPATION IN DEFERRED COMPENSATION PLAN. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation.

            Portfolio managers also participate in benefit plans and programs available generally to all employees.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

                  Not applicable.

ITEM 10.    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

                  None

ITEM 11.    CONTROLS AND PROCEDURES.

(a) As of December 15, 2005, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant's disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act"), as amended. Based on that evaluation, the Registrant's officers, including the PEO and PFO, concluded that, as of December 16, 2004, the Registrant's disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b) There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12.    EXHIBITS.

12(a) (1)   Code of Ethics.

12(a) (2)   Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment
            Company Act of 1940.

12(a) (3)   Not applicable.

12(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:     AIM Floating Rate Fund

By:      /s/ ROBERT H. GRAHAM
         -----------------------------------------
         Robert H. Graham
         Principal Executive Officer

Date:    March 10, 2006

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By:      /s/ ROBERT H. GRAHAM
         -----------------------------------------
         Robert H. Graham
         Principal Executive Officer

Date:    March 10, 2006


By:      /s/ SIDNEY M. DILGREN
         -----------------------------------------
         Sidney M. Dilgren
         Principal Financial Officer

Date:    March 10, 2006

                                  EXHIBIT INDEX


12(a) (1)   Code of Ethics.

12(a) (2)   Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment
            Company Act of 1940.

12(a) (3)   Not applicable.

12(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.